UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-10549
                                                     ---------------------

             Nuveen Pennsylvania Dividend Advantage Municipal Fund 2
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
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               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
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                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: April 30
                                           ------------------

                  Date of reporting period: April 30, 2008
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


 Annual Report | Nuveen Investments
April 30, 2008 | Municipal Closed-End Funds

Photo of: Small child

                        NUVEEN NEW JERSEY
                        INVESTMENT QUALITY
                        MUNICIPAL FUND, INC.
                        NQJ

                        NUVEEN NEW JERSEY
                        PREMIUM INCOME
                        MUNICIPAL FUND, INC.
                        NNJ

                        NUVEEN NEW JERSEY
                        DIVIDEND ADVANTAGE
                        MUNICIPAL FUND
                        NXJ

                        NUVEEN NEW JERSEY
                        DIVIDEND ADVANTAGE
                        MUNICIPAL FUND 2
                        NUJ

                        NUVEEN PENNSYLVANIA
                        INVESTMENT QUALITY
                        MUNICIPAL FUND
                        NQP

                        NUVEEN PENNSYLVANIA
                        PREMIUM INCOME
                        MUNICIPAL FUND 2
                        NPY

                        NUVEEN PENNSYLVANIA
                        DIVIDEND ADVANTAGE
                        MUNICIPAL FUND
                        NXM

                        NUVEEN PENNSYLVANIA
                        DIVIDEND ADVANTAGE
                        MUNICIPAL FUND 2
                        NVY

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

Chairman's
LETTER TO SHAREHOLDERS

Photo of: Timothy R. Schwertfeger


Timothy R. Schwertfeger  |  Chairman of the Board

It is with a variety of emotions that I write my last letter to Nuveen Fund shareholders. For a dozen years, it has been my privilege to communicate periodically with you through these annual and semi-annual reports about the performance and uses of your Fund. Over that time, I've tried to emphasize the central role that quality municipal bonds can play in creating attractive opportunities for current tax-free income, long-term return and portfolio diversification. I firmly believe that all our Fund shareholders, working in conjunction with a trusted financial advisor, have the potential to reach their financial objectives by using Nuveen Funds as a core component of a well-balanced portfolio.

As I noted in your Fund's last shareholder report, Nuveen Investments was acquired in November 2007 by a group led by Madison Dearborn Partners, LLC. While this event had no impact on the investment objectives, portfolio management strategies or dividend policies of your Fund, it did provide a convenient point to begin implementing a long-planned transition in the senior management team at Nuveen. As a part of this process, I will be leaving the Board of the Nuveen Funds on June 30, 2008.

In addition, Nuveen and your Fund's Board determined that Fund shareholders would be best served by having an independent director serve as the new chairman of the Fund Board. Therefore, I am very excited and pleased to report that I will be succeeded as chairman of your Nuveen Fund Board by Robert Bremner. A member of the Board since 1997, Bob is a management consultant and private investor not affiliated with Nuveen. Over the years, he has played a critical role on the Fund Board, most recently as the lead independent director, and I know Bob and the other Board members are determined to maintain the standards and commitment to quality that you have come to expect from your Nuveen investment.

Please take the time to review the Portfolio Manager's Comments, the Common Share Dividend and Share Price Information, and the Performance Overview sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of Bob Bremner and the other members of your Fund's Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
June 16, 2008

Portfolio Manager's COMMENTS
--------------------------------------------------------------------------------

                                              | NQJ, NNJ, NXJ, NUJ,
Nuveen Investments Municipal Closed-End Funds | NQP, NPY, NXM, NVY

Portfolio manager Cathryn Steeves reviews U.S. economic and municipal market conditions at the national and state levels, key investment strategies, and the annual performance of the Nuveen New Jersey and Pennsylvania Funds. Cathryn, who joined Nuveen in 1996, assumed portfolio management responsibility for these eight Funds in 2006.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE TWELVE-MONTH REPORTING PERIOD ENDED APRIL 30, 2008?

During this reporting period, developments in the financial sector, especially in the credit markets, led to increased volatility, tightening liquidity and a flight to quality. These developments, which began to take shape during the summer of 2007, became particularly evident in August 2007 when market concerns about defaults on sub-prime mortgages resulted in a liquidity crisis across all fixed income asset classes. In September 2007, the Federal Reserve (Fed) responded to credit market volatility by launching a series of interest rate cuts that lowered the fed funds rate by 325 basis points--from 5.25% to 2.00%--in eight months, including reductions of 125 basis points in January 2008 alone.

The Fed's actions also were a response to increased signs of weakness in the U.S. economy, as evidenced by the slowing growth of the U.S. gross domestic product (GDP), a closely watched measure of economic performance. While GDP expanded at 3.8% in the second quarter of 2007 and 4.9% in the third quarter of 2007, this measure dropped sharply to 0.6% in the fourth quarter of 2007 (all GDP numbers annualized). In the first quarter of 2008, GDP grew at an annual rate of 0.9%, restrained by a 25.5% decline in residential investment and the weakest consumer spending since 2001. Driven largely by increased energy, agricultural and commodities prices, the Consumer Price Index (CPI) registered a 3.9% year-over-year gain as of April 2008, while the increase in this inflation gauge for the first four months of 2008 was 3.0% annualized. The core CPI (which excludes food and energy prices) rose 2.3% between May 2007 and April 2008, remaining above the Fed's unofficial target of 2.0% or lower. In the labor markets, January 2008 marked the first decline in new jobs created since 2003, breaking the longest string of employment growth (52 months) in U.S. history. The national unemployment rate for April 2008 was 5.0%, up from 4.5% in April 2007.

Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

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

In the municipal bond market, factors related to the sub-prime mortgage crisis had an indirect, but important, influence on performance. General concerns about the credit markets as well as more specific concerns about municipal bond insurers with exposure to sub-prime mortgages caused some investors to curtail purchases. Because some investors were avoiding exposure to such insurers, hedge funds and other non-traditional buyers of municipal bonds were forced to sell holdings of long-maturity bonds into a market already experiencing a lack of liquidity. Combined with the Fed rate cuts, this selling produced a sharp steepening of the municipal yield curve, as longer-term interest rates rose and short-term interest rates declined. In this environment, bonds with shorter maturities generally outperformed longer maturity bonds and higher quality bonds tended to outperform lower quality credits.

Over the twelve months ended April 2008, municipal bond issuance nationwide totaled $453.9 billion, a decrease of 4% from the previous twelve months. During the first four months of 2008, as $129.0 billion in new securities came to market, down 9% from the same period in 2007. To date in 2008, insured bonds comprised 26% of new supply, compared with the recent historical figure of approximately 50%. Despite disruptions in the markets, new municipal issuance continued to be met with good demand by institutional and retail investors as well as non-traditional buyers returning to the market toward the end of this period.

HOW WERE ECONOMIC AND MARKET CONDITIONS IN NEW JERSEY AND PENNSYLVANIA?

New Jersey continued to have a diverse and relatively stable economy, with a large collection of high-tech and research companies, a highly diverse industrial base and strong links to international trade through the state's seaports. Drivers of employment growth in New Jersey included education and health care, professional and business services, and the financial sector, which helped to offset continued job losses in the manufacturing sector to some degree. However, the state has not escaped the national housing market slowdown, and the slide in housing prices statewide impacted construction payrolls as well as sectors related to home and consumer spending. In addition, the sub-prime mortgage crisis helped to fuel volatility in the equity markets and create risks for financial services firms in the state. In April 2008, New Jersey's jobless rate was 5.0%, up from 4.3% in April 2007, its highest level since May 2004 and on par with the national average. As of April 30, 2008, New Jersey general obligation debt was rated Aa3/AA-/AA- by Moody's, Standard & Poor's (S&P), and Fitch, respectively. Both Moody's and S&P continued to list their outlooks for the state as stable. For the twelve months ended April 30, 2008, municipal issuance in New Jersey totaled $11.7 billion, a decrease of 22% from the previous twelve months. During the first four months of 2008, issuance fell off even more sharply to $3.3 billion, down 42% from the first four months of 2007. According to Moody's, New Jersey carries the fourth largest debt load in the nation.

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                                                                             5
                                                                            ----

The Pennsylvania economy continued to perform relatively well, although the commonwealth's labor market softened over the past twelve months. In recent years, aggressive economic development efforts have helped Pennsylvania's economy diversify into new areas, with health care and education services now comprising the largest sector in terms of employment. In conjunction with these industries, the commonwealth has a strong presence in biotechnology and pharmaceutical research and manufacturing. Pennsylvania's higher education institutions, including several medical schools, also have contributed to the growth of this area. Other growth drivers include professional and business services and transportation. On the other hand, the commonwealth's continued dependence on its shrinking old-line manufacturing industries, declining home prices and the resulting layoffs in housing-related industries, and an aging infrastructure served as impediments to growth. As of April 2008, unemployment in Pennsylvania was 5.0%, up from 4.3% in April 2007, Moody's, S&P, and Fitch, respectively, maintained their ratings on Pennsylvania general obligation debt at Aa2/AA/AA with stable outlooks as of the end of this reporting period and municipal bond issuance in the commonwealth during the twelve months totaled $19.0 billion, a decrease of 9%. For the first four months of 2008, Pennsylvania saw issuance drop 16% compared with the first four months of 2007, with $4.9 billion in new municipal paper.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THIS REPORTING
PERIOD?

During this period, the municipal market was characterized by volatility and a steepening yield curve, we sought to capitalize on a turbulent environment by continuing to focus on relative value, using a fundamental approach to find undervalued sectors and individual credits with the potential to perform well over the long term.

In the earlier part of the period, our emphasis was generally on purchasing bonds with longer maturities and on managing the Funds' durations.1 When August's liquidity crisis led the market to discount lower-quality and higher-yielding bonds we took advantage of opportunities that we considered overlooked and undervalued to selectively add these types of bonds to our portfolios. Among the credits we added to the Funds were uninsured health care and long-term care bonds, marking the first time in a while that we found bonds in these sectors at attractive levels relative to their credit quality. We also added exposure to the short end of the yield curve by purchasing small positions in auction rate bonds. Auction rate bonds are short-term securities whose interest payments are adjusted periodically through an auction process which typically also serves as a means for buying and selling.

(1) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

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  6
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

To generate cash for purchases, we selectively sold some holdings with shorter durations at attractive prices resulting from high demand. Selling shorter duration bonds and reinvesting further out on the yield curve also helped to improve the Funds' overall call protection profiles. We also took advantage of strong bids to sell some bonds that were attractive to the retail market.

As part of our disciplined approach to duration management, we use inverse floating rate securities,(2) a type of derivative financial instrument, in all the Fund's except NUJ during this reporting period. Inverse floaters typically provide the dual benefit of lengthening the durations of the Funds to be closer to our strategic target and enhancing their income-generation capabilities. All four of the New Jersey Funds and NQP and NPY used forward interest rate swaps, another type of derivative financial instrument. The goal of this strategy was to help us manage the common share net asset value (NAV) volatility of these Funds without having a negative impact on their income streams or common share dividends over the short term. As of April 30, 2008, all of the forward interest rate swaps had been removed from these six Funds.

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen New Jersey and Pennsylvania Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Total Returns on Common Share Net Asset Value*
For periods ended 4/30/08

                                              1-Year        5-Year       10-Year
New Jersey Funds
NQJ                                           -0.08%         4.62%         5.52%
NNJ                                            0.77%         4.20%         5.73%
NXJ                                           -0.81%         4.77%          N/A
NUJ                                           -0.60%         5.17%          N/A

Lipper New Jersey
Municipal Debt Funds Average(3)               -2.70%         4.66%         5.32%

Lehman Brothers
Municipal Bond Index(4)                        2.79%         4.03%         5.16%

Pennsylvania Funds
NQP                                           -0.92%         3.72%         5.06%
NPY                                           -2.06%         3.67%         5.41%
NXM                                           -0.87%         4.65%          N/A
NVY                                           -0.60%         4.40%          N/A

Lipper Pennsylvania
Municipal Debt Funds Average(3)               -2.80%         3.92%         5.16%

Lehman Brothers
Municipal Bond Index(4)                        2.79%         4.03%         5.16%

*Annualized

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

(2) An inverse floating rate security is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in This Report sections of this shareholder report.

(3) The Lipper New Jersey Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 13; 5 years, 13; and 10 years, 7. The Lipper Pennsylvania Municipal Debt Funds Average is calculated using the returns of all closed-end funds for each period as follows: 1 year, 9; 5 years, 9; and 10 years, 4. Fund and Lipper returns assume reinvestment of dividends.

(4) The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

                                                                            ----
                                                                             7
                                                                            ----

For the twelve months ended April 30, 2008, the total returns on common share NAV for the New Jersey and Pennsylvania Funds underperformed the return on the national Lehman Brothers Municipal Bond Index. At the same time, the four New Jersey Funds outperformed the average return for the Lipper New Jersey Municipal Debt Funds Average, and the performance of the four Pennsylvania Funds exceeded that of the Lipper Pennsylvania Municipal Debt Funds Average.

One of the major factors impacting the performance of these Funds in relation to that of the unleveraged Lehman Brothers Municipal Bond Index was the use of financial leverage. While leverage provides opportunities for additional income and total returns for common shareholders, the benefits of leveraging are tied in part to the short-term rates that leveraged Funds pay their preferred shareholders. During this period, as the yields on longer-term bonds rose and their prices correspondingly fell, declining valuations had a negative effect on performance that was magnified by the use of leverage. In addition, the Funds' borrowing costs remained relatively high, negatively impacting their total returns.

Other key factors that influenced the Funds' returns included yield curve and duration positioning, the use of derivatives, credit exposure and sector allocations and holdings of bonds backed by certain municipal bond insurers.

Bonds in the Lehman Brothers Municipal Bond Index with maturities of less than eight years, especially those maturing in approximately three to five years, benefited the most from changes in the interest rate environment. As a result, these bonds generally outperformed credits with longer maturities. Bonds having the longest maturities (twenty-two years and longer) posted the worst returns for the period. For the most part, the New Jersey Funds' yield curve positioning was a net positive for performance during this period. Although these four Funds were underexposed to the outperforming shorter maturity categories, this was generally offset by the Funds' heavier weightings in the intermediate part of the yield curve, which performed well and lower allocations to the underperforming long part of the curve. Among the Pennsylvania Funds, NXM and NVY benefited from having the shortest durations, while NQP and NPY were penalized for their heavier exposures to the longer part of the yield curve.

As mentioned earlier, all four of the New Jersey Funds, NQP and NPY used forward interest rate swaps. In the New Jersey Funds, these derivatives were used to synthetically extend the Funds' durations and move them closer to our strategic duration target. Despite the fact that longer duration instruments performed relatively poorly, the use of these forward interest rate swaps had a positive impact on the return performance of these four Funds. This was due to the fact that these interest rate swaps provided exposure to taxable markets during a period when, in contrast to historical trends, the U.S. Treasury market and the municipal market moved in the opposite directions. As municipal market performance lagged the significant gains made by

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  8
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

Treasuries, these interest rate swaps performed very well. However, in NQP and NPY, which had durations that exceeded our target, interest rate swaps were used to synthetically shorten duration. These positions, which reduced duration in the outperforming taxable markets hurt the performance of NQP and NPY.

In addition, the inverse floaters used by NQJ, NNJ, NXJ, NQP and NPY had a negative impact on performance. This resulted from the fact that the inverse floaters effectively increased the Funds' exposure to longer maturity bonds during a period when shorter maturities were in favor in the market. However, the inverse floaters also benefited the Funds by helping to support their income streams. In general, we believe the Nuveen Funds had smaller positions in inverse floaters than their peers in the Lipper New Jersey and Pennsylvania Municipal Debt Funds Average, which helped the relative performance of these five Nuveen Funds.

As credit spreads widened, bonds rated BBB or below posted poor returns. The underperformance of the lower credit quality sector was largely the result of risk-averse investors' flight to quality as disruptions in the financial and housing markets deepened. As of April 30, 2008, the New Jersey Funds' holdings of bonds rated BBB or lower and non-rated bonds ranged from 12% in NNJ and 14% in NXJ to 17% in NUJ and 18% in NQJ, while the Pennsylvania Funds' allocations totaled approximately 7% in NQP, 17% in NPY, 20% in NXM, and 24% in NVY. The Funds' allocations to these credit quality sectors were generally higher than that of the Lehman Brothers Municipal Bond Index, and the negative impact of this greater exposure to credit risk accounted for some of the performance differential between these Funds and the index.

In general, bonds that carried any credit risk, regardless of sector, tended to perform poorly. Revenue bonds as a whole, and especially the industrial development and health care (including hospitals and long-term care) sectors that had ranked among the top performers in the Lehman Brothers Municipal Bond Index over the past few years, underperformed the general municipal market. The housing sector also performed poorly, as did bonds backed by the 1998 master tobacco settlement agreement, which comprised approximately 2% to 3% of the portfolios of the New Jersey Funds as of April 30, 2008. The Pennsylvania Funds did not hold any tobacco credits. Among the worst performers in the municipal market were zero coupon bonds, which have longer durations and greater exposure to interest rate risk. The performance of NXJ, which had the largest position in zero coupon bonds among the New Jersey Funds, was adversely affected by these holdings, while NNJ had the smallest allocation of zero coupon bonds.

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                                                                             9
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

Sectors of the market that generally contributed positively to the Funds' performances included general obligation bonds, water and sewer, and special tax issues. Pre-refunded bonds5 performed exceptionally well, due primarily to their shorter effective maturities and higher credit quality. Among the four Pennsylvania Funds, NPY held significantly fewer advance refunded bonds than the other three Funds, which explains some of the performance differential among these Funds.

Another factor that had an impact on the performance of these Funds was their exposure to bonds insured by certain municipal insurers. As concern increased about the balance sheets of municipal bond insurers, prices on bonds insured by these companies declined, detracting from the Funds' performance. On the whole, the holdings within these Funds continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

The portfolios of investments reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. During the period covered by this report, at least one rating agency reduced the rating for AMBAC-insured and MBIA-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds to BB. Subsequent to April 30, 2008, and at the time this report was prepared, at least one rating agency further reduced the rating for CIFG-insured bonds to BB and MBIA-insured bonds to A. As of April 30, 2008, at least one rating agency has placed XLCA-insured bonds on "negative credit watch" and one or more rating agencies have placed each of these insurers on "negative outlook", which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers' ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers. It is important to note that municipal bonds historically have had a very low rate of default.

(5) Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

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  10
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

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED MARKETS

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the preferred shares issued by these Funds than there were offers to buy. This meant that these auctions "failed to clear" and that many or all auction preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction preferred shares did not lower the credit quality of these shares, and auction preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the auction preferred shares. At the time this report was prepared, the Funds' managers could not predict when future auctions might succeed in attracting sufficient buyers for the shares offered, if ever. The Funds' managers are working diligently to refund the auction preferred shares, and have made progress in these efforts, but at present there is no assurance that these efforts will succeed. These developments generally do not affect the management or investment policies of these Funds. However, one implication of these auction failures for common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future common share earnings may be lower than they otherwise would have been.

For current, up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

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                                                                            11
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

Common Share
Dividend and Share Price
                                                                     INFORMATION
--------------------------------------------------------------------------------

As previously noted, all of the Funds in this report use leverage to potentially enhance opportunities for additional income for common shareholders. While this strategy continued to provide incremental income, the extent of this benefit was reduced to a degree by the borrowing costs associated with leverage, which remained relatively high. The Funds' income streams were also impacted as the proceeds from older, higher-yielding bonds that matured or were called were reinvested into bonds currently available in the market, which generally offered lower yields. These factors resulted in one monthly dividend reduction in NNJ, NPY, and NVY and two reductions in NXJ, NUJ, and NXM over the twelve-month period ended April 30, 2008. The dividend of NQJ remained stable throughout this reporting period. In NQP, we were able to increase the monthly dividend effective August 2007.

Due to capital gains generated by normal portfolio activity, common shareholders of the following Funds received capital gains and/or net ordinary income distributions at the end of December 2007 as follows:

                                            Short-Term Capital Gains
              Long-Term Capital Gains         and/or Ordinary Income
                          (per share)                    (per share)

NQJ                           $0.0299                             --
NNJ                           $0.0413                        $0.0008
NXJ                           $0.0269                             --
NUJ                           $0.1515                             --
NPY                           $0.0439                             --
NXM                           $0.0516                             --
NVY                           $0.0487                             --

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has

-----
  12
-----
cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's common share NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's common share NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of April 30, 2008, all of the Funds in this report had positive UNII balances for tax purposes. NPY had a positive UNII balance, while the remaining seven Funds in this report had negative UNII balances for financial statement purposes.

As of April 30, 2008, the Funds' common share prices were trading at discounts to their common share NAVs as shown in the accompanying chart:

                      4/30/08              Twelve-Month
                     Discount          Average Discount

NQJ                    -8.20%                    -8.39%
NNJ                    -7.92%                    -7.53%
NXJ                    -8.06%                    -6.66%
NUJ                    -5.30%                    -3.26%
NQP                    -8.96%                    -9.63%
NPY                   -10.48%                    -9.89%
NXM                    -5.94%                    -6.08%
NVY                    -7.52%                    -5.68%

COMMON SHARE REPURCHASE AND SHARE PRICE INFORMATION

On July 10, 2007, the Board of Trustees of NQP and NPY approved an open market share repurchase program as part of a broad, ongoing effort designed to support the market prices of the Funds' common shares. Repurchases not only help to support the market price, but because such purchases are made at a discount to NAV, they have the effect of augmenting NAV. Under the terms of the program, each Fund may repurchase up to 10% of its outstanding common shares. As of April 30, 2008, NQP and NPY had repurchased 139,900 and 156,100 common shares, respectively, representing approximately 0.9% and 1.0% of the Funds' total common shares outstanding, respectively.

                                                                           -----
                                                                            13
                                                                           -----

NQJ         | Nuveen New Jersey
Performance | Investment Quality
OVERVIEW    | Municipal Fund, Inc.

                                                            as of April 30, 2008

Credit Quality (as a % of total investments)(1)

Pie Chart:
AAA/U.S.
Guaranteed           57%
AA                   12%
A                    13%
BBB                  16%
BB or Lower           1%
N/R                   1%

2007-2008 Monthly Tax-Free Dividends Per Common Share(3)

Bar Chart:
May  $ 0.0545
Jun    0.0545
Jul    0.0545
Aug    0.0545
Sep    0.0545
Oct    0.0545
Nov    0.0545
Dec    0.0545
Jan    0.0545
Feb    0.0545
Mar    0.0545
Apr    0.0545

Common Share Price Performance -- Weekly Closing Price

Line Chart:
5/01/07         $ 14.30
                  14.36
                  14.43
                  14.26
                  14.00
                  13.99
                  13.81
                  13.63
                  13.45
                  13.72
                  13.65
                  13.55
                  13.38
                  13.47
                  13.37
                  13.22
                  13.01
                  13.21
                  13.28
                  13.49
                  13.55
                  13.42
                  13.62
                  13.52
                  13.10
                  13.13
                  13.19
                  13.19
                  13.03
                  12.46
                  12.63
                  12.89
                  13.06
                  12.79
                  12.62
                  12.94
                  13.38
                  13.59
                  13.33
                  13.67
                  13.68
                  13.70
                  12.85
                  12.78
                  12.59
                  13.00
                  12.65
                  12.61
                  12.99
                  12.89
                  12.99
                  12.97
                  13.13
4/30/08           13.09

Fund Snapshot
--------------------------------------------------------------------------------
Common Share Price                                                    $   13.09
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                       $   14.26
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -8.20%
--------------------------------------------------------------------------------
Market Yield                                                              5.00%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                               7.42%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                  $ 292,194
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                            16.67
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.50
--------------------------------------------------------------------------------

Average Annual Total Return
(Inception 2/21/91)
--------------------------------------------------------------------------------
                                                    On Share Price    On NAV
--------------------------------------------------------------------------------
1-Year                                                 -3.64%         -0.08%
--------------------------------------------------------------------------------
5-Year                                                  2.99%          4.62%
--------------------------------------------------------------------------------
10-Year                                                 4.27%          5.52%
--------------------------------------------------------------------------------

Industries
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                   21.9%
--------------------------------------------------------------------------------
Transportation                                                           16.4%
--------------------------------------------------------------------------------
Health Care                                                              15.1%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                          13.8%
--------------------------------------------------------------------------------
Education and Civic Organizations                                        11.0%
--------------------------------------------------------------------------------
Water and Sewer                                                           5.1%
--------------------------------------------------------------------------------
Tax Obligation/General                                                    4.9%
--------------------------------------------------------------------------------
Other                                                                    11.8%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0299 per share.

-----
  14
-----

NNJ         | Nuveen New Jersey
Performance | Premium Income
OVERVIEW    | Municipal Fund, Inc.

                                                            as of April 30, 2008

Credit Quality (as a % of total investments)(1)

Pie Chart:
AAA/U.S.
Guaranteed            58%
AA                    13%
A                     17%
BBB                   10%
BB or Lower            1%
N/R                    1%

2007-2008 Monthly Tax-Free Dividends Per Common Share(3)

Bar Chart:
May  $ 0.0575
Jun    0.0545
Jul    0.0545
Aug    0.0545
Sep    0.0545
Oct    0.0545
Nov    0.0545
Dec    0.0545
Jan    0.0545
Feb    0.0545
Mar    0.0545
Apr    0.0545

Common Share Price Performance -- Weekly Closing Price

Line Chart:
5/01/07         $ 15.15
                  15.30
                  15.19
                  15.12
                  15.00
                  14.94
                  14.42
                  14.02
                  13.90
                  13.94
                  13.95
                  13.80
                  13.63
                  13.61
                  13.85
                  13.59
                  13.25
                  13.62
                  13.72
                  13.89
                  14.04
                  13.74
                  13.78
                  13.75
                  13.59
                  13.50
                  13.44
                  13.52
                  13.27
                  12.95
                  12.92
                  13.20
                  13.35
                  13.34
                  13.05
                  13.30
                  13.85
                  14.08
                  13.71
                  14.10
                  13.96
                  14.05
                  13.30
                  13.14
                  13.12
                  13.21
                  12.97
                  13.09
                  13.14
                  13.30
                  13.28
                  13.34
                  13.48
4/30/08           13.48

Fund Snapshot
--------------------------------------------------------------------------------
Common Share Price                                                   $   13.48
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                      $   14.64
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -7.92%
--------------------------------------------------------------------------------
Market Yield                                                              4.85%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                               7.20%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $ 176,374
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                           15.38
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                9.15
--------------------------------------------------------------------------------

Average Annual Total Return
(Inception 12/17/92)
--------------------------------------------------------------------------------
                                                    On Share Price     On NAV
--------------------------------------------------------------------------------
1-Year                                                 -6.18%           0.77%
--------------------------------------------------------------------------------
5-Year                                                  3.44%           4.20%
--------------------------------------------------------------------------------
10-Year                                                 5.05%           5.73%
--------------------------------------------------------------------------------

Industries
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    26.8%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           14.9%
--------------------------------------------------------------------------------
Health Care                                                               13.8%
--------------------------------------------------------------------------------
Transportation                                                            12.2%
--------------------------------------------------------------------------------
Education and Civic Organizations                                         10.5%
--------------------------------------------------------------------------------
Water and Sewer                                                            8.5%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     6.9%
--------------------------------------------------------------------------------
Other                                                                      6.4%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders capital gains and net ordinary income distributions in December 2007 of $0.0413 and $0.0008 per share, respectively.

                                                                           -----
                                                                            15
                                                                           -----

NXJ         | Nuveen New Jersey
Performance | Dividend Advantage
OVERVIEW    | Municipal Fund

                                                            as of April 30, 2008

Credit Quality (as a % of total investments)(1)

Pie Chart:
AAA/U.S.
Guaranteed           60%
AA                    6%
A                    20%
BBB                  11%
BB or Lower           2%
N/R                   1%

2007-2008 Monthly Tax-Free Dividends Per Common Share(3)

Bar Chart:
May  $ 0.062
Jun    0.058
Jul    0.058
Aug    0.058
Sep    0.058
Oct    0.055
Nov    0.055
Dec    0.055
Jan    0.055
Feb    0.055
Mar    0.055
Apr    0.055

Common Share Price Performance -- Weekly Closing Price

Line Chart:
5/01/07         $ 15.66
                  15.60
                  15.36
                  15.25
                  14.93
                  15.33
                  14.51
                  14.01
                  13.98
                  14.17
                  14.08
                  13.74
                  13.75
                  13.66
                  13.71
                  13.70
                  13.10
                  13.67
                  13.69
                  14.07
                  14.40
                  13.70
                  13.90
                  13.49
                  13.68
                  13.42
                  13.33
                  13.41
                  13.08
                  12.70
                  12.88
                  12.95
                  13.15
                  12.92
                  12.89
                  12.93
                  13.64
                  13.70
                  13.46
                  13.74
                  13.50
                  13.70
                  12.90
                  12.90
                  12.60
                  12.98
                  12.62
                  12.39
                  12.80
                  12.96
                  13.02
                  13.00
                  13.00
4/30/08           13.11

Fund Snapshot
--------------------------------------------------------------------------------
Common Share Price                                                   $   13.11
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                      $   14.26
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -8.06%
--------------------------------------------------------------------------------
Market Yield                                                              5.03%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                               7.46%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $  93,762
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                           16.82
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                               11.05
--------------------------------------------------------------------------------

Average Annual Total Return
(Inception 3/27/01)
--------------------------------------------------------------------------------
                                                    On Share Price     On NAV
--------------------------------------------------------------------------------
1-Year                                                 -12.31%         -0.81%
--------------------------------------------------------------------------------
5-Year                                                   3.75%          4.77%
--------------------------------------------------------------------------------
Since
Inception                                                3.91%          5.79%
--------------------------------------------------------------------------------

Industries
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    22.3%
--------------------------------------------------------------------------------
Water and Sewer                                                           15.7%
--------------------------------------------------------------------------------
Health Care                                                               15.2%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           13.7%
--------------------------------------------------------------------------------
Education and Civic Organizations                                         11.8%
--------------------------------------------------------------------------------
Transportation                                                            11.7%
--------------------------------------------------------------------------------
Other                                                                      9.6%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0269 per share.

-----
  16
-----

NUJ         | Nuveen New Jersey
Performance | Dividend Advantage
OVERVIEW    | Municipal Fund 2

                                                            as of April 30, 2008

Credit Quality (as a % of total investments)(1)

Pie Chart:
AAA/U.S.
Guaranteed            52%
AA                     7%
A                     24%
BBB                   13%
BB or Lower            3%
N/R                    1%

2007-2008 Monthly Tax-Free Dividends Per Common Share(3)

Bar Chart:
May  $ 0.0660
Jun    0.0615
Jul    0.0615
Aug    0.0615
Sep    0.0615
Oct    0.0575
Nov    0.0575
Dec    0.0575
Jan    0.0575
Feb    0.0575
Mar    0.0575
Apr    0.0575

Common Share Price Performance -- Weekly Closing Price

Line Chart:
5/01/07         $ 16.40
                  16.34
                  16.25
                  16.39
                  15.87
                  15.65
                  15.33
                  14.84
                  14.98
                  14.96
                  15.10
                  14.82
                  14.68
                  14.85
                  14.72
                  14.59
                  13.94
                  14.21
                  14.30
                  14.62
                  14.75
                  14.58
                  14.81
                  14.60
                  14.47
                  14.40
                  14.02
                  13.94
                  13.66
                  13.45
                  13.35
                  13.58
                  13.81
                  13.49
                  13.34
                  13.26
                  13.95
                  14.20
                  13.98
                  14.12
                  14.46
                  14.24
                  13.50
                  13.27
                  13.05
                  13.20
                  12.99
                  12.99
                  13.34
                  13.45
                  13.43
                  13.49
                  13.51
4/30/08           13.59

Fund Snapshot
--------------------------------------------------------------------------------
Common Share Price                                                   $   13.59
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                      $   14.35
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -5.30%
--------------------------------------------------------------------------------
Market Yield                                                              5.08%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                               7.54%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $  64,904
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                           16.88
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                               10.41
--------------------------------------------------------------------------------

Average Annual Total Return
(Inception 3/25/02)
--------------------------------------------------------------------------------
                                                    On Share Price     On NAV
--------------------------------------------------------------------------------
1-Year                                                 -12.41%         -0.60%
--------------------------------------------------------------------------------
5-Year                                                   4.26%          5.17%
--------------------------------------------------------------------------------
Since
Inception                                                4.47%          6.20%
--------------------------------------------------------------------------------

Industries
(as a % of total investments)
--------------------------------------------------------------------------------
Health Care                                                               20.2%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    18.2%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           17.5%
--------------------------------------------------------------------------------
Transportation                                                            15.2%
--------------------------------------------------------------------------------
Education and Civic Organizations                                         10.0%
--------------------------------------------------------------------------------
Long-Term Care                                                             6.0%
--------------------------------------------------------------------------------
Other                                                                     12.9%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.1515 per share.

                                                                           -----
                                                                            17
                                                                           -----

NQP         | Nuveen Pennsylvania
Performance | Investment Quality
OVERVIEW    | Municipal Fund

                                                            as of April 30, 2008

Credit Quality (as a % of total investments)(1)

Pie Chart:
AAA/U.S.
Guaranteed           60%
AA                   21%
A                    12%
BBB                   6%
N/R                   1%

2007-2008 Monthly Tax-Free Dividends Per Common Share

Bar Chart:
May  $ 0.0535
Jun    0.0535
Jul    0.0535
Aug    0.0550
Sep    0.0550
Oct    0.0550
Nov    0.0550
Dec    0.0550
Jan    0.0550
Feb    0.0550
Mar    0.0550
Apr    0.0550

Common Share Price Performance -- Weekly Closing Price

Line Chart:
5/01/07         $ 14.05
                  14.10
                  14.01
                  13.97
                  13.85
                  13.86
                  13.51
                  13.48
                  13.33
                  13.40
                  13.51
                  13.27
                  13.31
                  13.24
                  13.37
                  13.15
                  13.08
                  13.20
                  13.28
                  13.46
                  13.50
                  13.31
                  13.65
                  13.50
                  13.44
                  13.34
                  13.47
                  13.46
                  12.96
                  12.65
                  12.64
                  12.74
                  13.01
                  12.95
                  12.64
                  12.93
                  13.54
                  13.72
                  13.42
                  13.67
                  13.57
                  13.52
                  12.92
                  12.73
                  12.39
                  12.88
                  12.57
                  12.38
                  12.76
                  12.90
                  12.92
                  13.23
                  13.09
4/30/08           13.10

Fund Snapshot
--------------------------------------------------------------------------------
Common Share Price                                                   $   13.10
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                      $   14.39
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -8.96%
--------------------------------------------------------------------------------
Market Yield                                                              5.04%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                               7.22%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $ 232,528
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                           16.22
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                               11.07
--------------------------------------------------------------------------------

Average Annual Total Return
(Inception 2/21/91)
--------------------------------------------------------------------------------
                                                    On Share Price     On NAV
--------------------------------------------------------------------------------
1-Year                                                 -1.78%          -0.92%
--------------------------------------------------------------------------------
5-Year                                                  2.46%           3.72%
--------------------------------------------------------------------------------
10-Year                                                 3.26%           5.06%
--------------------------------------------------------------------------------

Industries
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                                                    19.9%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           19.0%
--------------------------------------------------------------------------------
Education and Civic Organizations                                         17.1%
--------------------------------------------------------------------------------
Transportation                                                             8.5%
--------------------------------------------------------------------------------
Health Care                                                                7.7%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     5.8%
--------------------------------------------------------------------------------
Housing/Single Family                                                      5.4%
--------------------------------------------------------------------------------
Water and Sewer                                                            4.4%
--------------------------------------------------------------------------------
Utilities                                                                  4.4%
--------------------------------------------------------------------------------
Other                                                                      7.8%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

-----
  18
-----

NPY         | Nuveen Pennsylvania
Performance | Premium Income
OVERVIEW    | Municipal Fund 2

                                                            as of April 30, 2008

Credit Quality (as a % of total investments)(1)

Pie Chart:
AAA/U.S.
Guaranteed            56%
AA                    16%
A                     11%
BBB                   10%
BB or Lower            3%
N/R                    4%

2007-2008 Monthly Tax-Free Dividends Per Common Share(3)

Bar Chart:
May  $ 0.0535
Jun    0.0535
Jul    0.0535
Aug    0.0535
Sep    0.0535
Oct    0.0495
Nov    0.0495
Dec    0.0495
Jan    0.0495
Feb    0.0495
Mar    0.0495
Apr    0.0495

Common Share Price Performance -- Weekly Closing Price

Line Chart:
5/01/07         $ 13.80
                  13.76
                  13.61
                  13.70
                  13.51
                  13.54
                  13.28
                  13.16
                  13.04
                  13.16
                  13.06
                  12.97
                  13.01
                  13.07
                  13.18
                  12.93
                  12.43
                  12.73
                  12.95
                  13.10
                  13.37
                  13.05
                  12.97
                  12.91
                  12.74
                  12.77
                  12.60
                  12.64
                  12.34
                  11.94
                  12.13
                  12.31
                  12.41
                  12.21
                  12.07
                  12.34
                  12.77
                  12.93
                  12.71
                  12.84
                  12.85
                  12.87
                  12.23
                  12.23
                  11.83
                  12.10
                  11.92
                  11.80
                  12.05
                  12.25
                  12.15
                  12.35
                  12.35
4/30/08           12.30

Fund Snapshot
--------------------------------------------------------------------------------
Common Share Price                                                   $   12.30
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                      $   13.74
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                               -10.48%
--------------------------------------------------------------------------------
Market Yield                                                              4.83%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                               6.92%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $ 215,252
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                           16.99
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                               11.17
--------------------------------------------------------------------------------

Average Annual Total Return
(Inception 3/18/93)
--------------------------------------------------------------------------------
                                                    On Share Price      On NAV
--------------------------------------------------------------------------------
1-Year                                                  -5.26%          -2.06%
--------------------------------------------------------------------------------
5-Year                                                   2.19%           3.67%
--------------------------------------------------------------------------------
10-Year                                                  5.11%           5.41%
--------------------------------------------------------------------------------

Industries
(as a % of total investments)
--------------------------------------------------------------------------------
Education and Civic Organizations                                         15.1%
--------------------------------------------------------------------------------
Transportation                                                            13.5%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           13.4%
--------------------------------------------------------------------------------
Tax Obligation/General                                                    12.1%
--------------------------------------------------------------------------------
Utilities                                                                  8.8%
--------------------------------------------------------------------------------
Health Care                                                                8.1%
--------------------------------------------------------------------------------
Water and Sewer                                                            7.9%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     5.6%
--------------------------------------------------------------------------------
Long-Term Care                                                             4.4%
--------------------------------------------------------------------------------
Other                                                                     11.1%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0439 per share.

                                                                           -----
                                                                            19
                                                                           -----

NXM         | Nuveen Pennsylvania
Performance | Dividend Advantage
OVERVIEW    | Municipal Fund

                                                            as of April 30, 2008

Credit Quality (as a % of total investments)(1)

Pie Chart:
AAA/U.S.
Guaranteed            47%
AA                    19%
A                     14%
BBB                    9%
BB or Lower            5%
N/R                    6%

2007-2008 Monthly Tax-Free Dividends Per Common Share(3)

Bar Chart:
May  $ 0.0640
Jun    0.0600
Jul    0.0600
Aug    0.0600
Sep    0.0600
Oct    0.0570
Nov    0.0570
Dec    0.0570
Jan    0.0570
Feb    0.0570
Mar    0.0570
Apr    0.0570

Common Share Price Performance -- Weekly Closing Price

Line Chart:
5/01/07         $ 15.77
                  15.53
                  15.45
                  15.37
                  15.30
                  15.50
                  15.25
                  15.06
                  14.81
                  14.77
                  14.77
                  14.51
                  14.25
                  14.25
                  14.37
                  14.09
                  13.32
                  13.60
                  13.90
                  14.17
                  14.19
                  14.08
                  13.98
                  13.90
                  13.83
                  13.88
                  13.57
                  13.50
                  13.43
                  12.93
                  12.95
                  13.14
                  13.45
                  13.03
                  12.92
                  13.16
                  13.76
                  13.92
                  13.80
                  13.77
                  13.82
                  13.72
                  13.33
                  13.59
                  13.01
                  13.07
                  12.82
                  13.00
                  13.30
                  13.20
                  13.27
                  13.63
                  13.79
4/30/08           13.61

Fund Snapshot
--------------------------------------------------------------------------------
Common Share Price                                                   $   13.61
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                      $   14.47
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -5.94%
--------------------------------------------------------------------------------
Market Yield                                                              5.03%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                               7.21%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $  48,211
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                           17.31
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                9.75
--------------------------------------------------------------------------------

Average Annual Total Return
(Inception 3/27/01)
--------------------------------------------------------------------------------
                                                    On Share Price     On NAV
--------------------------------------------------------------------------------
1-Year                                                  -8.46%         -0.87%
--------------------------------------------------------------------------------
5-Year                                                   4.00%          4.65%
--------------------------------------------------------------------------------
Since
Inception                                                5.08%          6.64%
--------------------------------------------------------------------------------

Industries
(as a % of total investments)
--------------------------------------------------------------------------------
Education and Civic Organizations                                         21.2%
--------------------------------------------------------------------------------
Health Care                                                               12.9%
--------------------------------------------------------------------------------
Long-Term Care                                                            12.0%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            9.4%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     9.3%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     8.5%
--------------------------------------------------------------------------------
Transportation                                                             7.7%
--------------------------------------------------------------------------------
Housing/Single Family                                                      4.8%
--------------------------------------------------------------------------------
Other                                                                     14.2%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0516 per share.

-----
  20
-----

NVY         | Nuveen Pennsylvania
Performance | Dividend Advantage
OVERVIEW    | Municipal Fund 2

                                                            as of April 30, 2008

Credit Quality (as a % of total investments)(1)

Pie Chart:
AAA/U.S.
Guaranteed            46%
AA                    21%
A                      9%
BBB                   15%
BB or Lower            4%
N/R                    5%

2007-2008 Monthly Tax-Free Dividends Per Share(3)

Bar Chart:
May  $ 0.0610
Jun    0.0610
Jul    0.0610
Aug    0.0610
Sep    0.0610
Oct    0.0575
Nov    0.0575
Dec    0.0575
Jan    0.0575
Feb    0.0575
Mar    0.0575
Apr    0.0575

Common Share Price Performance -- Weekly Closing Price

Line Chart:
5/01/07         $ 15.12
                  15.09
                  15.50
                  15.45
                  14.90
                  15.30
                  14.72
                  14.78
                  14.43
                  14.51
                  14.56
                  14.35
                  14.43
                  14.50
                  14.20
                  13.99
                  13.60
                  13.78
                  13.86
                  14.16
                  14.65
                  14.24
                  14.14
                  14.10
                  13.84
                  13.97
                  13.89
                  13.58
                  13.23
                  13.18
                  13.15
                  13.32
                  13.50
                  13.06
                  13.29
                  13.18
                  13.81
                  14.02
                  14.22
                  14.22
                  14.64
                  14.40
                  13.92
                  14.00
                  13.20
                  13.70
                  13.17
                  13.16
                  13.42
                  13.68
                  13.48
                  13.52
                  13.64
4/30/08           13.40

Fund Snapshot
--------------------------------------------------------------------------------
Common Share Price                                                   $   13.40
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                      $   14.49
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -7.52%
--------------------------------------------------------------------------------
Market Yield                                                              5.15%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                               7.38%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $  53,997
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                           15.32
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                9.32
--------------------------------------------------------------------------------

Average Annual Total Return
(Inception 3/25/02)
--------------------------------------------------------------------------------
                                                    On Share Price     On NAV
--------------------------------------------------------------------------------
1-Year                                                 -6.81%          -0.60%
--------------------------------------------------------------------------------
5-Year                                                  3.46%           4.40%
--------------------------------------------------------------------------------
Since
Inception                                               4.18%           6.12%
--------------------------------------------------------------------------------

Industries
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           19.5%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    15.6%
--------------------------------------------------------------------------------
Tax Obligation/General                                                    14.8%
--------------------------------------------------------------------------------
Education and Civic Organizations                                         11.1%
--------------------------------------------------------------------------------
Health Care                                                               11.0%
--------------------------------------------------------------------------------
Water and Sewer                                                            6.2%
--------------------------------------------------------------------------------
Long-Term Care                                                             4.7%
--------------------------------------------------------------------------------
Industrials                                                                3.9%
--------------------------------------------------------------------------------
Other                                                                     13.2%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0487 per share.

                                                                           -----
                                                                            21
                                                                           -----

   Report of

    INDEPENDENT REGISTERED
     PUBLIC ACCOUNTING FIRM

The Board of Directors/Trustees and Shareholders
Nuveen New Jersey Investment Quality Municipal Fund, Inc.
Nuveen New Jersey Premium Income Municipal Fund, Inc.
Nuveen New Jersey Dividend Advantage Municipal Fund
Nuveen New Jersey Dividend Advantage Municipal Fund 2
Nuveen Pennsylvania Investment Quality Municipal Fund
Nuveen Pennsylvania Premium Income Municipal Fund 2
Nuveen Pennsylvania Dividend Advantage Municipal Fund
Nuveen Pennsylvania Dividend Advantage Municipal Fund 2

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund and Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (the Funds) as of April 30, 2008, and the related statements of operations and cash flows (Nuveen Pennsylvania Investment Quality Municipal Fund only) for the year then ended, the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund and Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 at April 30, 2008, the results of their operations and cash flows (Nuveen Pennsylvania Investment Quality Municipal Fund only) for the year then ended, changes in their net assets and their financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                               /s/ Ernest & Young LLP

Chicago, Illinois
June 23, 2008

-----
  22
-----

NQJ | Nuveen New Jersey Investment Quality Municipal Fund, Inc.
    | Portfolio of INVESTMENTS

                                                                  April 30, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Consumer Discretionary - 0.4% (0.3% of Total Investments)

               Middlesex County Improvement Authority, New Jersey, Senior Revenue
               Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$        800      5.000%, 1/01/32                                                     1/15 at 100.00          Baa3    $     671,928
         690      5.125%, 1/01/37                                                     1/15 at 100.00          Baa3          577,813
------------------------------------------------------------------------------------------------------------------------------------
       1,490   Total Consumer Discretionary                                                                               1,249,741
------------------------------------------------------------------------------------------------------------------------------------
               Consumer Staples - 3.9% (2.6% of Total Investments)

               Tobacco Settlement Financing Corporation, New Jersey, Tobacco
               Settlement Asset-Backed Bonds, Series 2007-1A:
       4,300      4.750%, 6/01/34                                                     6/17 at 100.00           BBB        3,400,956
      10,000      5.000%, 6/01/41                                                     6/17 at 100.00           BBB        8,003,798
------------------------------------------------------------------------------------------------------------------------------------
      14,300   Total Consumer Staples                                                                                    11,404,754
------------------------------------------------------------------------------------------------------------------------------------

               Education and Civic Organizations - 16.9% (11.0% of Total
                  Investments)

       1,000   New Jersey Economic Development Authority, Revenue Bonds, The Seeing   6/15 at 100.00           AAA        1,033,690
                  Eye Inc., Series 2005, 5.000%, 12/01/24 - AMBAC Insured

       2,000   New Jersey Educational Facilities Authority, Revenue Bonds,            7/13 at 100.00           N/R        1,866,400
                  Fairleigh Dickinson University, Series 2002D, 5.250%, 7/01/32 -
                  ACA Insured

         500   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00           N/R          502,425
                  Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23

       1,000   New Jersey Educational Facilities Authority, Revenue Bonds, Georgian   7/17 at 100.00          BBB+          969,940
                  Court University, Series 2007D, 5.000%, 7/01/27

               New Jersey Educational Facilities Authority, Revenue Bonds, Kean
               University, Series 2007D:
       3,555      5.000%, 7/01/32 - FGIC Insured                                      7/17 at 100.00            A-        3,588,630
       3,145      5.000%, 7/01/39 - FGIC Insured                                      7/17 at 100.00            A-        3,153,963

       3,000   New Jersey Educational Facilities Authority, Revenue Bonds, Kean         No Opt. Call            A-        3,000,000
                  University, Series 2007E-1, 9.110%, 7/01/37 - FGIC Insured

         120   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00           AAA          125,308
                  Montclair State University, Series 2004L, 5.125%, 7/01/22 - MBIA
                  Insured

       1,225   New Jersey Educational Facilities Authority, Revenue Bonds,            7/15 at 100.00            A2        1,301,808
                  Montclair State University, Series 2005F, 5.000%, 7/01/16 - FGIC
                  Insured

       2,770   New Jersey Educational Facilities Authority, Revenue Bonds,            7/16 at 100.00           Aaa        2,808,752
                  Montclair State University, Series 2006A, 5.000%, 7/01/36 - AMBAC
                  Insured

               New Jersey Educational Facilities Authority, Revenue Bonds, New
               Jersey Institute of Technology, Series 2001G:
       1,000      5.250%, 7/01/20 - MBIA Insured                                      7/11 at 100.00           AAA        1,037,560
       1,945      5.250%, 7/01/21 - MBIA Insured                                      7/11 at 100.00           AAA        2,018,054

               New Jersey Educational Facilities Authority, Revenue Bonds, New
               Jersey Institute of Technology, Series 2004B:
       1,260      5.000%, 7/01/19 - AMBAC Insured                                     1/14 at 100.00           AAA        1,308,056
       2,510      4.750%, 7/01/20 - AMBAC Insured                                     1/14 at 100.00           AAA        2,560,451
         185      4.250%, 7/01/24 - AMBAC Insured                                     1/14 at 100.00           AAA          176,847

                                                                           -----
                                                                            23
                                                                           -----

    | Portfolio of INVESTMENTS April 30, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations (continued)

$      1,495   New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo     7/14 at 100.00            A-    $   1,575,521
                  College, Series 2004H, 5.000%, 7/01/16 - FGIC Insured

         610   New Jersey Educational Facilities Authority, Revenue Bonds, Rider      7/14 at 100.00            AA          624,677
                  University, Series 2004A, 5.500%, 7/01/23 - RAAI Insured

         510   New Jersey Educational Facilities Authority, Revenue Bonds, Rider      7/12 at 100.00            AA          501,886
                  University, Series 2007C, 5.000%, 7/01/37 - RAAI Insured

       1,430   New Jersey Educational Facilities Authority, Revenue Bonds, William    7/14 at 100.00             A        1,469,454
                  Paterson University, Series 2004A, 5.125%, 7/01/21 - FGIC Insured

       1,050   New Jersey Educational Facilities Authority, Revenue Refunding         7/12 at 100.00            AA        1,063,325
                  Bonds, Rider University, Series 2002A, 5.000%, 7/01/17 - RAAI
                  Insured

       2,640   New Jersey Higher Education Assistance Authority, Student Loan         6/08 at 101.00           AAA        2,673,396
                  Revenue Bonds, New Jersey Class Loan Program, Series 1997A,
                  5.800%, 6/01/16 - MBIA Insured (Alternative Minimum Tax)

       2,000   New Jersey Higher Education Assistance Authority, Student Loan         6/10 at 101.00           AAA        2,083,820
                  Revenue Bonds, Series 2000A, 6.125%, 6/01/17 - MBIA Insured
                  (Alternative Minimum Tax)

       4,235   Puerto Rico Industrial, Tourist, Educational, Medical and              9/11 at 100.00           BBB        4,216,620
                  Environmental Control Facilities Financing Authority, Higher
                  Education Revenue Bonds, University of the Sacred Heart, Series
                  2001, 5.250%, 9/01/21

               University of Medicine and Dentistry of New Jersey, Certificates of
               Participation, Child Health Institute, LLC, Series 2003:
       1,945      5.000%, 4/15/20 - AMBAC Insured                                     4/13 at 100.00           AAA        1,992,516
       1,370      5.000%, 4/15/22 - AMBAC Insured                                     4/13 at 100.00           AAA        1,398,277

               University of Medicine and Dentistry of New Jersey, Revenue Bonds,
               Series 2002A:
       2,100      5.000%, 12/01/24 - AMBAC Insured                                   12/12 at 100.00           AAA        2,126,502
       4,000      5.500%, 12/01/27 - AMBAC Insured                                   12/12 at 100.00           AAA        4,082,520
------------------------------------------------------------------------------------------------------------------------------------
      48,600   Total Education and Civic Organizations                                                                   49,260,398
------------------------------------------------------------------------------------------------------------------------------------

               Financials - 1.7% (1.1% of Total Investments)

       5,000   New Jersey Economic Development Authority, Revenue Refunding Bonds,      No Opt. Call          Baa3        4,867,650
                  Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21
------------------------------------------------------------------------------------------------------------------------------------

               Health Care - 23.1% (15.1% of Total Investments)

               Camden County Improvement Authority, New Jersey, Revenue Bonds,
               Cooper Health System, Series 2004A:
         200      5.000%, 2/15/25                                                     2/15 at 100.00           BBB          187,860
       1,000      5.750%, 2/15/34                                                     8/14 at 100.00           BBB          971,130

       1,920   New Jersey Health Care Facilities Finance Authority, Revenue Bonds,    7/18 at 100.00            A+        1,895,405
                  AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27 (WI/DD,
                  Settling 5/14/08)

       5,750   New Jersey Health Care Facilities Financing Authority, FHA-Insured     8/11 at 100.00           AAA        5,721,825
                  Mortgage Revenue Bonds, Jersey City Medical Center, Series 2001,
                  5.000%, 8/01/41 - AMBAC Insured

       2,000   New Jersey Health Care Facilities Financing Authority, New Jersey,     7/18 at 100.00          Baa2        1,950,140
                  Revenue Bonds, Saint Peters University Hospital, Series 2007,
                  5.750%, 7/01/37

       3,750   New Jersey Health Care Facilities Financing Authority, Revenue         7/17 at 100.00            A+        3,578,250
                  Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%,
                  7/01/37

       2,840   New Jersey Health Care Facilities Financing Authority, Revenue         7/13 at 100.00          Baa1        2,695,387
                  Bonds, Capital Health System Obligated Group, Series 2003A,
                  5.375%, 7/01/33

       1,265   New Jersey Health Care Facilities Financing Authority, Revenue         7/17 at 100.00           Aaa        1,283,507
                  Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 -
                  AGC Insured

-----
  24
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

$        400   New Jersey Health Care Facilities Financing Authority, Revenue         7/15 at 100.00          Baa3    $     368,864
                  Bonds, Children's Specialized Hospital, Series 2005A, 5.500%,
                  7/01/36

         650   New Jersey Health Care Facilities Financing Authority, Revenue         7/16 at 100.00            A-          625,268
                  Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36

         615   New Jersey Health Care Facilities Financing Authority, Revenue         7/16 at 100.00            A-          603,893
                  Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35

       3,000   New Jersey Health Care Facilities Financing Authority, Revenue         7/11 at 100.00            A2        3,052,920
                  Bonds, Kennedy Health System Obligated Group, Series 2001,
                  5.500%, 7/01/21

       3,500   New Jersey Health Care Facilities Financing Authority, Revenue         7/09 at 101.00           AAA        3,582,145
                  Bonds, Meridian Health System Obligated Group, Series 1999,
                  5.250%, 7/01/29 - FSA Insured

               New Jersey Health Care Facilities Financing Authority, Revenue
               Bonds, Robert Wood Johnson University Hospital, Series 2000:
       3,850      5.750%, 7/01/25                                                     7/10 at 100.00            A2        3,971,121
       2,000      5.750%, 7/01/31                                                     7/10 at 100.00            A2        2,033,200

       1,600   New Jersey Health Care Facilities Financing Authority, Revenue         7/15 at 100.00            AA        1,560,416
                  Bonds, RWJ Health Care Corporation, Series 2005B, 5.000%, 7/01/35 -
                  RAAI Insured

       1,885   New Jersey Health Care Facilities Financing Authority, Revenue         1/17 at 100.00           BBB        1,752,239
                  Bonds, Saint Barnabas Health Care System, Series 2006A, 5.000%,
                  7/01/29

       2,850   New Jersey Health Care Facilities Financing Authority, Revenue         7/13 at 100.00            AA        2,822,925
                  Bonds, Shore Memorial Health System, Series 2003, 5.000%, 7/01/23 -
                  RAAI Insured

       5,040   New Jersey Health Care Facilities Financing Authority, Revenue         7/10 at 100.00           AAA        5,119,834
                  Bonds, Society of the Valley Hospital Obligated Group, Series
                  2000, 5.375%, 7/01/31 - AMBAC Insured

       3,300   New Jersey Health Care Facilities Financing Authority, Revenue         7/13 at 100.00           Ba2        2,756,622
                  Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33

               New Jersey Health Care Facilities Financing Authority, Revenue
               Bonds, South Jersey Hospital System, Series 2006:
       2,160      5.000%, 7/01/36                                                     7/16 at 100.00            A3        2,102,566
       1,965      5.000%, 7/01/46                                                     7/16 at 100.00            A3        1,880,800

       1,690   New Jersey Health Care Facilities Financing Authority, Revenue         7/14 at 100.00            AA        1,750,147
                  Bonds, St. Clare's Hospital, Series 2004A, 5.250%, 7/01/20 - RAAI
                  Insured

       2,000   New Jersey Health Care Facilities Financing Authority, Revenue         7/10 at 100.00          Baa2        2,056,140
                  Bonds, St. Peter's University Hospital, Series 2000A, 6.875%,
                  7/01/20

       3,135   New Jersey Health Care Facilities Financing Authority, Revenue         1/12 at 100.00            AA        3,002,828
                  Refunding Bonds, Bayshore Community Hospital, Series 2002,
                  5.125%, 7/01/32 - RAAI Insured

       2,605   New Jersey Health Care Facilities Financing Authority, Revenue         7/08 at 101.00           Aaa        2,635,609
                  Refunding Bonds, St. Barnabas Healthcare System - West Hudson
                  Hospital Obligated Group, Series 1998A, 5.000%, 7/01/23 - MBIA
                  Insured

       3,600   New Jersey Health Facilities Financing Authority, Revenue Bonds,       7/18 at 100.00           AAA        3,634,056
                  Meridian Health, Series 2007-I, 5.000%, 7/01/38 - AGC Insured

       3,730   Newark, New Jersey, GNMA Collateralized Healthcare Facility Revenue    6/12 at 102.00           Aaa        3,810,158
                  Bonds, New Community Urban Renewal Corporation, Series 2001A,
                  5.200%, 6/01/30
------------------------------------------------------------------------------------------------------------------------------------
      68,300   Total Health Care                                                                                         67,405,255
------------------------------------------------------------------------------------------------------------------------------------

                                                                           -----
                                                                            25
                                                                           -----

    | Portfolio of INVESTMENTS April 30, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 1.2% (0.8% of Total Investments)

$        645   Long Branch Housing Finance Corporation New Jersey, Housing Revenue   10/08 at 100.00           N/R    $     648,831
                  Bonds, Washington Manor Associates Ltd. Section 8 Assisted
                  Elderly Project, Series 1980, 10.000%, 10/01/11

       2,743   Newark Housing Authority, New Jersey, GNMA Collateralized Housing     10/09 at 102.00           Aaa        2,823,616
                  Revenue Bonds, Fairview Apartments Project, Series 2000A, 6.400%,
                  10/20/34 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       3,388   Total Housing/Multifamily                                                                                  3,472,447
------------------------------------------------------------------------------------------------------------------------------------

               Housing/Single Family - 3.5% (2.3% of Total Investments)

       2,595   New Jersey Housing and Mortgage Finance Agency, Home Buyer Program    10/08 at 100.75           AAA        2,608,235
                  Revenue Bonds, Series 1997U, 5.850%, 4/01/29 - MBIA Insured
                  (Alternative Minimum Tax)

       2,085   New Jersey Housing and Mortgage Finance Agency, Home Buyer Program    10/10 at 100.00           AAA        2,135,249
                  Revenue Bonds, Series 2000CC, 5.875%, 10/01/31 - MBIA Insured
                  (Alternative Minimum Tax)

         350   New Jersey Housing and Mortgage Finance Agency, Single Family          4/17 at 100.00            AA          309,393
                  Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37
                  (Alternative Minimum Tax)

       2,545   Puerto Rico Housing Finance Corporation, Mortgage-Backed Securities    6/11 at 100.00           AAA        2,560,728
                  Home Mortgage Revenue Bonds, Series 2001A, 5.200%, 12/01/33

       2,545   Puerto Rico Housing Finance Corporation, Mortgage-Backed Securities    6/11 at 100.00           AAA        2,552,050
                  Home Mortgage Revenue Bonds, Series 2001B, 5.300%, 12/01/28
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      10,120   Total Housing/Single Family                                                                               10,165,655
------------------------------------------------------------------------------------------------------------------------------------

               Industrials - 0.3% (0.2% of Total Investments)

         980   Gloucester County Improvement Authority, New Jersey, Solid Waste         No Opt. Call           BBB        1,021,268
                  Resource Recovery Revenue Refunding Bonds, Waste Management Inc.
                  Project, Series 1999B, 6.850%, 12/01/29 (Mandatory put 12/01/09)
------------------------------------------------------------------------------------------------------------------------------------

               Long-Term Care - 2.9% (1.9% of Total Investments)

       1,870   Burlington County Bridge Commission, New Jersey, Economic              1/18 at 100.00           N/R        1,711,069
                  Development Revenue Bonds, The Evergreens Project, Series 2007,
                  5.625%, 1/01/38

       1,125   New Jersey Economic Development Authority, First Mortgage Revenue     11/14 at 100.00           N/R        1,133,483
                  Bonds, Winchester Gardens at Wards Homestead, Series 2004A,
                  5.750%, 11/01/24

       2,820   New Jersey Economic Development Authority, GNMA Collateralized        12/11 at 103.00           Aaa        2,875,610
                  Mortgage Revenue Bonds, Victoria Health Corporation, Series 2001A,
                  5.200%, 12/20/36

         595   New Jersey Economic Development Authority, Revenue Bonds, Masonic      6/11 at 102.00            A-          630,801
                  Charity Foundation of New Jersey, Series 2001, 5.875%, 6/01/18

       1,100   New Jersey Economic Development Authority, Revenue Bonds, Masonic      6/13 at 102.00            A-        1,113,574
                  Charity Foundation of New Jersey, Series 2002, 5.250%, 6/01/32

       1,000   New Jersey Health Care Facilities Financing Authority, Revenue         7/11 at 100.00            AA        1,003,990
                  Bonds, House of the Good Shepherd Obligated Group, Series 2001,
                  5.100%, 7/01/21 - RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------
       8,510   Total Long-Term Care                                                                                       8,468,527
------------------------------------------------------------------------------------------------------------------------------------

               Tax Obligation/General - 7.5% (4.9% of Total Investments)

               Clifton, New Jersey, General Obligation Bonds, Series 2002:
       1,700      5.000%, 1/15/21 - FGIC Insured                                      1/11 at 100.00           AA-        1,745,985
       1,625      5.000%, 1/15/22 - FGIC Insured                                      1/11 at 100.00           AA-        1,665,804

       1,000   Essex County, New Jersey, General Obligation Refunding Bonds, Series   5/08 at 101.00            A1        1,009,410
                  1996A-1, 5.000%, 11/15/11 - FGIC Insured

       4,300   Jersey City, New Jersey, General Obligation Bonds, Series 2006A,       9/16 at 100.00           AAA        4,472,086
                  5.000%, 9/01/22 - AMBAC Insured

-----
  26
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

$      1,500   Middletown Township Board of Education, Monmouth County, New           8/10 at 100.00           AAA    $   1,517,520
                  Jersey, Refunding School Bonds, Series 2001, 5.000%, 8/01/27 -
                  FSA Insured

       5,000   New Jersey, General Obligation Bonds, Series 1992D, 6.000%, 2/15/11      No Opt. Call            AA        5,434,000

         915   Ocean City Board of Education, Cape May County, New Jersey, General    4/16 at 100.00           Aaa          977,705
                  Obligation Bonds, Series 2005, 5.000%, 4/01/20 - MBIA Insured

       1,285   Tinton Falls Board of Education, Monmouth County, New Jersey,         10/14 at 100.00           Aaa        1,409,311
                  General Obligation Bonds, Series 2004, 5.000%, 10/15/15 - FSA
                  Insured

               West Deptford Township, New Jersey, General Obligation Bonds,
               Series 2004:
       1,690      5.000%, 9/01/16 - AMBAC Insured                                     9/14 at 100.00           Aaa        1,804,836
       1,865      4.750%, 9/01/18 - AMBAC Insured                                     9/14 at 100.00           Aaa        1,936,896
------------------------------------------------------------------------------------------------------------------------------------
      20,880      Total Tax Obligation/General                                                                           21,973,553
------------------------------------------------------------------------------------------------------------------------------------

               Tax Obligation/Limited - 33.6% (21.9% of Total Investments)

       1,775   Bergen County Improvement Authority, New Jersey, Guaranteed Lease        No Opt. Call           Aaa        1,923,142
                  Revenue Bonds, County Administration Complex Project, Series
                  2005, 5.000%, 11/15/26

       1,965   Essex County Improvement Authority, New Jersey, Project                  No Opt. Call           Aaa        2,148,079
                  Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 -
                  AMBAC Insured

       2,650   Garden State Preservation Trust, New Jersey, Open Space and              No Opt. Call           AAA        2,955,890
                  Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 -
                  FSA Insured

               Gloucester County Improvement Authority, New Jersey, Lease Revenue
               Bonds, Series 2005A:
       1,100      5.000%, 9/01/18 - MBIA Insured                                      9/15 at 100.00           AAA        1,181,070
       1,000      5.000%, 9/01/21 - MBIA Insured                                      9/15 at 100.00           AAA        1,054,070
       1,420      5.000%, 9/01/22 - MBIA Insured                                      9/15 at 100.00           AAA        1,491,000

               Hudson County Improvement Authority, New Jersey, County Secured
               Lease Revenue Bonds, County Services Building Project, Series 2005:
       1,090      5.000%, 4/01/25 - AMBAC Insured                                     4/15 at 100.00           AAA        1,127,954
       2,525      5.000%, 4/01/35 - AMBAC Insured                                     4/15 at 100.00           AAA        2,569,213

       1,445   Lower Township Municipal Utilities Authority, Cape May County, New       No Opt. Call          Baa3        1,540,023
                  Jersey, Revenue Bonds, Series 2003D, 5.000%, 12/01/16 - FGIC
                  Insured

               Middlesex County Improvement Authority, New Jersey, County
               Guaranteed Open Space Trust Fund Revenue Bonds, Series 2003:
       1,000      5.250%, 9/15/16                                                     9/13 at 100.00           AAA        1,090,090
       2,000      5.250%, 9/15/18                                                     9/13 at 100.00           AAA        2,140,200
       1,000      5.250%, 9/15/21                                                     9/13 at 100.00           AAA        1,063,350

       5,700   New Jersey Building Authority, State Building Revenue Bonds, Series    6/16 at 100.00           AA-        5,848,941
                  2007A, 5.000%, 6/15/26

               New Jersey Economic Development Authority, Cigarette Tax Revenue
               Bonds, Series 2004:
       1,965      5.500%, 6/15/24                                                     6/12 at 100.00           BBB        1,905,637
       4,000      5.750%, 6/15/34                                                     6/14 at 100.00           BBB        3,843,120

       4,675   New Jersey Economic Development Authority, Lease Revenue Bonds,        3/15 at 100.00           AAA        4,819,271
                  Liberty State Park Project, Series 2005C, 5.000%, 3/01/27 -
                  FSA Insured

       5,000   New Jersey Economic Development Authority, Revenue Bonds, Motor        7/14 at 100.00           AAA        5,436,650
                  Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 - MBIA Insured

               New Jersey Economic Development Authority, Revenue Bonds, Newark
               Downtown District Management Corporation Project, Series 2007:
         205      5.125%, 6/15/27                                                     6/17 at 100.00          Baa3          193,530
         345      5.125%, 6/15/37                                                     6/17 at 100.00          Baa3          303,869

                                                                           -----
                                                                            27
                                                                           -----

    | Portfolio of INVESTMENTS April 30, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

               New Jersey Economic Development Authority, School Facilities
               Construction Financing Program Bonds, Series 2007U:
$      1,965      5.000%, 9/01/37 - AMBAC Insured                                     9/17 at 100.00           AAA    $   2,007,523
       3,930      5.000%, 9/01/37                                                     9/17 at 100.00           AA-        4,012,058

       1,925   New Jersey Educational Facilities Authority, Revenue Bonds, Higher       No Opt. Call           AAA        2,121,562
                  Education Capital Improvement Fund, Series 2005A, 5.000%,
                  9/01/15 - FSA Insured

       2,500   New Jersey Health Care Facilities Financing Authority, Lease           9/13 at 100.00           AA-        2,524,475
                  Revenue Bonds, Department of Human Services - Greystone Park
                  Psychiatric Hospital, Series 2003, 5.000%, 9/15/25

               New Jersey Health Care Facilities Financing Authority, Lease
               Revenue Bonds, Department of Human Services - Greystone Park
               Psychiatric Hospital, Series 2005:
       2,885      5.000%, 9/15/18 - AMBAC Insured                                     9/15 at 100.00           AAA        3,031,616
       4,455      5.000%, 9/15/24 - AMBAC Insured                                     9/15 at 100.00           AAA        4,540,046

       3,405   New Jersey Transit Corporation, Lease Appropriation Bonds, Series      9/15 at 100.00            A2        3,522,541
                  2005A, 5.000%, 9/15/18 - FGIC Insured

               New Jersey Transportation Trust Fund Authority, Federal Highway Aid
               Grant Anticipation Bonds, Series 2006:
       1,075      5.000%, 6/15/17 - FGIC Insured                                      6/16 at 100.00            A1        1,137,963
       1,900      5.000%, 6/15/18 - FGIC Insured                                      6/16 at 100.00            A1        1,992,568

       4,200   New Jersey Transportation Trust Fund Authority, Transportation           No Opt. Call           AAA        4,754,358
                  System Bonds, Series 2004B, 5.500%, 12/15/16 - MBIA Insured

       3,890   New Jersey Transportation Trust Fund Authority, Transportation         6/15 at 100.00           AAA        4,136,354
                  System Bonds, Series 2005D, 5.000%, 6/15/19 - FSA Insured

       4,300   New Jersey Transportation Trust Fund Authority, Transportation           No Opt. Call           AA-        4,840,682
                  System Bonds, Series 2006A, 5.500%, 12/15/22

               New Jersey Transportation Trust Fund Authority, Transportation
               System Bonds, Series 2006C:
      13,755      0.000%, 12/15/28 - AMBAC Insured                                      No Opt. Call           AAA        4,829,105
      10,000      0.000%, 12/15/32 - FSA Insured                                        No Opt. Call           AAA        2,775,100
      15,310      0.000%, 12/15/34 - FSA Insured                                        No Opt. Call           AAA        3,787,082

       2,500   New Jersey Transportation Trust Fund Authority, Transportation        12/17 at 100.00           AAA        2,602,600
                  System Bonds, Series 2007A, 5.000%, 12/15/26 - AMBAC Insured

       1,625   Passaic County Improvement Authority, New Jersey, Lease Revenue        5/15 at 100.00           Aaa        1,640,291
                  Bonds, Preakness Healthcare Center Project, Series 2005, 5.000%,
                  5/01/30 - AMBAC Insured

       1,315   Puerto Rico Convention Center District Authority, Hotel Occupancy      7/16 at 100.00            A+        1,254,339
                  Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 - CIFG Insured
------------------------------------------------------------------------------------------------------------------------------------
     121,795   Total Tax Obligation/Limited                                                                              98,145,362
------------------------------------------------------------------------------------------------------------------------------------

               Transportation - 25.0% (16.4% of Total Investments)

       2,250   Casino Reinvestment Development Authority, New Jersey, Parking         6/15 at 100.00           AAA        2,355,368
                  Revenue Bonds, Series 2005A, 5.250%, 6/01/20 - MBIA Insured

               Delaware River and Bay Authority, Delaware and New Jersey, Revenue
               Bonds, Series 2005:
       2,000      5.000%, 1/01/25 - MBIA Insured                                      1/15 at 100.00           AAA        2,039,620
       4,050      5.000%, 1/01/26 - MBIA Insured                                      1/15 at 100.00           AAA        4,116,299
       1,500      5.000%, 1/01/27 - MBIA Insured                                      1/15 at 100.00           AAA        1,521,975

       3,500   Delaware River Port Authority, New Jersey and Pennsylvania, Revenue    1/10 at 100.00           AAA        3,627,575
                  Bonds, Series 1999, 5.750%, 1/01/22 - FSA Insured

       2,960   Delaware River Port Authority, Pennsylvania and New Jersey, Revenue    1/12 at 100.00           AAA        3,050,073
                  Refunding Bonds, Port District Project, Series 2001A, 5.200%,
                  1/01/27 - FSA Insured

-----
  28
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Transportation (continued)

$      3,000   New Jersey Economic Development Authority, Revenue Bonds, American     5/08 at 100.00          CCC+    $   2,208,330
                  Airlines Inc., Series 1991, 7.100%, 11/01/31 (Alternative
                  Minimum Tax)

         160   New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%,      No Opt. Call           AAA          184,222
                  1/01/16 - MBIA Insured

       9,500   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%,    7/13 at 100.00             A        9,780,343
                  1/01/19 - FGIC Insured

       1,265   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%,      No Opt. Call           AAA        1,389,919
                  1/01/29 - FSA Insured

       7,000   Port Authority of New York and New Jersey, Consolidated Revenue        6/15 at 101.00           AA-        7,242,550
                  Bonds, One Hundred Fortieth Series 2005, 5.000%, 12/01/28 - XLCA
                  Insured

       2,000   Port Authority of New York and New Jersey, Consolidated Revenue        1/14 at 101.00           AA-        2,042,040
                  Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34

               Port Authority of New York and New Jersey, Consolidated Revenue
               Bonds, One Hundred Twenty-Fifth Series 2002:
       2,280      5.000%, 10/15/26 - FSA Insured                                      4/12 at 101.00           AAA        2,345,824
       5,000      5.000%, 4/15/32 - FSA Insured                                       4/12 at 101.00           AAA        5,097,900

       1,330   Port Authority of New York and New Jersey, One Hundred and Forty       8/17 at 100.00           AAA        1,448,703
                  Eighth Consolidated Revenue Bonds, RITES Trust 1516, 9.749%,
                  8/15/32 - FSA Insured (IF)

               Port Authority of New York and New Jersey, Special Project Bonds,
               JFK International Air Terminal LLC, Sixth Series 1997:
       3,500      7.000%, 12/01/12 - MBIA Insured (Alternative Minimum Tax)             No Opt. Call           AAA        3,896,445
       6,605      5.750%, 12/01/22 - MBIA Insured (Alternative Minimum Tax)           6/08 at 102.00           AAA        6,627,391
      12,130      5.750%, 12/01/25 - MBIA Insured (Alternative Minimum Tax)           6/08 at 100.00           AAA       12,129,388

       2,000   South Jersey Port Corporation, New Jersey, Marine Terminal Revenue     1/13 at 100.00             A        2,018,040
                  Refunding Bonds, Series 2002K, 5.100%, 1/01/33
------------------------------------------------------------------------------------------------------------------------------------
      72,030   Total Transportation                                                                                      73,122,005
------------------------------------------------------------------------------------------------------------------------------------

               U.S. Guaranteed - 21.1% (13.8% of Total Investments) (4)

       2,500   Bergen County Improvement Authority, New Jersey, Revenue Bonds,        9/12 at 101.00           N/R(4)     2,797,050
                  Yeshiva Ktana of Passaic Project, Series 2002, 6.000%, 9/15/27
                  (Pre-refunded 9/01/12)

       3,275   Delaware River and Bay Authority, Delaware and New Jersey, Revenue     1/10 at 101.00           AAA        3,487,908
                  Bonds, Series 2000A, 5.750%, 1/01/29 (Pre-refunded 1/01/10) -
                  AMBAC Insured

       1,500   New Jersey Educational Facilities Authority, Revenue Bonds, Kean       7/13 at 100.00            A-(4)     1,657,785
                  University, Series 2003D, 5.250%, 7/01/20 (Pre-refunded 7/01/13) -
                  FGIC Insured

       1,925   New Jersey Educational Facilities Authority, Revenue Bonds, Kean       7/16 at 100.00           AAA        2,130,706
                  University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16)-
                  MBIA Insured

       1,380   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00           AAA        1,528,819
                  Montclair State University, Series 2004L, 5.125%, 7/01/22
                  (Pre-refunded 7/01/14) - MBIA Insured

               New Jersey Educational Facilities Authority, Revenue Bonds,
               Montclair State University, Series 2005F:
       2,850      5.000%, 7/01/18 (Pre-refunded 7/01/15) - FGIC Insured               7/15 at 100.00            A2(4)     3,134,972
       1,460      5.000%, 7/01/32 (Pre-refunded 7/01/15) - FGIC Insured               7/15 at 100.00            A2(4)     1,605,985

       2,000   New Jersey Educational Facilities Authority, Revenue Bonds, New        7/12 at 100.00           AAA        2,164,160
                  Jersey City University, Series 2002A, 5.000%, 7/01/32
                  (Pre-refunded 7/01/12) - AMBAC Insured

       1,300   New Jersey Educational Facilities Authority, Revenue Bonds, Rowan      7/13 at 100.00            A+(4)     1,425,125
                  University, Series 2003I, 5.125%, 7/01/21 (Pre-refunded 7/01/13) -
                  FGIC Insured

               New Jersey Educational Facilities Authority, Revenue Bonds, Rowan
               University, Series 2004C:
       1,195      5.000%, 7/01/20 (Pre-refunded 7/01/14) - MBIA Insured               7/14 at 100.00           AAA        1,315,564
       1,875      5.000%, 7/01/24 (Pre-refunded 7/01/14) - MBIA Insured               7/14 at 100.00           AAA        2,064,169

                                                                           -----
                                                                            29
                                                                           -----

    | Portfolio of INVESTMENTS April 30, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (4) (continued)

               New Jersey Educational Facilities Authority, Revenue Bonds, St.
               Peter's College, Series 1998B:
$      1,000      5.375%, 7/01/18 (Pre-refunded 7/01/08)                              7/08 at 102.00           BB+(4) $   1,025,230
       1,750      5.500%, 7/01/27 (Pre-refunded 7/01/08)                              7/08 at 102.00           BB+(4)     1,794,520

       7,860   New Jersey Health Care Facilities Financing Authority, Revenue         7/12 at 100.00            A3(4)     8,724,441
                  Bonds, South Jersey Hospital System, Series 2002, 5.875%,
                  7/01/21 (Pre-refunded 7/01/12)

       3,020   New Jersey Transportation Trust Fund Authority, Transportation         6/15 at 100.00           AAA        3,332,600
                  System Bonds, Series 2005D, 5.000%, 6/15/19 (Pre-refunded
                  6/15/15) - FSA Insured

               New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
         170      6.500%, 1/01/16 (ETM)                                                 No Opt. Call           AAA          195,424
          55      6.500%, 1/01/16 - MBIA Insured (ETM)                                  No Opt. Call           AAA           63,225
       2,505      6.500%, 1/01/16 (ETM)                                                 No Opt. Call           AAA        2,879,623

       1,250   Newark Housing Authority, New Jersey, Port Authority Terminal          1/14 at 100.00           AAA        1,384,238
                  Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded
                  1/01/14) - MBIA Insured

       7,500   Puerto Rico Infrastructure Financing Authority, Special Obligation    10/10 at 101.00           AAA        7,819,573
                  Bonds, Series 2000A, 5.500%, 10/01/34

               Tobacco Settlement Financing Corporation, New Jersey, Tobacco
               Settlement Asset-Backed Bonds, Series 2002:
       1,275      5.750%, 6/01/32 (Pre-refunded 6/01/12)                              6/12 at 100.00           AAA        1,383,299
       3,000      6.000%, 6/01/37 (Pre-refunded 6/01/12)                              6/12 at 100.00           AAA        3,332,250

               Tobacco Settlement Financing Corporation, New Jersey, Tobacco
               Settlement Asset-Backed Bonds, Series 2003:
       3,200      6.125%, 6/01/24 (Pre-refunded 6/01/12)                              6/12 at 100.00           AAA        3,407,552
       2,625      6.375%, 6/01/32 (Pre-refunded 6/01/13)                              6/13 at 100.00           AAA        2,948,243
------------------------------------------------------------------------------------------------------------------------------------
      56,470   Total U.S. Guaranteed                                                                                     61,602,461
------------------------------------------------------------------------------------------------------------------------------------

               Utilities - 4.0% (2.6% of Total Investments)

       3,500   Camden County Pollution Control Financing Authority, New Jersey,       6/08 at 100.00          Baa3        3,509,275
                  Solid Waste Disposal and Resource Recovery System Revenue Bonds,
                  Series 1991A, 7.500%, 12/01/10 (Alternative Minimum Tax)

         755   Camden County Pollution Control Financing Authority, New Jersey,       6/08 at 100.00          Baa3          757,137
                  Solid Waste Disposal and Resource Recovery System Revenue Bonds,
                  Series 1991B, 7.500%, 12/01/09 (Alternative Minimum Tax)

       2,055   Mercer County Improvement Authority, New Jersey, Solid Waste          12/13 at 100.00            AA        2,223,387
                  Revenue Bonds, Regional Sludge Project, Series 2003, 5.000%,
                  12/15/14 - FGIC Insured

       2,500   Salem County Pollution Control Financing Authority, New Jersey,        4/12 at 101.00          Baa1        2,388,150
                  Pollution Control Revenue Refunding Bonds, PSEG Power LLC
                  Project, Series 2001A, 5.750%, 4/01/31 (Alternative Minimum Tax)

       3,000   Union County Utilities Authority, New Jersey, Solid Waste Facility     6/08 at 101.00           AAA        2,937,660
                  Senior Lien Revenue Bonds, Ogden Martin Systems of Union Inc.,
                  Series 1998A, 5.000%, 6/01/23 - AMBAC Insured Alternative
                  Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      11,810   Total Utilities                                                                                           11,815,609
------------------------------------------------------------------------------------------------------------------------------------

-----
  30
-----

  Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 7.9% (5.1% of Total Investments)

$      3,000   Jersey City Municipal Utilities Authority, Hudson County, New          7/08 at 102.00          Baa3   $    2,972,640
                  Jersey, Sewer Revenue Bonds, Series 2001A-2, 5.200%, 7/15/21 -
                  FGIC Insured (Alternative Minimum Tax)

               Lacey Municipal Utilities Authority, Ocean County, New Jersey,
               Water Revenue Bonds, Series 2003B:
       1,750      5.000%, 12/01/17 - FGIC Insured                                    12/13 at 100.00          Baa3        1,843,853
       1,835      5.000%, 12/01/18 - FGIC Insured                                    12/13 at 100.00          Baa3        1,933,962
       1,000      5.000%, 12/01/19 - FGIC Insured                                    12/13 at 100.00          Baa3        1,046,780

       7,500   New Jersey Economic Development Authority, Water Facilities Revenue    5/08 at 100.00          Baa3        7,518,675
                  Bonds, American Water Company, Series 1996, 6.000%, 5/01/36 -
                  FGIC Insured (Alternative Minimum Tax)

               North Hudson Sewerage Authority, New Jersey, Sewerage Revenue
               Refunding Bonds, Series 2002A:
       3,000      5.250%, 8/01/16 - FGIC Insured                                      8/12 at 100.00          Baa3        3,191,220
       3,000      5.250%, 8/01/18 - FGIC Insured                                      8/12 at 100.00          Baa3        3,164,940

       1,250   Ocean County Utilities Authority, New Jersey, Wastewater Revenue       1/11 at 101.00           Aa1        1,301,088
                  Refunding Bonds, Series 2000, 5.000%, 1/01/18
------------------------------------------------------------------------------------------------------------------------------------
      22,335   Total Water and Sewer                                                                                     22,973,158
------------------------------------------------------------------------------------------------------------------------------------
$    466,008   Total Investments (cost $446,279,228) - 153.0%                                                           446,947,843
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.4%                                                                       7,246,508
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (55.4)% (5)                                                    (162,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $ 292,194,351
               =====================================================================================================================

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

        The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) Preferred Shares, at Liquidation Value as a percentage of total investments is (36.2)%.

  N/R   Not rated.

WI/DD   Purchased on a when-issued or delayed delivery basis.

(ETM)   Escrowed to maturity.

 (IF)   Inverse floating rate investment.

                                 See accompanying notes to financial statements.

                                                                           -----
                                                                            31
                                                                           -----

NNJ | Nuveen New Jersey Premium Income Municipal Fund, Inc.
    | Portfolio of INVESTMENTS

                                                                  April 30, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Consumer Discretionary - 0.4% (0.3% of Total Investments)

               Middlesex County Improvement Authority, New Jersey, Senior
               Revenue Bonds, Heldrich Center Hotel/Conference Center Project,
               Series 2005A:
$        480      5.000%, 1/01/32                                                     1/15 at 100.00          Baa3    $     403,157
         415      5.125%, 1/01/37                                                     1/15 at 100.00          Baa3          347,525
------------------------------------------------------------------------------------------------------------------------------------
         895   Total Consumer Discretionary                                                                                 750,682
------------------------------------------------------------------------------------------------------------------------------------

               Consumer Staples - 3.5% (2.4% of Total Investments)

               Tobacco Settlement Financing Corporation, New Jersey,
               Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
       2,520      4.750%, 6/01/34                                                     6/17 at 100.00           BBB        1,993,118
       5,300      5.000%, 6/01/41                                                     6/17 at 100.00           BBB        4,242,014
------------------------------------------------------------------------------------------------------------------------------------
       7,820   Total Consumer Staples                                                                                     6,235,132
------------------------------------------------------------------------------------------------------------------------------------

               Education and Civic Organizations - 15.7% (10.5% of Total
                  Investments)

       1,125   New Jersey Economic Development Authority, Revenue Bonds,              6/15 at 100.00           AAA        1,162,901
                  The Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 -
                  AMBAC Insured

         500   New Jersey Educational Facilities Authority, Revenue Bonds,            7/13 at 100.00           N/R          466,600
                  Fairleigh Dickinson University, Series 2002D, 5.250%,
                  7/01/32 - ACA Insured

         300   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00           N/R          301,455
                  Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23

               New Jersey Educational Facilities Authority, Revenue Bonds,
               Kean University, Series 2007D:
       2,090      5.000%, 7/01/32 - FGIC Insured                                      7/17 at 100.00            A-        2,109,771
       3,850      5.000%, 7/01/39 - FGIC Insured                                      7/17 at 100.00            A-        3,860,973

       2,000   New Jersey Educational Facilities Authority, Revenue Bonds,              No Opt. Call            A-        2,000,000
                  Kean University, Series 2007E-1, 9.110%, 7/01/37 - FGIC Insured

         100   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00           AAA          105,923
                  Montclair State University, Series 2004L, 5.125%,
                  7/01/19 - MBIA Insured

         970   New Jersey Educational Facilities Authority, Revenue Bonds,            7/16 at 100.00           Aaa          983,570
                  Montclair State University, Series 2006A, 5.000%,
                  7/01/36 - AMBAC Insured

               New Jersey Educational Facilities Authority, Revenue Bonds,
               New Jersey Institute of Technology, Series 2004B:
       1,375      5.000%, 7/01/18 - AMBAC Insured                                     1/14 at 100.00           AAA        1,435,198
         725      5.000%, 7/01/19 - AMBAC Insured                                     1/14 at 100.00           AAA          752,652
       1,530      4.750%, 7/01/20 - AMBAC Insured                                     1/14 at 100.00           AAA        1,560,753

               New Jersey Educational Facilities Authority, Revenue Bonds,
               Ramapo College, Series 2004H:
       1,640      5.000%, 7/01/18 - FGIC Insured                                      7/14 at 100.00            A-        1,702,878
       1,040      5.000%, 7/01/23 - FGIC Insured                                      7/14 at 100.00            A-        1,053,697

         300   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00            AA          307,218
                  Rider University, Series 2004A, 5.500%, 7/01/23 - RAAI Insured

         115   New Jersey Educational Facilities Authority, Revenue Bonds,            6/08 at 100.00             A          115,400
                  Trenton State College Issue, Series 1976D, 6.750%,
                  7/01/08

       1,405   New Jersey Higher Education Assistance Authority, Student              6/09 at 101.00           AAA        1,408,850
                  Loan Revenue Bonds, Series 1999A,
                  5.250%, 6/01/18 - MBIA Insured (Alternative Minimum Tax)

-----
  32
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations (continued)

               New Jersey Higher Education Assistance Authority, Student
               Loan Revenue Bonds, Series 2000A:
$      1,470      5.700%, 6/01/08 - MBIA Insured (Alternative Minimum Tax)              No Opt. Call           AAA    $   1,473,278
         985      6.000%, 6/01/15 - MBIA Insured (Alternative Minimum Tax)            6/10 at 101.00           AAA        1,026,784

       2,025   University of Medicine and Dentistry of New Jersey,                    4/13 at 100.00           AAA        2,064,548
                  Certificates of Participation, Child Health Institute, LLC,
                  Series 2003, 5.000%, 4/15/21 - AMBAC Insured

       1,000   University of Medicine and Dentistry of New Jersey,                    6/14 at 100.00           AAA        1,002,560
                  Certificates of Participation, University Housing Associates,
                  LLC, Series 2004, 5.000%, 6/15/29 - MBIA Insured

       2,750   University of Medicine and Dentistry of New Jersey, Revenue           12/12 at 100.00           AAA        2,746,095
                  Bonds, Series 2002A, 5.000%, 12/01/31 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      27,295   Total Education and Civic Organizations                                                                   27,641,104
------------------------------------------------------------------------------------------------------------------------------------

               Financials - 0.8% (0.6% of Total Investments)

       1,500   New Jersey Economic Development Authority, Revenue                       No Opt. Call          Baa3        1,460,295
                  Refunding Bonds, Kapkowski Road Landfill Project, Series
                  2002, 5.750%, 10/01/21
------------------------------------------------------------------------------------------------------------------------------------

               Health Care - 20.5% (13.8% of Total Investments)

               Camden County Improvement Authority, New Jersey, Revenue
               Bonds, Cooper Health System, Series 2004A:
         185      5.000%, 2/15/25                                                     2/15 at 100.00           BBB          173,771
         620      5.750%, 2/15/34                                                     8/14 at 100.00           BBB          602,101

       1,120   New Jersey Health Care Facilities Finance Authority,                   7/18 at 100.00            A+        1,105,653
                  Revenue Bonds, AHS Hospital Corporation, Series 2008A,
                  5.000%, 7/01/27 (WI/DD, Settling 5/14/08)

       1,615   New Jersey Health Care Facilities Financing Authority,                 7/17 at 100.00            A+        1,541,033
                  Revenue Bonds, Atlanticare Regional Medical Center,
                  Series 2007, 5.000%, 7/01/37

               New Jersey Health Care Facilities Financing Authority,
               Revenue Bonds, Capital Health System Obligated Group,
               Series 2003A:
         750      5.000%, 7/01/26                                                     7/13 at 100.00          Baa1          708,848
       1,670      5.375%, 7/01/33                                                     7/13 at 100.00          Baa1        1,584,964

         240   New Jersey Health Care Facilities Financing Authority,                 7/15 at 100.00          Baa3          221,318
                  Revenue Bonds, Children's Specialized Hospital, Series
                  2005A, 5.500%, 7/01/36

       2,900   New Jersey Health Care Facilities Financing Authority,                 1/10 at 101.00            A3        2,950,025
                  Revenue Bonds, Hackensack University Medical Center,
                  Series 2000, 6.000%, 1/01/34

         700   New Jersey Health Care Facilities Financing Authority,                 7/16 at 100.00            A-          673,365
                  Revenue Bonds, Hunterdon Medical Center, Series 2006B,
                  5.000%, 7/01/36

         375   New Jersey Health Care Facilities Financing Authority,                 7/16 at 100.00            A-          368,228
                  Revenue Bonds, Hunterdon Medical Center, Series 2006,
                  5.125%, 7/01/35

       3,500   New Jersey Health Care Facilities Financing Authority,                 7/11 at 100.00            A2        3,530,485
                  Revenue Bonds, Kennedy Health System Obligated Group,
                  Series 2001, 5.625%, 7/01/31

       1,700   New Jersey Health Care Facilities Financing Authority,                 7/09 at 101.00           AAA        1,773,678
                  Revenue Bonds, Meridian Health System Obligated Group,
                  Series 1999, 5.625%, 7/01/12 - FSA Insured

         465   New Jersey Health Care Facilities Financing Authority,                 7/12 at 101.00          BBB-          480,517
                  Revenue Bonds, Palisades Medical Center of New York
                  Presbyterian Healthcare System, Series 2002, 6.625%,
                  7/01/31

       1,000   New Jersey Health Care Facilities Financing Authority,                 7/15 at 100.00            AA          975,260
                  Revenue Bonds, RWJ Health Care Corporation, Series
                  2005B, 5.000%, 7/01/35 - RAAI Insured

       1,160   New Jersey Health Care Facilities Financing Authority,                 1/17 at 100.00           BBB        1,078,301
                  Revenue Bonds, Saint Barnabas Health Care System, Series
                  2006A, 5.000%, 7/01/29

       1,675   New Jersey Health Care Facilities Financing Authority,                 7/13 at 100.00            AA        1,659,088
                  Revenue Bonds, Shore Memorial Health System, Series
                  2003, 5.000%, 7/01/23 - RAAI Insured

       2,000   New Jersey Health Care Facilities Financing Authority,                 7/10 at 100.00           AAA        2,106,620
                  Revenue Bonds, Society of the Valley Hospital Obligated Group,
                  Series 2000, 5.750%, 7/01/15 - AMBAC Insured

                                                                           -----
                                                                            33
                                                                           -----

    | Portfolio of INVESTMENTS April 30, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

$      1,875   New Jersey Health Care Facilities Financing Authority,                 7/13 at 100.00           Ba2    $   1,566,263
                  Revenue Bonds, Somerset Medical Center, Series 2003,
                  5.500%, 7/01/33

               New Jersey Health Care Facilities Financing Authority,
               Revenue Bonds, South Jersey Hospital System, Series 2006:
       1,245      5.000%, 7/01/36                                                     7/16 at 100.00            A3        1,211,895
       1,155      5.000%, 7/01/46                                                     7/16 at 100.00            A3        1,105,508

       1,270   New Jersey Health Care Facilities Financing Authority,                 7/14 at 100.00            AA        1,315,199
                  Revenue Bonds, St. Clare's Hospital, Series 2004A,
                  5.250%, 7/01/20 - RAAI Insured

       2,050   New Jersey Health Care Facilities Financing Authority,                 7/10 at 100.00          Baa2        2,107,544
                  Revenue Bonds, St. Peter's University Hospital, Series
                  2000A, 6.875%, 7/01/20

         630   New Jersey Health Care Facilities Financing Authority,                 7/12 at 100.00            A+          647,300
                  Revenue Refunding Bonds, Atlantic City Medical Center,
                  Series 2002, 5.750%, 7/01/25

       1,710   New Jersey Health Care Facilities Financing Authority,                 1/12 at 100.00            AA        1,710,445
                  Revenue Refunding Bonds, Bayshore Community Hospital,
                  Series 2002, 5.000%, 7/01/22 - RAAI Insured

       2,160   New Jersey Health Facilities Financing Authority, Revenue              7/18 at 100.00           AAA        2,180,434
                  Bonds, Meridian Health, Series 2007-I, 5.000%, 7/01/38 -
                  AGC Insured

       2,650   Puerto Rico Industrial, Tourist, Educational, Medical and              6/08 at 101.00            A3        2,757,219
                  Environmental Control Facilities Financing Authority, Adjustable
                  Rate Industrial Revenue Bonds, American Home Products Corporation,
                  Series 1983A, 5.100%, 12/01/18
------------------------------------------------------------------------------------------------------------------------------------
      36,420   Total Health Care                                                                                         36,135,062
------------------------------------------------------------------------------------------------------------------------------------

               Housing/Multifamily - 0.4% (0.3% of Total Investments)

         340   Essex County Improvement Authority, New Jersey, FNMA                  11/12 at 100.00           Aaa          327,672
                  Enhanced Multifamily Revenue Bonds, Mount Carmel Towers, Series
                  2002, 4.750%, 11/01/22 (Alternative Minimum Tax)

         385   Long Branch Housing Finance Corporation New Jersey, Housing           10/08 at 100.00           N/R          387,287
                  Revenue Bonds, Washington Manor Associates Ltd. Section 8
                  Assisted Elderly Project, Series 1980, 10.000%, 10/01/11
------------------------------------------------------------------------------------------------------------------------------------
         725   Total Housing/Multifamily                                                                                    714,959
------------------------------------------------------------------------------------------------------------------------------------

               Housing/Single Family - 1.6% (1.1% of Total Investments)

               New Jersey Housing and Mortgage Finance Agency, Home Buyer
               Program Revenue Bonds, Series 1997U:
       1,480      5.700%, 10/01/14 - MBIA Insured (Alternative Minimum Tax)          10/08 at 100.75           AAA        1,502,452
         390      5.850%, 4/01/29 - MBIA Insured (Alternative Minimum Tax)           10/08 at 100.75           AAA          391,989

         430   New Jersey Housing and Mortgage Finance Agency, Home Buyer               No Opt. Call           AAA          441,141
                  Program Revenue Bonds, Series 2000CC, 4.600%, 10/01/09 -
                  MBIA Insured

         605   New Jersey Housing and Mortgage Finance Agency, Single                 4/17 at 100.00            AA          534,808
                  Family Housing Revenue Bonds, Series 2007T, 4.700%,
                  10/01/37 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       2,905   Total Housing/Single Family                                                                                2,870,390
------------------------------------------------------------------------------------------------------------------------------------

               Industrials - 0.4% (0.2% of Total Investments)

         575   Gloucester County Improvement Authority, New Jersey, Solid               No Opt. Call           BBB          599,213
                  Waste Resource Recovery Revenue Refunding Bonds, Waste
                  Management Inc. Project, Series 1999B, 6.850%, 12/01/29
                  (Mandatory put 12/01/09)
------------------------------------------------------------------------------------------------------------------------------------

               Long-Term Care - 1.6% (1.0% of Total Investments)

       1,095   Burlington County Bridge Commission, New Jersey, Economic              1/18 at 100.00           N/R        1,001,936
                  Development Revenue Bonds, The Evergreens Project,
                  Series 2007, 5.625%, 1/01/38

         750   New Jersey Economic Development Authority, First Mortgage             11/14 at 100.00           N/R          734,370
                  Revenue Bonds, Winchester Gardens at Wards Homestead,
                  Series 2004A, 5.800%, 11/01/31

       1,000   New Jersey Economic Development Authority, Revenue Bonds,              6/11 at 102.00            A-        1,041,740
                  Masonic Charity Foundation of New Jersey, Series 2001,
                  5.500%, 6/01/21
------------------------------------------------------------------------------------------------------------------------------------
       2,845   Total Long-Term Care                                                                                       2,778,046
------------------------------------------------------------------------------------------------------------------------------------

-----
  34
-----

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 10.3% (6.9% of Total Investments)

$      2,460   Freehold Regional High School District, Monmouth County                  No Opt. Call            AA    $   2,724,844
                  Board of Education, New Jersey, School District
                  Refunding Bonds, Series 2001, 5.000%, 3/01/17 - FGIC
                  Insured

       2,500   Jersey City, New Jersey, General Obligation Bonds, Series              9/16 at 100.00           AAA        2,600,050
                  2006A, 5.000%, 9/01/22 - AMBAC Insured

       2,000   Manalapan-Englishtown Regional Board of Education, New                10/13 at 100.00           AAA        2,194,460
                  Jersey, General Obligation Bonds, Series 2003, 5.000%,
                  10/01/27 - MBIA Insured

               New Jersey, General Obligation Bonds, Series 1992D:
       2,580      6.000%, 2/15/11                                                       No Opt. Call            AA        2,803,944
       1,560      6.000%, 2/15/13                                                       No Opt. Call            AA        1,755,858

       4,000   Passaic County, New Jersey, General Improvement Refunding                No Opt. Call            A3        4,240,520
                  Bonds, Series 1993, 5.125%, 9/01/12 - FGIC Insured

       1,780   West Deptford Township, New Jersey, General Obligation                 9/14 at 100.00           Aaa        1,861,791
                  Bonds, Series 2004, 4.750%, 9/01/17 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      16,880   Total Tax Obligation/General                                                                              18,181,467
------------------------------------------------------------------------------------------------------------------------------------

               Tax Obligation/Limited - 40.0% (26.8% of Total Investments)

       1,000   Bergen County Improvement Authority, New Jersey, Guaranteed              No Opt. Call           Aaa        1,083,460
                  Lease Revenue Bonds, County Administration Complex
                  Project, Series 2005, 5.000%, 11/15/26

       5,385   Essex County Improvement Authority, New Jersey, Lease                 12/13 at 100.00           Aaa        5,730,446
                  Revenue Bonds, Series 2003, 5.125%, 12/15/19 - FSA
                  Insured

       1,155   Essex County Improvement Authority, New Jersey, Project                  No Opt. Call           Aaa        1,262,611
                  Consolidation Revenue Bonds, Series 2007, 5.250%,
                  12/15/22 - AMBAC Insured

       1,225   Garden State Preservation Trust, New Jersey, Open Space and              No Opt. Call           AAA        1,366,402
                  Farmland Preservation Bonds, Series 2005C, 5.125%,
                  11/01/18 - FSA Insured

               Hudson County Improvement Authority, New Jersey, County
               Secured Lease Revenue Bonds, County Services Building
               Project, Series 2005:
       1,185      5.000%, 4/01/25 - AMBAC Insured                                     4/15 at 100.00           AAA        1,226,262
       2,755      5.000%, 4/01/35 - AMBAC Insured                                     4/15 at 100.00           AAA        2,803,240

               Middlesex County Improvement Authority, New Jersey, County
               Guaranteed Open Space Trust Fund Revenue Bonds, Series 2003:
       1,000      5.250%, 9/15/16                                                     9/13 at 100.00           AAA        1,090,090
       1,000      5.250%, 9/15/21                                                     9/13 at 100.00           AAA        1,063,350

       3,450   New Jersey Building Authority, State Building Revenue                  6/16 at 100.00           AA-        3,554,294
                  Bonds, Series 2007A, 5.000%, 6/15/25

               New Jersey Economic Development Authority, Cigarette Tax
               Revenue Bonds, Series 2004:
       1,155      5.500%, 6/15/24                                                     6/12 at 100.00           BBB        1,120,107
       2,540      5.750%, 6/15/34                                                     6/14 at 100.00           BBB        2,440,381

       3,200   New Jersey Economic Development Authority, Revenue Bonds,              7/14 at 100.00           AAA        3,479,456
                  Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 -
                  MBIA Insured

               New Jersey Economic Development Authority, Revenue Bonds,
               Newark Downtown District Management Corporation Project,
               Series 2007:
         120      5.125%, 6/15/27                                                     6/17 at 100.00          Baa3          113,286
         205      5.125%, 6/15/37                                                     6/17 at 100.00          Baa3          180,560

               New Jersey Economic Development Authority, School
               Facilities Construction Financing Program Bonds, Series 2007U:
       1,155      5.000%, 9/01/37 - AMBAC Insured                                     9/17 at 100.00           AAA        1,179,994
       2,310      5.000%, 9/01/37                                                     9/17 at 100.00           AA-        2,358,233

       2,720   New Jersey Health Care Facilities Financing Authority,                 9/13 at 100.00           AA-        2,746,629
                  Lease Revenue Bonds, Department of Human Services -
                  Greystone Park Psychiatric Hospital, Series 2003,
                  5.000%, 9/15/25

               New Jersey Health Care Facilities Financing Authority,
               Lease Revenue Bonds, Department of Human Services -
               Greystone Park Psychiatric Hospital, Series 2005:
       2,615      5.000%, 9/15/24 - AMBAC Insured                                     9/15 at 100.00           AAA        2,664,920
       3,000      5.000%, 9/15/28 - AMBAC Insured                                     9/15 at 100.00           AAA        3,025,590

                                                                           -----
                                                                            35
                                                                           -----

    | Portfolio of INVESTMENTS April 30, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

$      1,500   New Jersey Sports and Exposition Authority, Convention                   No Opt. Call           AAA    $   1,687,815
                  Center Luxury Tax Bonds, Series 2004,
                  5.500%, 3/01/22 - MBIA Insured

       3,000   New Jersey Transit Corporation, Certificates of                          No Opt. Call           AAA        3,303,690
                  Participation, Federal Transit Administration Grants,
                  Series 2002A, 5.500%, 9/15/14 - AMBAC Insured

       1,875   New Jersey Transit Corporation, Lease Appropriation Bonds,             9/15 at 100.00            A2        1,939,725
                  Series 2005A, 5.000%, 9/15/18 - FGIC Insured

               New Jersey Transportation Trust Fund Authority, Federal
               Highway Aid Grant Anticipation Bonds, Series 2006:
         400      5.000%, 6/15/17 - FGIC Insured                                      6/16 at 100.00            A1          423,428
         715      5.000%, 6/15/18 - FGIC Insured                                      6/16 at 100.00            A1          749,835

       2,600   New Jersey Transportation Trust Fund Authority,                          No Opt. Call           AAA        2,943,174
                  Transportation System Bonds, Series 2004B,
                  5.500%, 12/15/16 - MBIA Insured

       2,000   New Jersey Transportation Trust Fund Authority,                       12/15 at 100.00           AA-        2,169,920
                  Transportation System Bonds, Series 2005B,
                  5.250%, 12/15/18 - FGIC Insured

       1,110   New Jersey Transportation Trust Fund Authority,                        6/15 at 100.00           AAA        1,180,296
                  Transportation System Bonds, Series 2005D,
                  5.000%, 6/15/19 - FSA Insured

       1,700   New Jersey Transportation Trust Fund Authority,                          No Opt. Call           AA-        1,913,758
                  Transportation System Bonds, Series 2006A,
                  5.500%, 12/15/22

               New Jersey Transportation Trust Fund Authority,
               Transportation System Bonds, Series 2006C:
       8,090      0.000%, 12/15/28 - AMBAC Insured                                      No Opt. Call           AAA        2,840,237
       6,000      0.000%, 12/15/32 - FSA Insured                                        No Opt. Call           AAA        1,665,060
       4,000      0.000%, 12/15/34 - FSA Insured                                        No Opt. Call           AAA          989,440

       4,000   New Jersey Transportation Trust Fund Authority,                       12/17 at 100.00           AAA        4,164,160
                  Transportation System Bonds, Series 2007A,
                  5.000%, 12/15/26 - AMBAC Insured

         780   Puerto Rico Convention Center District Authority, Hotel                7/16 at 100.00            A+          744,019
                  Occupancy Tax Revenue Bonds, Series 2006A, 4.500%,
                  7/01/36 - CIFG Insured

       2,745   Union County Improvement Authority, New Jersey, General                3/13 at 100.00           Aaa        2,787,191
                  Obligation Lease Revenue Bonds, Plainfield Park Madison
                  Redevelopment Project, Series 2003, 5.000%, 3/01/34 -
                  FSA Insured

       2,445   Union County Improvement Authority, New Jersey, General                6/13 at 100.00           Aa1        2,548,668
                  Obligation Lease Revenue Bonds, Series 2003, 5.000%,
                  6/15/23
------------------------------------------------------------------------------------------------------------------------------------
      80,135   Total Tax Obligation/Limited                                                                              70,539,727
------------------------------------------------------------------------------------------------------------------------------------

               Transportation - 18.2% (12.2% of Total Investments)

       2,750   Casino Reinvestment Development Authority, New Jersey,                 6/15 at 100.00           AAA        2,878,783
                  Parking Revenue Bonds, Series 2005A,
                  5.250%, 6/01/20 - MBIA Insured

       2,500   Delaware River and Bay Authority, Delaware and New Jersey,             1/15 at 100.00           AAA        2,536,625
                  Revenue Bonds, Series 2005, 5.000%, 1/01/27 - MBIA
                  Insured

               New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
         565      6.500%, 1/01/16 - MBIA Insured                                        No Opt. Call           AAA          650,535
         345      6.500%, 1/01/16 - AMBAC Insured                                       No Opt. Call           AAA          396,519

       5,750   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,            7/13 at 100.00             A        5,919,681
                  5.000%, 1/01/19 - FGIC Insured

       2,750   Passaic County Improvement Authority, New Jersey, Revenue              4/15 at 100.00           Aaa        2,791,910
                  Bonds, Paterson Parking Deck Facility, Series 2005,
                  5.000%, 4/15/35 - FSA Insured

       4,000   Port Authority of New York and New Jersey, Consolidated                6/15 at 101.00           AA-        4,138,600
                  Revenue Bonds, One Hundred Fortieth Series 2005, 5.000%,
                  12/01/28 - XLCA Insured

       1,000   Port Authority of New York and New Jersey, Consolidated                1/14 at 101.00           AA-        1,021,020
                  Revenue Bonds, One Hundred Thirty-Fourth Series 2004,
                  5.000%, 7/15/34

       2,000   Port Authority of New York and New Jersey, Consolidated                4/12 at 101.00           AAA        2,039,160
                  Revenue Bonds, One Hundred Twenty-Fifth Series 2002,
                  5.000%, 4/15/32 - FSA Insured

         780   Port Authority of New York and New Jersey, One Hundred and             8/17 at 100.00           AAA          849,615
                  Forty Eighth Consolidated Revenue Bonds, RITES Trust
                  1516, 9.749%, 8/15/32 - FSA Insured (IF)

-----
  36
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Transportation (continued)

$      8,000   Port Authority of New York and New Jersey, Special Project Bonds,      6/08 at 102.00           AAA    $   8,027,118
                  JFK International Air Terminal LLC, Sixth Series 1997, 5.750%,
                  12/01/22 - MBIA Insured (Alternative Minimum Tax)

         850   Trenton Parking Authority, Mercer County, New Jersey, Guaranteed      10/13 at 100.00          Baa2          872,262
                  Parking System Revenue Bonds, Series 2003, 5.000%, 10/01/24 -
                  FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      31,290   Total Transportation                                                                                      32,121,828
------------------------------------------------------------------------------------------------------------------------------------

                  U.S. Guaranteed - 22.2% (14.9% of Total Investments) (4)

       2,075   Egg Harbor Township School District, Atlantic County, New Jersey,      4/15 at 100.00           Aaa        2,284,845
                  General Obligation Bonds, Series 2005, 5.000%, 4/01/27
                  (Pre-refunded 4/01/15) - MBIA Insured

         130   Essex County Improvement Authority, New Jersey, Lease Revenue         12/13 at 100.00           Aaa          143,884
                  Bonds, Series 2003, 5.125%, 12/15/19 (Pre-refunded 12/15/13) -
                  FSA Insured

       2,705   New Jersey Economic Development Authority, Revenue Bonds, Yeshiva        No Opt. Call           N/R(4)     3,284,303
                  Ktana of Passaic, Series 1993, 8.000%, 9/15/18 (ETM)

         595   New Jersey Educational Facilities Authority, Revenue Bonds, Kean       7/16 at 100.00           AAA          658,582
                  University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) -
                  MBIA Insured

       1,145   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00           AAA        1,268,477
                  Montclair State University, Series 2004L, 5.125%, 7/01/19
                  (Pre-refunded 7/01/14) - MBIA Insured

       2,080   New Jersey Educational Facilities Authority, Revenue Bonds,            7/15 at 100.00            A2(4)     2,287,979
                  Montclair State University, Series 2005F, 5.000%, 7/01/32
                  (Pre-refunded 7/01/15) - FGIC Insured

         400   New Jersey Educational Facilities Authority, Revenue Bonds, Rowan      7/14 at 100.00           AAA          440,356
                  University, Series 2004C, 5.000%, 7/01/20 (Pre-refunded 7/01/14) -
                  MBIA Insured

       3,000   New Jersey Health Care Facilities Financing Authority, Revenue         7/12 at 100.00            A3(4)     3,329,940
                  Bonds, South Jersey Hospital System, Series 2002, 5.875%,
                  7/01/21 (Pre-refunded 7/01/12)

         545   New Jersey Health Care Facilities Financing Authority, Revenue         7/10 at 101.00          BBB-(4)       606,285
                  Bonds, Trinitas Hospital Obligated Group, Series 2000, 7.500%,
                  7/01/30 (Pre-refunded 7/01/10)

       4,445   New Jersey Housing and Mortgage Finance Agency, Multifamily Housing    7/08 at 101.50           AAA        4,457,046
                  Revenue Bonds, Series 1997A, 5.550%, 5/01/27 - AMBAC Insured
                  (Alternative Minimum Tax)

               New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
         465      6.500%, 1/01/16 (ETM)                                                 No Opt. Call           AAA          534,541
         195      6.500%, 1/01/16 - MBIA Insured (ETM)                                  No Opt. Call           AAA          224,162
         120      6.500%, 1/01/16 - AMBAC Insured (ETM)                                 No Opt. Call           AAA          137,946
       6,590      6.500%, 1/01/16 (ETM)                                                 No Opt. Call           AAA        7,575,533
       1,760      6.500%, 1/01/16 - AMBAC Insured (ETM)                                 No Opt. Call           AAA        2,023,208

         750   Newark Housing Authority, New Jersey, Port Authority Terminal          1/14 at 100.00           AAA          830,543
                  Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded
                  1/01/14) - MBIA Insured

       2,125   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series      7/15 at 100.00           AAA        2,350,293
                  2005RR, 5.000%, 7/01/35 (Pre-refunded 7/01/15) - FGIC Insured

               Tobacco Settlement Financing Corporation, New Jersey, Tobacco
               Settlement Asset-Backed Bonds, Series 2003:
       3,520      6.125%, 6/01/24 (Pre-refunded 6/01/12)                              6/12 at 100.00           AAA        3,748,307
       2,250      6.375%, 6/01/32 (Pre-refunded 6/01/13)                              6/13 at 100.00           AAA        2,527,065

         350   Trenton Parking Authority, Mercer County, New Jersey, Guaranteed      10/13 at 100.00          Baa2(4)       384,031
                  Parking System Revenue Bonds, Series 2003, 5.000%, 10/01/24
                  (Pre-refunded 10/01/13) - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      35,245   Total U.S. Guaranteed                                                                                     39,097,326
------------------------------------------------------------------------------------------------------------------------------------

               Utilities - 0.7% (0.5% of Total Investments)

       1,250   New Jersey Economic Development Authority, Pollution Control             No Opt. Call          Baa1        1,268,425
                  Revenue Refunding Bonds, Public Service Electric and Gas
                  Company, Series 2001A, 5.000%, 3/01/12
------------------------------------------------------------------------------------------------------------------------------------

                                                                           -----
                                                                            37
                                                                           -----

    | Portfolio of INVESTMENTS April 30, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 12.7% (8.5% of Total Investments)

               Bayonne Municipal Utilities Authority, New Jersey, Water System
               Revenue Refunding Bonds, Series 2003A:
$      1,450      5.000%, 4/01/19 - XLCA Insured                                      4/13 at 100.00            A3    $   1,507,232
       1,250      5.000%, 4/01/24 - XLCA Insured                                      4/13 at 100.00            A3        1,275,600

       1,000   Jersey City Sewer Authority, Hudson County, New Jersey, Sewer            No Opt. Call           AAA        1,098,430
                  Revenue Refunding Bonds, Series 1993, 6.250%, 1/01/14 - AMBAC
                  Insured

       3,100   New Jersey Economic Development Authority, Water Facilities Revenue    9/08 at 100.00           Aaa        3,101,364
                  Refunding Bonds, Hackensack Water Company, Series 1994B, 5.900%,
                  3/01/24 - MBIA Insured (Alternative Minimum Tax)

       6,950   New Jersey Environmental Infrastructure Trust, Environmental           9/11 at 101.00           AAA        7,336,279
                  Infrastructure Bonds, Series 2001A, 4.750%, 9/01/20

       1,650   New Jersey Water Supply Authority, Water Supply Authority Bonds,       8/15 at 100.00           AAA        1,687,125
                  Manasquan Reservoir, Series 2005, 5.000%, 8/01/31 - MBIA Insured

       3,500   North Hudson Sewerage Authority, New Jersey, Sewerage Revenue          8/12 at 100.00          Baa3        3,679,795
                  Refunding Bonds, Series 2002A, 5.250%, 8/01/19 - FGIC Insured

       1,000   Stony Brook Regional Sewer Authority, Princeton, New Jersey,             No Opt. Call           Aa2        1,060,940
                  Revenue Refunding Bonds, Series 1993B, 5.450%, 12/01/12

       1,500   Wanaque Valley Regional Sewer Authority, Passaic County, New             No Opt. Call           AAA        1,625,505
                  Jersey, Sewer Revenue Refunding Bonds, Series 1993B, 5.750%,
                  9/01/18 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      21,400   Total Water and Sewer                                                                                     22,372,270
------------------------------------------------------------------------------------------------------------------------------------
$    267,180   Total Investments (cost $259,849,509) - 149.0%                                                           262,765,926
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.9%                                                                       5,207,969
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (51.9)% (5)                                                     (91,600,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $ 176,373,895
               =====================================================================================================================

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

       The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5)  Preferred   Shares,  at  Liquidation  Value  as  a  percentage  of  total investments is (34.9)%.

  N/R  Not rated.

WI/DD  Purchased on a when-issued or delayed delivery basis.

(ETM)  Escrowed to maturity.

 (IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

-----
  38
-----

NXJ | Nuveen New Jersey Dividend Advantage Municipal Fund
    | Portfolio of INVESTMENTS

                                                                  April 30, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Consumer Discretionary - 0.5% (0.3% of Total Investments)

               Middlesex County Improvement Authority, New Jersey, Senior
               Revenue Bonds, Heldrich Center Hotel/Conference Center Project,
               Series 2005A:
$        260      5.000%, 1/01/32                                                     1/15 at 100.00          Baa3    $     218,377
         230      5.125%, 1/01/37                                                     1/15 at 100.00          Baa3          192,604

          45   New Jersey Economic Development Authority, General Motors                No Opt. Call            B-           44,271
                  Corporation, Series 1984, 5.350%, 4/01/09
------------------------------------------------------------------------------------------------------------------------------------
         535   Total Consumer Discretionary                                                                                 455,252
------------------------------------------------------------------------------------------------------------------------------------

               Consumer Staples - 3.7% (2.5% of Total Investments)

               Tobacco Settlement Financing Corporation, New Jersey, Tobacco
               Settlement Asset-Backed Bonds, Series 2007-1A:
       1,345      4.750%, 6/01/34                                                     6/17 at 100.00           BBB        1,063,787
       3,000      5.000%, 6/01/41                                                     6/17 at 100.00           BBB        2,401,140
------------------------------------------------------------------------------------------------------------------------------------
       4,345   Total Consumer Staples                                                                                     3,464,927
------------------------------------------------------------------------------------------------------------------------------------

               Education and Civic Organizations - 17.5% (11.8% of Total
                  Investments)

         250   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00           N/R          251,213
                  Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23

         325   New Jersey Educational Facilities Authority, Revenue Bonds,            7/17 at 100.00          BBB+          310,063
                  Georgian Court University, Series 2007D, 5.250%, 7/01/37

               New Jersey Educational Facilities Authority, Revenue Bonds, Kean
               University, Series 2007D:
       1,115      5.000%, 7/01/32 - FGIC Insured                                      7/17 at 100.00            A-        1,125,548
         985      5.000%, 7/01/39 - FGIC Insured                                      7/17 at 100.00            A-          987,807

          60   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00           AAA           62,869
                  Montclair State University, Series 2004L, 5.125%, 7/01/21 - MBIA
                  Insured

         970   New Jersey Educational Facilities Authority, Revenue Bonds,            7/16 at 100.00           Aaa          983,570
                  Montclair State University, Series 2006A, 5.000%, 7/01/36 -
                  AMBAC Insured

       1,000   New Jersey Educational Facilities Authority, Revenue Bonds, New        7/11 at 100.00           AAA        1,048,800
                  Jersey Institute of Technology, Series 2001G, 5.250%, 7/01/18 -
                  MBIA Insured

       1,000   New Jersey Educational Facilities Authority, Revenue Bonds, New        1/14 at 100.00           AAA        1,027,480
                  Jersey Institute of Technology, Series 2004B, 5.000%, 7/01/21 -
                  AMBAC Insured

       1,085   New Jersey Educational Facilities Authority, Revenue Bonds, Rowan      7/11 at 101.00            A+        1,084,924
                  College, Series 2001C, 5.000%, 7/01/31 - FGIC Insured

         630   New Jersey Educational Facilities Authority, Revenue Bonds, William    7/14 at 100.00             A          654,576
                  Paterson University, Series 2004A, 5.125%, 7/01/19 - FGIC
                  Insured

         300   New Jersey Educational Facilities Authority, Revenue Refunding         7/12 at 100.00            AA          303,807
                  Bonds, Rider University, Series 2002A, 5.000%, 7/01/17 - RAAI
                  Insured

         200   New Jersey Educational Facilities Authority, Revenue Refunding         7/11 at 100.00           AAA          210,312
                  Bonds, Seton Hall University Project, Series 2001A, 5.250%,
                  7/01/16 - AMBAC Insured

               New Jersey Educational Facilities Authority, Revenue Refunding
               Bonds, Seton Hall University Project, Series 2001G:
       3,820      4.875%, 7/01/21 - AMBAC Insured                                     7/11 at 100.00           AAA        3,867,826
       1,600      5.000%, 7/01/26 - AMBAC Insured                                     7/11 at 100.00           AAA        1,611,072

                                                                           -----
                                                                            39
                                                                           -----

    | Portfolio of INVESTMENTS April 30, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations (continued)

               Puerto Rico Industrial, Tourist, Educational, Medical and
               Environmental Control Facilities Financing Authority, Higher
               Education Revenue Bonds, University of the Sacred Heart, Series 2001:
$      2,000      5.250%, 9/01/21                                                     9/11 at 100.00           BBB    $   1,991,320
         500      5.250%, 9/01/31                                                     9/11 at 100.00           BBB          466,545

         500   Puerto Rico Industrial, Tourist, Educational, Medical and             12/12 at 101.00          BBB-          464,770
                  Environmental Control Facilities Financing Authority, Higher
                  Education Revenue Refunding Bonds, Ana G. Mendez University
                  System, Series 2002, 5.500%, 12/01/31
------------------------------------------------------------------------------------------------------------------------------------
      16,340   Total Education and Civic Organizations                                                                   16,452,502
------------------------------------------------------------------------------------------------------------------------------------

               Energy - 1.1% (0.7% of Total Investments)

       1,000   Virgin Islands, Senior Secured Revenue Bonds, Government Refinery      1/13 at 100.00           BBB        1,027,560
                  Facilities - Hovensa LLC Coker, Series 2002, 6.500%, 7/01/21
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               Financials - 1.9% (1.3% of Total Investments)

         850   New Jersey Economic Development Authority, Economic Development       11/08 at 101.00           N/R          798,669
                  Revenue Bonds, Glimcher Properties LP, Series 1998, 6.000%,
                  11/01/28 (Alternative Minimum Tax)

         250   New Jersey Economic Development Authority, Industrial Development     10/08 at 100.00           Ba1          251,750
                  Revenue Refunding Bonds, Newark Airport Marriott Hotel, Series
                  1996, 7.000%, 10/01/14

         750   New Jersey Economic Development Authority, Revenue Refunding Bonds,      No Opt. Call          Baa3          730,148
                  Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21
------------------------------------------------------------------------------------------------------------------------------------
       1,850   Total Financials                                                                                           1,780,567
------------------------------------------------------------------------------------------------------------------------------------

               Health Care - 22.7% (15.2% of Total Investments)

         310   Camden County Improvement Authority, New Jersey, Revenue Bonds,        8/14 at 100.00           BBB          301,050
                  Cooper Health System, Series 2004A, 5.750%, 2/15/34

         560   New Jersey Health Care Facilities Finance Authority, Revenue Bonds,    7/18 at 100.00            A+          552,826
                  AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27 (WI/DD,
                  Settling 5/14/08)

         865   New Jersey Health Care Facilities Financing Authority, Revenue         7/17 at 100.00            A+          825,383
                  Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%,
                  7/01/37

         890   New Jersey Health Care Facilities Financing Authority, Revenue         7/13 at 100.00          Baa1          844,681
                  Bonds, Capital Health System Obligated Group, Series 2003A,
                  5.375%, 7/01/33

       1,500   New Jersey Health Care Facilities Financing Authority, Revenue         7/17 at 100.00           Aaa        1,521,945
                  Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 -
                  AGC Insured

         130   New Jersey Health Care Facilities Financing Authority, Revenue         7/15 at 100.00          Baa3          119,881
                  Bonds, Children's Specialized Hospital, Series 2005A, 5.500%,
                  7/01/36

         400   New Jersey Health Care Facilities Financing Authority, Revenue         7/16 at 100.00            A-          384,780
                  Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36

         180   New Jersey Health Care Facilities Financing Authority, Revenue         7/16 at 100.00            A-          176,749
                  Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35

       3,500   New Jersey Health Care Facilities Financing Authority, Revenue         7/11 at 100.00            A2        3,530,485
                  Bonds, Kennedy Health System Obligated Group, Series 2001,
                  5.625%, 7/01/31

               New Jersey Health Care Facilities Financing Authority, Revenue
               Bonds, Robert Wood Johnson University Hospital, Series 2000:
         750      5.750%, 7/01/25                                                     7/10 at 100.00            A2          773,595
       3,000      5.750%, 7/01/31                                                     7/10 at 100.00            A2        3,049,800

         445   New Jersey Health Care Facilities Financing Authority, Revenue         1/17 at 100.00           BBB          413,659
                  Bonds, Saint Barnabas Health Care System, Series 2006A, 5.000%,
                  7/01/29

         895   New Jersey Health Care Facilities Financing Authority, Revenue         7/13 at 100.00            AA          886,498
                  Bonds, Shore Memorial Health System, Series 2003, 5.000%,
                  7/01/23 - RAAI Insured

       1,000   New Jersey Health Care Facilities Financing Authority, Revenue         7/13 at 100.00           Ba2          835,340
                  Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33

-----
  40
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

               New Jersey Health Care Facilities Financing Authority, Revenue
               Bonds, South Jersey Hospital System, Series 2006:
$        665      5.000%, 7/01/36                                                     7/16 at 100.00            A3    $     647,318
         615      5.000%, 7/01/46                                                     7/16 at 100.00            A3          588,647

         845   New Jersey Health Care Facilities Financing Authority, Revenue         7/14 at 100.00            AA          875,074
                  Bonds, St. Clare's Hospital, Series 2004A, 5.250%, 7/01/20 -
                  RAAI Insured

       1,100   New Jersey Health Care Facilities Financing Authority, Revenue         7/10 at 100.00          Baa2        1,130,877
                  Bonds, St. Peter's University Hospital, Series 2000A, 6.875%,
                  7/01/20

       2,500   New Jersey Health Care Facilities Financing Authority, Revenue         7/09 at 101.00            A2        2,512,450
                  Refunding Bonds, Burdette Tomlin Memorial Hospital, Series
                  1999, 5.500%, 7/01/29

       1,280   New Jersey Health Facilities Financing Authority, Revenue Bonds,       7/18 at 100.00           AAA        1,292,109
                  Meridian Health, Series 2007-I, 5.000%, 7/01/38 - AGC Insured
------------------------------------------------------------------------------------------------------------------------------------
      21,430   Total Health Care                                                                                         21,263,147
------------------------------------------------------------------------------------------------------------------------------------

               Industrials - 0.3% (0.2% of Total Investments)

         310   Gloucester County Improvement Authority, New Jersey, Solid Waste         No Opt. Call           BBB          323,054
                  Resource Recovery Revenue Refunding Bonds, Waste Management
                  Inc. Project, Series 1999B, 6.850%, 12/01/29 (Mandatory put
                  12/01/09)
------------------------------------------------------------------------------------------------------------------------------------

               Long-Term Care - 2.8% (1.9% of Total Investments)

         585   Burlington County Bridge Commission, New Jersey, Economic              1/18 at 100.00           N/R          535,281
                  Development Revenue Bonds, The Evergreens Project, Series
                  2007, 5.625%, 1/01/38

         250   New Jersey Economic Development Authority, First Mortgage Revenue     11/14 at 100.00           N/R          244,790
                  Bonds, Winchester Gardens at Wards Homestead, Series 2004A,
                  5.800%, 11/01/31

               New Jersey Economic Development Authority, Revenue Bonds, Masonic
               Charity Foundation of New Jersey, Series 2001:
       1,000      6.000%, 6/01/25                                                     6/11 at 102.00            A-        1,060,340
         335      5.500%, 6/01/31                                                     6/11 at 102.00            A-          342,424

         500   New Jersey Economic Development Authority, Revenue Bonds, United       7/08 at 102.00           BB+          425,220
                  Methodist Homes of New Jersey Obligated Group, Series 1998,
                  5.125%, 7/01/25
------------------------------------------------------------------------------------------------------------------------------------
       2,670   Total Long-Term Care                                                                                       2,608,055
------------------------------------------------------------------------------------------------------------------------------------

               Tax Obligation/General - 2.6% (1.7% of Total Investments)

       1,000   Jersey City, New Jersey, General Obligation Bonds, Series 2006A,       9/16 at 100.00           AAA        1,040,020
                  5.000%, 9/01/22 - AMBAC Insured

       1,350   Puerto Rico, General Obligation and Public Improvement Bonds,
                  Series 2001, 5.250%, 7/01/27 - FSA Insured                          7/11 at 100.00           AAA        1,402,623
------------------------------------------------------------------------------------------------------------------------------------
       2,350   Total Tax Obligation/General                                                                               2,442,643
------------------------------------------------------------------------------------------------------------------------------------

               Tax Obligation/Limited - 33.1% (22.3% of Total Investments)

         600   Bergen County Improvement Authority, New Jersey, Guaranteed Lease        No Opt. Call           Aaa          650,076
                  Revenue Bonds, County Administration Complex Project, Series
                  2005, 5.000%, 11/15/26

       1,745   Burlington County Bridge Commission, New Jersey, Guaranteed Pooled    12/13 at 100.00           AAA        1,846,297
                  Loan Bonds, Series 2003, 5.000%, 12/01/18 - MBIA Insured

       1,000   Camden County Improvement Authority, New Jersey, County Guaranteed     9/15 at 100.00           AAA        1,092,680
                  Lease Revenue Bonds, Series 2005A, 5.000%, 9/01/16 - FSA Insured

       1,100   Casino Reinvestment Development Authority, New Jersey, Hotel Room      1/15 at 102.00           AAA        1,202,135
                  Fee Revenue Bonds, Series 2004, 5.250%, 1/01/16 - AMBAC Insured

         500   Essex County Improvement Authority, New Jersey, Lease Revenue Bonds,     No Opt. Call           Aaa          542,690
                  Series 2003, 5.000%, 12/15/12 - FSA Insured

         620   Essex County Improvement Authority, New Jersey, Project                  No Opt. Call           Aaa          677,765
                  Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 -
                  AMBAC Insured

                                                                           -----
                                                                            41
                                                                           -----

    | Portfolio of INVESTMENTS April 30, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

$        815   Garden State Preservation Trust, New Jersey, Open Space and              No Opt. Call           AAA    $     909,075
                 Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 -
                 FSA Insured

       1,785   New Jersey Building Authority, State Building Revenue Bonds,           6/16 at 100.00           AA-        1,828,001
                 Series 2007A, 5.000%, 6/15/27

               New Jersey Economic Development Authority, Cigarette Tax
               Revenue Bonds, Series 2004:
         615     5.500%, 6/15/24                                                      6/12 at 100.00           BBB          596,421
       1,200     5.750%, 6/15/34                                                      6/14 at 100.00           BBB        1,152,936

       1,200   New Jersey Economic Development Authority, Revenue Bonds,              7/14 at 100.00           AAA        1,304,796
                 Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 -
                 MBIA Insured

               New Jersey Economic Development Authority, Revenue Bonds,
               Newark Downtown District Management Corporation Project,
               Series 2007:
          65     5.125%, 6/15/27                                                      6/17 at 100.00          Baa3           61,363
         115     5.125%, 6/15/37                                                      6/17 at 100.00          Baa3          101,290

               New Jersey Economic Development Authority, School Facilities
               Construction Financing Program Bonds, Series 2007U:
         615     5.000%, 9/01/37 - AMBAC Insured                                      9/17 at 100.00           AAA          628,309
       1,235     5.000%, 9/01/37                                                      9/17 at 100.00           AA-        1,260,787

         525   New Jersey Educational Facilities Authority, Revenue Bonds,              No Opt. Call           AAA          578,608
                 Higher Education Capital Improvement Fund, Series 2005A,
                 5.000%, 9/01/15 - FSA Insured

               New Jersey Health Care Facilities Financing Authority, Lease
               Revenue Bonds, Department of Human Services - Greystone Park
               Psychiatric Hospital, Series 2005:
         925     5.000%, 9/15/18 - AMBAC Insured                                      9/15 at 100.00           AAA          972,009
       1,400     5.000%, 9/15/24 - AMBAC Insured                                      9/15 at 100.00           AAA        1,426,726

       1,000   New Jersey Transit Corporation, Certificates of Participation,           No Opt. Call           AAA        1,101,230
                 Federal Transit Administration Grants, Series 2002A, 5.500%,
                 9/15/14 - AMBAC Insured

       1,000   New Jersey Transit Corporation, Lease Appropriation Bonds,             9/15 at 100.00            A2        1,034,520
                 Series 2005A, 5.000%, 9/15/18 - FGIC Insured

               New Jersey Transportation Trust Fund Authority, Federal
               Highway Aid Grant Anticipation Bonds, Series 2006:
         350     5.000%, 6/15/17 - FGIC Insured                                       6/16 at 100.00            A1          370,500
         610     5.000%, 6/15/18 - FGIC Insured                                       6/16 at 100.00            A1          639,719

       1,300   New Jersey Transportation Trust Fund Authority, Transportation           No Opt. Call           AAA        1,471,587
                 System Bonds, Series 2004B, 5.500%, 12/15/16 - MBIA Insured

       1,280   New Jersey Transportation Trust Fund Authority, Transportation         6/15 at 100.00           AAA        1,361,062
                 System Bonds, Series 2005D, 5.000%, 6/15/19 - FSA Insured

       1,300   New Jersey Transportation Trust Fund Authority, Transportation           No Opt. Call           AA-        1,463,462
                 System Bonds, Series 2006A, 5.500%, 12/15/22

               New Jersey Transportation Trust Fund Authority, Transportation
               System Bonds, Series 2006C:
       4,315     0.000%, 12/15/28 - AMBAC Insured                                       No Opt. Call           AAA        1,514,910
       3,000     0.000%, 12/15/32 - FSA Insured                                         No Opt. Call           AAA          832,530
       6,000     0.000%, 12/15/34 - FSA Insured                                         No Opt. Call           AAA        1,484,160

       1,000   New Jersey Transportation Trust Fund Authority, Transportation        12/17 at 100.00           AAA        1,041,040
                 System Bonds, Series 2007A, 5.000%, 12/15/26 - AMBAC Insured

         405   Puerto Rico Convention Center District Authority, Hotel                7/16 at 100.00            A+          386,317
                 Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 -
                 CIFG Insured

       1,500   Virgin Islands Public Finance Authority, Senior Lien Revenue          10/08 at 101.00            AA        1,523,805
                 Refunding Bonds, Matching Fund Loan Note, Series 1998A,
                 5.500%, 10/01/18 - RAAI Insured
-----------------------------------------------------------------------------------------------------------------------------------
      39,120   Total Tax Obligation/Limited                                                                              31,056,806
-----------------------------------------------------------------------------------------------------------------------------------

-----
 42
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Transportation - 17.4% (11.7% of Total Investments)

               Delaware River and Bay Authority, Delaware and New Jersey,
               Revenue Bonds, Series 2005:
$      1,000     5.000%, 1/01/25 - MBIA Insured                                       1/15 at 100.00           AAA    $   1,019,810
       1,000     5.000%, 1/01/26 - MBIA Insured                                       1/15 at 100.00           AAA        1,016,370
         500     5.000%, 1/01/27 - MBIA Insured                                       1/15 at 100.00           AAA          507,325

         900   New Jersey Economic Development Authority, Special Facilities         11/10 at 101.00             B          825,426
                 Revenue Bonds, Continental Airlines Inc., Series 2000,
                 7.000%, 11/15/30 (Alternative Minimum Tax)

          50   New Jersey Turnpike Authority, Revenue Bonds, Series 1991C,              No Opt. Call           AAA           57,570
                 6.500%, 1/01/16 - MBIA Insured

       3,000   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,            7/13 at 100.00             A        3,088,530
                 5.000%, 1/01/19 - FGIC Insured

         300   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,              No Opt. Call           AAA          329,625
                 5.250%, 1/01/29 - FSA Insured

         500   Port Authority of New York and New Jersey, Consolidated                1/14 at 101.00           AA-          510,510
                 Revenue Bonds, One Hundred Thirty-Fourth Series 2004,
                 5.000%, 7/15/34

         420   Port Authority of New York and New Jersey, One Hundred and             8/17 at 100.00           AAA          457,485
                 Forty Eighth Consolidated Revenue Bonds, RITES Trust 1516,
                 9.749%, 8/15/32 - FSA Insured (IF)

       5,000   Port Authority of New York and New Jersey, Special Project             6/08 at 102.00           AAA        5,016,950
                 Bonds, JFK International Air Terminal LLC, Sixth Series 1997,
                 5.750%, 12/01/22 - MBIA Insured (Alternative Minimum Tax)

       3,435   South Jersey Transportation Authority New Jersey,                     11/09 at 101.00           AAA        3,501,742
                 Transportation System Revenue Bonds, Series 1999, 5.125%,
                 11/01/22 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      16,105   Total Transportation                                                                                      16,331,343
------------------------------------------------------------------------------------------------------------------------------------

               U.S. Guaranteed - 20.4% (13.7% of Total Investments) (4)

       2,400   New Jersey Economic Development Authority, School Facilities           6/11 at 100.00           AAA        2,565,696
                 Construction Bonds, Series 2001A, 5.000%, 6/15/21
                 (Pre-refunded 6/15/11) - AMBAC Insured

         385   New Jersey Educational Facilities Authority, Revenue Bonds,            7/16 at 100.00           AAA          426,141
                 Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded
                 7/01/16) - MBIA Insured

         690   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00           AAA          764,410
                 Montclair State University, Series 2004L, 5.125%, 7/01/21
                 (Pre-refunded 7/01/14) - MBIA Insured

               New Jersey Educational Facilities Authority, Revenue Bonds,
               Montclair State University, Series 2005F:
       1,200     5.000%, 7/01/17 (Pre-refunded 7/01/15) - FGIC Insured                7/15 at 100.00            A2(4)     1,319,988
       1,000     5.000%, 7/01/24 (Pre-refunded 7/01/15) - FGIC Insured                7/15 at 100.00            A2(4)     1,099,990
         520     5.000%, 7/01/32 (Pre-refunded 7/01/15) - FGIC Insured                7/15 at 100.00            A2(4)       571,995

         415   New Jersey Educational Facilities Authority, Revenue Bonds,            7/11 at 101.00            A+(4)       448,067
                 Rowan College, Series 2001C, 5.000%, 7/01/31 (Pre-refunded
                 7/01/11) - FGIC Insured

         625   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00           AAA          688,056
                 Rowan University, Series 2004C, 5.000%, 7/01/24
                 (Pre-refunded 7/01/14) - MBIA Insured

       1,350   New Jersey Health Care Facilities Financing Authority, Revenue         7/12 at 100.00            A3(4)     1,498,473
                 Bonds, South Jersey Hospital System, Series 2002, 5.875%,
                 7/01/21 (Pre-refunded 7/01/12)

         500   New Jersey Health Care Facilities Financing Authority, Revenue         7/10 at 101.00          BBB-(4)       556,225
                 Bonds, Trinitas Hospital Obligated Group, Series 2000,
                 7.500%, 7/01/30 (Pre-refunded 7/01/10)

               New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
         130     6.500%, 1/01/16 (ETM)                                                  No Opt. Call           AAA          149,442
          20     6.500%, 1/01/16 - MBIA Insured (ETM)                                   No Opt. Call           AAA           22,991
         905     6.500%, 1/01/16 (ETM)                                                  No Opt. Call           AAA        1,040,343

         375   Newark Housing Authority, New Jersey, Port Authority Terminal          1/14 at 100.00           AAA          415,271
                 Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded
                 1/01/14) - MBIA Insured

       1,500   Puerto Rico Infrastructure Financing Authority, Special               10/10 at 101.00           AAA        1,562,145
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/40

       2,150   Puerto Rico, General Obligation and Public Improvement Bonds,          7/11 at 100.00           AAA        2,317,765
                 Series 2001, 5.250%, 7/01/27 (Pre-refunded 7/01/11) - FSA
                 Insured

                                                                           -----
                                                                             43
                                                                           -----

    | Portfolio of INVESTMENTS April 30, 2008

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (4) (continued)

               Tobacco Settlement Financing Corporation, New Jersey, Tobacco
               Settlement Asset-Backed Bonds, Series 2003:
$      2,240     6.125%, 6/01/24 (Pre-refunded 6/01/12)                               6/12 at 100.00           AAA    $   2,385,286
       1,125     6.375%, 6/01/32 (Pre-refunded 6/01/13)                               6/13 at 100.00           AAA        1,263,533
------------------------------------------------------------------------------------------------------------------------------------
      17,530   Total U.S. Guaranteed                                                                                     19,095,817
------------------------------------------------------------------------------------------------------------------------------------

               Utilities - 1.5% (1.0% of Total Investments)

         625   Camden County Pollution Control Financing Authority, New               6/08 at 100.00          Baa3          626,769
                 Jersey, Solid Waste Disposal and Resource Recovery System
                 Revenue Bonds, Series 1991B, 7.500%, 12/01/09 (Alternative
                 Minimum Tax)

         750   New Jersey Economic Development Authority, Pollution Control             No Opt. Call          Baa1          761,055
                 Revenue Refunding Bonds, Public Service Electric and Gas
                 Company, Series 2001A, 5.000%, 3/01/12
------------------------------------------------------------------------------------------------------------------------------------
       1,375   Total Utilities                                                                                            1,387,824
------------------------------------------------------------------------------------------------------------------------------------

               Water and Sewer - 23.4% (15.7% of Total Investments)

         225   Guam Government Waterworks Authority, Water and Wastewater             7/15 at 100.00           Ba2          227,522
                 System Revenue Bonds, Series 2005, 6.000%, 7/01/25

       4,635   New Jersey Economic Development Authority, Water Facilities            5/08 at 102.00            A-        4,576,553
                 Revenue Bonds, American Water Company, Series 1997B, 5.375%,
                 5/01/32 - FGIC Insured (Alternative Minimum Tax)

       7,000   New Jersey Economic Development Authority, Water Facilities            8/08 at 102.00           AAA        6,876,660
                 Revenue Bonds, Middlesex Water Company, Series 1998, 5.350%,
                 2/01/38 - MBIA Insured (Alternative Minimum Tax)

       2,775   New Jersey Environmental Infrastructure Trust, Environmental           9/08 at 101.00           AAA        2,809,466
                 Infrastructure Bonds, Series 1998A, 4.500%, 9/01/18

      15,840   North Hudson Sewerage Authority, New Jersey, Sewerage Revenue            No Opt. Call           Aaa        7,435,768
                 Refunding Bonds, Series 2001A, 0.000%, 8/01/23 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      30,475   Total Water and Sewer                                                                                     21,925,969
------------------------------------------------------------------------------------------------------------------------------------
$    155,435   Total Investments (cost $139,670,244) - 148.9%                                                           139,615,466
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.3%                                                                       2,146,566
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (51.2)% (5)                                                     (48,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $  93,762,032
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of total investments is (34.4)%.

N/R   Not rated.

WI/DD Purchased on a when-issued or delayed delivery basis.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

-----
  44
-----

NUJ | Nuveen New Jersey Dividend Advantage Municipal Fund 2
    | Portfolio of INVESTMENTS

                                                                  April 30, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Consumer Discretionary - 0.5% (0.3% of Total Investments)

               Middlesex County Improvement Authority, New Jersey, Senior Revenue
               Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$        180     5.000%, 1/01/32                                                      1/15 at 100.00          Baa3    $     151,184
         150     5.125%, 1/01/37                                                      1/15 at 100.00          Baa3          125,612

          40   New Jersey Economic Development Authority, General Motors                No Opt. Call            B-           39,352
                 Corporation, Series 1984, 5.350%, 4/01/09
------------------------------------------------------------------------------------------------------------------------------------
         370   Total Consumer Discretionary                                                                                 316,148
------------------------------------------------------------------------------------------------------------------------------------

               Consumer Staples - 3.9% (2.6% of Total Investments)

               Tobacco Settlement Financing Corporation, New Jersey, Tobacco
               Settlement Asset-Backed Bonds, Series 2007-1A:
         950     4.750%, 6/01/34                                                      6/17 at 100.00           BBB          751,374
       2,200     5.000%, 6/01/41                                                      6/17 at 100.00           BBB        1,760,836
------------------------------------------------------------------------------------------------------------------------------------
       3,150   Total Consumer Staples                                                                                     2,512,210
------------------------------------------------------------------------------------------------------------------------------------

               Education and Civic Organizations - 15.1% (10.0% of Total
                 Investments)

       3,000   New Jersey Educational Facilities Authority, Revenue Bonds,            7/12 at 100.00            A3        3,075,029
                 College of New Jersey Project, Series 2002C, 4.750%, 7/01/19 -
                 FGIC Insured

         200   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00           N/R          200,970
                 Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23

               New Jersey Educational Facilities Authority, Revenue Bonds, Kean
               University, Series 2007D:
         790     5.000%, 7/01/32 - FGIC Insured                                       7/17 at 100.00            A-          797,473
         695     5.000%, 7/01/39 - FGIC Insured                                       7/17 at 100.00            A-          696,981

         575   New Jersey Educational Facilities Authority, Revenue Bonds, New        1/14 at 100.00           AAA          590,801
                 Jersey Institute of Technology, Series 2004B, 5.000%, 7/01/21 -
                 AMBAC Insured

         500   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00             A          519,505
                 William Paterson University, Series 2004A, 5.125%, 7/01/19 -
                 FGIC Insured

       1,090   New Jersey Educational Facilities Authority, Revenue Refunding         7/12 at 100.00            AA        1,103,832
                 Bonds, Rider University, Series2002A, 5.000%, 7/01/17 - RAAI
                 Insured

       1,000   Puerto Rico Industrial, Tourist, Educational, Medical and              2/09 at 101.00          BBB-          996,680
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Bonds, Ana G. Mendez University System, Series
                 1999, 5.375%, 2/01/19

       1,790   University of Medicine and Dentistry of New Jersey, Revenue Bonds,    12/12 at 100.00           AAA        1,787,458
                 Series 2002A, 5.000%,12/01/31 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       9,640   Total Education and Civic Organizations                                                                    9,768,729
------------------------------------------------------------------------------------------------------------------------------------

               Energy - 1.6% (1.1% of Total Investments)

       1,000   Virgin Islands, Senior Secured Revenue Bonds, Government Refinery      1/13 at 100.00           BBB        1,027,560
                 Facilities - Hovensa LLC Coker, Series 2002, 6.500%, 7/01/21
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               Financials - 5.0% (3.3% of Total Investments)

         600   New Jersey Economic Development Authority, Economic Development       11/08 at 101.00           N/R          563,766
                 Revenue Bonds, Glimcher Properties LP, Series 1998, 6.000%,
                 11/01/28 (Alternative Minimum Tax)

       1,250   New Jersey Economic Development Authority, Industrial Development     10/08 at 100.00           Ba1        1,258,750
                 Revenue Refunding Bonds, Newark Airport Marriott Hotel, Series
                 1996, 7.000%, 10/01/14

                                                                           -----
                                                                            45
                                                                           -----

    | Portfolio of INVESTMENTS April 30, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Financials (continued)

$      1,450   New Jersey Economic Development Authority, Revenue Refunding             No Opt. Call          Baa3    $   1,411,619
                 Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%,
                 10/01/21
------------------------------------------------------------------------------------------------------------------------------------
       3,300   Total Financials                                                                                           3,234,135
------------------------------------------------------------------------------------------------------------------------------------

               Health Care - 30.4% (20.2% of Total Investments)

         220   Camden County Improvement Authority, New Jersey, Revenue Bonds,        8/14 at 100.00           BBB          213,649
                 Cooper Health System, Series 2004A, 5.750%, 2/15/34

         400   New Jersey Health Care Facilities Finance Authority, Revenue           7/18 at 100.00            A+          394,876
                 Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27
                 (WI/DD, Settling 5/14/08)

               New Jersey Health Care Facilities Financing Authority, FHA-Insured
               Mortgage Revenue Bonds, Jersey City Medical Center, Series 2001:
         500     5.000%, 8/01/31 - AMBAC Insured                                      8/11 at 100.00           AAA          521,730
       1,925     5.000%, 8/01/41 - AMBAC Insured                                      8/11 at 100.00           AAA        1,915,568

         610   New Jersey Health Care Facilities Financing Authority, Revenue         7/17 at 100.00            A+          582,062
                 Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%,
                 7/01/37

               New Jersey Health Care Facilities Financing Authority, Revenue
                 Bonds, Capital Health System Obligated Group, Series 2003A:
         750     5.000%, 7/01/26                                                      7/13 at 100.00          Baa1          708,848
         630     5.375%, 7/01/33                                                      7/13 at 100.00          Baa1          597,920

       1,000   New Jersey Health Care Facilities Financing Authority, Revenue         7/17 at 100.00           Aaa        1,014,630
                 Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 -
                 AGC Insured

          90   New Jersey Health Care Facilities Financing Authority, Revenue         7/15 at 100.00          Baa3           82,994
                 Bonds, Children's Specialized Hospital, Series 2005A, 5.500%,
                 7/01/36

         250   New Jersey Health Care Facilities Financing Authority, Revenue         7/16 at 100.00            A-          240,488
                 Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36

         120   New Jersey Health Care Facilities Financing Authority, Revenue         7/16 at 100.00            A-          117,833
                 Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35

               New Jersey Health Care Facilities Financing Authority, Revenue
               Bonds, Kennedy Health System Obligated Group, Series 2001:
         400     5.500%, 7/01/21                                                      7/11 at 100.00            A2          407,056
         140     5.625%, 7/01/31                                                      7/11 at 100.00            A2          141,219

         510   New Jersey Health Care Facilities Financing Authority, Revenue         7/09 at 101.00           AAA          521,970
                 Bonds, Meridian Health System Obligated Group, Series 1999,
                 5.250%, 7/01/29 - FSA Insured

       1,185   New Jersey Health Care Facilities Financing Authority, Revenue         7/12 at 101.00          BBB-        1,224,543
                 Bonds, Palisades Medical Center of New York Presbyterian
                 Healthcare System, Series 2002, 6.625%, 7/01/31

       3,500   New Jersey Health Care Facilities Financing Authority, Revenue         7/10 at 100.00            A2        3,558,099
                 Bonds, Robert Wood Johnson University Hospital, Series 2000,
                 5.750%, 7/01/31

         630   New Jersey Health Care Facilities Financing Authority, Revenue         7/13 at 100.00            AA          624,015
                 Bonds, Shore Memorial Health System, Series 2003, 5.000%,
                 7/01/23 - RAAI Insured

         700   New Jersey Health Care Facilities Financing Authority, Revenue         7/13 at 100.00           Ba2          584,738
                 Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33

               New Jersey Health Care Facilities Financing Authority, Revenue
               Bonds, South Jersey Hospital System, Series 2006:
         455     5.000%, 7/01/36                                                      7/16 at 100.00            A3          442,902
         435     5.000%, 7/01/46                                                      7/16 at 100.00            A3          416,360

         775   New Jersey Health Care Facilities Financing Authority, Revenue         7/10 at 100.00          Baa2          796,754
                 Bonds, St. Peter's University Hospital, Series 2000A, 6.875%,
                 7/01/20

       1,390   New Jersey Health Care Facilities Financing Authority, Revenue         7/12 at 100.00            A+        1,428,169
                 Refunding Bonds, Atlantic City Medical Center, Series 2002,
                 5.750%, 7/01/25

       1,150   New Jersey Health Care Facilities Financing Authority, Revenue         1/12 at 100.00            AA        1,101,516
                 Refunding Bonds, Bayshore Community Hospital, Series 2002,
                 5.125%, 7/01/32 - RAAI Insured

-----
  46
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

$        960   New Jersey Health Facilities Financing Authority, Revenue Bonds,       7/18 at 100.00           AAA    $     969,082
                  Meridian Health, Series 2007-I, 5.000%, 7/01/38 - AGC Insured

       1,100   Puerto Rico Industrial, Tourist, Educational, Medical and              6/08 at 101.00            A3        1,144,506
                  Environmental Control Facilities Financing Authority, Adjustable
                  Rate Industrial Revenue Bonds, American Home Products
                  Corporation, Series 1983A, 5.100%, 12/01/18
------------------------------------------------------------------------------------------------------------------------------------
      19,825   Total Health Care                                                                                         19,751,527
------------------------------------------------------------------------------------------------------------------------------------

               Housing/Single Family - 0.3% (0.2% of Total Investments)

         225   New Jersey Housing and Mortgage Finance Agency, Single Family          4/17 at 100.00            AA          198,896
                  Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               Industrials - 0.3% (0.2% of Total Investments)

         220   Gloucester County Improvement Authority, New Jersey, Solid Waste         No Opt. Call           BBB          229,264
                  Resource Recovery Revenue Refunding Bonds, Waste Management Inc.
                  Project, Series 1999B, 6.850%, 12/01/29 (Mandatory put 12/01/09)
------------------------------------------------------------------------------------------------------------------------------------

               Long-Term Care - 9.0% (6.0% of Total Investments)

         415   Burlington County Bridge Commission, New Jersey, Economic              1/18 at 100.00           N/R          379,729
                  Development Revenue Bonds, The Evergreens Project, Series 2007,
                  5.625%, 1/01/38

               New Jersey Economic Development Authority, Revenue Bonds, Masonic
               Charity Foundation of New Jersey, Series 2001:
       1,000      5.500%, 6/01/21                                                     6/11 at 102.00            A-        1,041,740
       4,000      5.500%, 6/01/31                                                     6/11 at 102.00            A-        4,088,639

         375   New Jersey Economic Development Authority, Revenue Bonds, United       7/08 at 102.00           BB+          318,915
                  Methodist Homes of New Jersey Obligated Group, Series 1998,
                  5.125%, 7/01/25
------------------------------------------------------------------------------------------------------------------------------------
       5,790   Total Long-Term Care                                                                                       5,829,023
------------------------------------------------------------------------------------------------------------------------------------

               Tax Obligation/General - 1.7% (1.1% of Total Investments)

         700   Jersey City, New Jersey, General Obligation Bonds, Series 2006A,       9/16 at 100.00           AAA          728,014
                  5.000%, 9/01/22 - AMBAC Insured

         385   Puerto Rico, General Obligation and Public Improvement Bonds,          7/11 at 100.00           AAA          399,029
                  Series 2001, 5.125%, 7/01/23 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       1,085   Total Tax Obligation/General                                                                               1,127,043
------------------------------------------------------------------------------------------------------------------------------------

               Tax Obligation/Limited - 27.5% (18.2% of Total Investments)

         400   Bergen County Improvement Authority, New Jersey, Guaranteed Lease        No Opt. Call           Aaa          433,384
                  Revenue Bonds, County Administration Complex Project, Series
                  2005, 5.000%, 11/15/26

       1,000   Burlington County Bridge Commission, New Jersey, Guaranteed Pooled    12/13 at 100.00           AAA        1,058,050
                  Loan Bonds, Series 2003, 5.000%, 12/01/18 - MBIA Insured

         750   Casino Reinvestment Development Authority, New Jersey, Hotel Room      1/15 at 102.00           AAA          819,638
                  Fee Revenue Bonds, Series 2004, 5.250%, 1/01/16 - AMBAC Insured

         435   Essex County Improvement Authority, New Jersey, Project                  No Opt. Call           Aaa          475,529
                  Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 -
                  AMBAC Insured

         530   Garden State Preservation Trust, New Jersey, Open Space and              No Opt. Call           AAA          591,178
                  Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 -
                  FSA Insured

       1,305   New Jersey Building Authority, State Building Revenue Bonds, Series    6/16 at 100.00           AA-        1,339,100
                  2007A, 5.000%, 6/15/26

               New Jersey Economic Development Authority, Cigarette Tax Revenue
               Bonds, Series 2004:
         435      5.500%, 6/15/24                                                     6/12 at 100.00           BBB          421,859
         700      5.750%, 6/15/34                                                     6/14 at 100.00           BBB          672,546

               New Jersey Economic Development Authority, Revenue Bonds, Newark
               Downtown District Management Corporation Project, Series 2007:
          50      5.125%, 6/15/27                                                     6/17 at 100.00          Baa3           47,203
          75      5.125%, 6/15/37                                                     6/17 at 100.00          Baa3           66,059

                                                                           -----
                                                                            47
                                                                           -----

    | Portfolio of INVESTMENTS April 30, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

               New Jersey Economic Development Authority, School Facilities
               Construction Financing Program Bonds, Series 2007U:
$        435      5.000%, 9/01/37 - AMBAC Insured                                     9/17 at 100.00           AAA    $     444,413
         870      5.000%, 9/01/37                                                     9/17 at 100.00           AA-          888,166

         350   New Jersey Educational Facilities Authority, Revenue Bonds, Higher       No Opt. Call           AAA          385,739
                  Education Capital Improvement Fund, Series 2005A, 5.000%,
                  9/01/15 - FSA Insured

               New Jersey Health Care Facilities Financing Authority, Lease
               Revenue Bonds, Department of Human Services - Greystone Park
               Psychiatric Hospital, Series 2005:
         655      5.000%, 9/15/18 - AMBAC Insured                                     9/15 at 100.00           AAA          688,287
         985      5.000%, 9/15/24 - AMBAC Insured                                     9/15 at 100.00           AAA        1,003,804

       1,000   New Jersey Transit Corporation, Certificates of Participation,           No Opt. Call           AAA        1,101,230
                  Federal Transit Administration Grants, Series 2002A, 5.500%,
                  9/15/14 - AMBAC Insured

         765   New Jersey Transit Corporation, Lease Appropriation Bonds, Series      9/15 at 100.00            A2          791,408
                  2005A, 5.000%, 9/15/18 - FGIC Insured

               New Jersey Transportation Trust Fund Authority, Federal Highway Aid
               Grant Anticipation Bonds, Series 2006:
         295      5.000%, 6/15/17 - FGIC Insured                                      6/16 at 100.00            A1          312,278
         525      5.000%, 6/15/18 - FGIC Insured                                      6/16 at 100.00            A1          550,578

         900   New Jersey Transportation Trust Fund Authority, Transportation           No Opt. Call           AAA        1,018,791
                  System Bonds, Series 2004B, 5.500%, 12/15/16 - MBIA Insured

         665   New Jersey Transportation Trust Fund Authority, Transportation         6/15 at 100.00           AAA          707,114
                  System Bonds, Series 2005D, 5.000%, 6/15/19 - FSA Insured

         800   New Jersey Transportation Trust Fund Authority, Transportation           No Opt. Call           AA-          900,592
                  System Bonds, Series 2006A, 5.500%, 12/15/22

               New Jersey Transportation Trust Fund Authority, Transportation
               System Bonds, Series 2006C:
       3,040      0.000%, 12/15/28 - AMBAC Insured                                      No Opt. Call           AAA        1,067,283
       2,000      0.000%, 12/15/32 - FSA Insured                                        No Opt. Call           AAA          555,020
       5,000      0.000%, 12/15/34 - FSA Insured                                        No Opt. Call           AAA        1,236,800

         290   Puerto Rico Convention Center District Authority, Hotel Occupancy      7/16 at 100.00            A+          276,622
                  Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 - CIFG Insured
------------------------------------------------------------------------------------------------------------------------------------
      24,255   Total Tax Obligation/Limited                                                                              17,852,671
------------------------------------------------------------------------------------------------------------------------------------

               Transportation - 22.9% (15.2% of Total Investments)

         500   Delaware River and Bay Authority, Delaware and New Jersey,             1/15 at 100.00           AAA          507,325
                  Revenue Bonds, Series 2005, 5.000%, 1/01/27 - MBIA Insured

         600   New Jersey Economic Development Authority, Special Facilities         11/10 at 101.00             B          550,284
                  Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%,
                  11/15/30 (Alternative Minimum Tax)

       2,000   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%,    7/13 at 100.00             A        2,059,020
                  1/01/19 - FGIC Insured

       1,500   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%,      No Opt. Call           AAA        1,648,125
                  1/01/29 - FSA Insured

         500   Port Authority of New York and New Jersey, Consolidated Revenue        1/14 at 101.00           AA-          510,510
                  Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34

       3,000   Port Authority of New York and New Jersey, Consolidated Revenue        4/12 at 101.00           AAA        3,086,609
                  Bonds, One Hundred Twenty-Fifth Series 2002, 5.000%, 10/15/26 -
                  FSA Insured

       2,000   Port Authority of New York and New Jersey, Consolidated Revenue        6/14 at 100.00           AAA        1,978,980
                  Bonds, One Hundred Twenty-Seventh Series 2002, 5.125%, 6/15/37 -
                  AMBAC Insured (Alternative Minimum Tax)

-----
  48
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Transportation (continued)

               Port Authority of New York and New Jersey, Special Project Bonds,
               JFK International Air Terminal LLC, Sixth Series 1997:
$      4,000      7.000%, 12/01/12 - MBIA Insured (Alternative Minimum Tax)             No Opt. Call           AAA    $   4,453,077
          50      5.750%, 12/01/22 - MBIA Insured (Alternative Minimum Tax)           6/08 at 102.00           AAA           50,170
------------------------------------------------------------------------------------------------------------------------------------
      14,150   Total Transportation                                                                                      14,844,100
------------------------------------------------------------------------------------------------------------------------------------

               U.S. Guaranteed - 26.4% (17.5% of Total Investments) (4)

       1,000   Bergen County Improvement Authority, New Jersey, Revenue Bonds,        9/12 at 101.00           N/R(4)     1,118,820
                  Yeshiva Ktana of Passaic Project, Series 2002, 6.000%, 9/15/27
                  (Pre-refunded 9/01/12)

         500   Garden State Preservation Trust, New Jersey, Open Space and Farmland  11/13 at 100.00           AAA          555,550
                  Preservation Bonds, Series 2003A, 5.250%, 11/01/19 (Pre-refunded
                  11/01/13) - FSA Insured

       2,000   Jackson Township School District, Ocean County, New Jersey, General    4/12 at 100.00            AA(4)     2,156,660
                  Obligation Bonds, Series 2002, 5.000%, 4/15/21 (Pre-refunded
                  4/15/12) - FGIC Insured

         175   New Jersey Educational Facilities Authority, Revenue Bonds, Kean       7/16 at 100.00           AAA          193,701
                  University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) -
                  MBIA Insured

               New Jersey Educational Facilities Authority, Revenue Bonds,
               Montclair State University, Series 2005F:
         800      5.000%, 7/01/17 (Pre-refunded 7/01/15) - FGIC Insured               7/15 at 100.00            A2(4)       879,992
         315      5.000%, 7/01/32 (Pre-refunded 7/01/15) - FGIC Insured               7/15 at 100.00            A2(4)       346,497

       1,250   New Jersey Health Care Facilities Financing Authority, Revenue         7/12 at 100.00            A3(4)     1,387,475
                  Bonds, South Jersey Hospital System, Series 2002, 5.875%, 7/01/21
                  (Pre-refunded 7/01/12)

       1,920   New Jersey Housing and Mortgage Finance Agency, Multifamily Housing    7/08 at 101.50           AAA        1,928,314
                  Revenue Bonds, Series 1997A, 5.650%, 5/01/40 - AMBAC Insured
                  (Alternative Minimum Tax)

         535   New Jersey Transportation Trust Fund Authority, Transportation         6/15 at 100.00           AAA          590,378
                  System Bonds, Series 2005D, 5.000%, 6/15/19 (Pre-refunded
                  6/15/15) - FSA Insured

               New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
         170      6.500%, 1/01/16 (ETM)                                                 No Opt. Call           AAA          195,424
       2,430      6.500%, 1/01/16 (ETM)                                                 No Opt. Call           AAA        2,793,407

         250   Newark Housing Authority, New Jersey, Port Authority Terminal          1/14 at 100.00           AAA          276,848
                  Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded
                  1/01/14) - MBIA Insured

       1,000   Puerto Rico Infrastructure Financing Authority, Special Obligation    10/10 at 101.00           AAA        1,041,430
                  Bonds, Series 2000A, 5.500%, 10/01/40

         505   Puerto Rico Public Finance Corporation, Commonwealth Appropriation     2/12 at 100.00           AAA          545,238
                  Bonds, Series 2002E, 5.500%, 8/01/29 (Pre-refunded 2/01/12)

               Tobacco Settlement Financing Corporation, New Jersey, Tobacco
               Settlement Asset-Backed Bonds, Series 2003:
       1,600      6.125%, 6/01/24 (Pre-refunded 6/01/12)                              6/12 at 100.00           AAA        1,703,776
       1,250      6.375%, 6/01/32 (Pre-refunded 6/01/13)                              6/13 at 100.00           AAA        1,403,925
------------------------------------------------------------------------------------------------------------------------------------
      15,700   Total U.S. Guaranteed                                                                                     17,117,435
------------------------------------------------------------------------------------------------------------------------------------

               Utilities - 5.1% (3.4% of Total Investments)

         285   Camden County Pollution Control Financing Authority, New Jersey,       6/08 at 100.00          Baa3          285,807
                  Solid Waste Disposal and Resource Recovery System Revenue Bonds,
                  Series 1991B, 7.500%, 12/01/09 (Alternative Minimum Tax)

       2,300   Guam Power Authority, Revenue Bonds, Series 1999A, 5.250%, 10/01/34 - 10/09 at 101.00           AAA        2,299,885
                  MBIA Insured

         750   New Jersey Economic Development Authority, Pollution Control Revenue     No Opt. Call          Baa1          761,055
                  Refunding Bonds, Public Service Electric and Gas Company, Series
                  2001A, 5.000%, 3/01/12
------------------------------------------------------------------------------------------------------------------------------------
       3,335   Total Utilities                                                                                            3,346,747
------------------------------------------------------------------------------------------------------------------------------------

                                                                           -----
                                                                            49
                                                                           -----

    | Portfolio of INVESTMENTS April 30, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 1.0% (0.7% of Total Investments)

$        150   Guam Government Waterworks Authority, Water and Wastewater System      7/15 at 100.00           Ba2    $     151,682
                  Revenue Bonds, Series 2005, 6.000%, 7/01/25

         500   North Hudson Sewerage Authority, New Jersey, Sewerage Revenue          8/12 at 100.00          Baa3          525,685
                  Refunding Bonds, Series 2002A, 5.250%, 8/01/19 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
         650   Total Water and Sewer                                                                                        677,367
------------------------------------------------------------------------------------------------------------------------------------
$    102,695   Total Investments (cost $97,536,749) - 150.7%                                                             97,832,855
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.5%                                                                       1,571,320
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (53.2)% (5)                                                     (34,500,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $  64,904,175
               =====================================================================================================================

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

       The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5)  Preferred   Shares,  at  Liquidation  Value  as  a  percentage  of  total investments is (35.3)%.

  N/R  Not rated.

WI/DD  Purchased on a when-issued or delayed delivery basis.

(ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

-----
  50
-----

NQP | Nuveen Pennsylvania Investment Quality Municipal Fund
    | Portfolio of INVESTMENTS

                                                                  April 30, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Consumer Staples - 0.4% (0.3% of Total Investments)

$      1,000   Pennsylvania Economic Development Financing Authority, Solid Waste       No Opt. Call           AA-    $   1,035,400
                  Disposal Revenue Bonds, Procter & Gamble Paper Project, Series
                  2001, 5.375%, 3/01/31 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               Education and Civic Organizations - 28.2% (17.1% of Total
                  Investments)

       2,000   Allegheny County Higher Education Building Authority, Pennsylvania,    9/08 at 102.00           BBB        2,009,880
                  College Revenue Bonds, Chatham College, Series 1998A, 5.250%,
                  9/01/18

         200   Allegheny County Higher Education Building Authority, Pennsylvania,      No Opt. Call          Baa3          202,682
                  College Revenue Refunding Bonds, Robert Morris College, Series
                  1998A, 6.000%, 5/01/28

       3,000   Allegheny County Higher Education Building Authority, Pennsylvania,    3/12 at 100.00           AA-        3,050,400
                  Revenue Bonds, Carnegie Mellon University, Series 2002, 5.125%,
                  3/01/32

       1,235   Allegheny County Higher Education Building Authority, Pennsylvania,    2/16 at 100.00          Baa3        1,096,557
                  Revenue Bonds, Robert Morris University, Series 2006A, 4.750%,
                  2/15/26

       2,000   Chester County Industrial Development Authority, Pennsylvania,         1/12 at 100.00           AAA        2,023,240
                  Educational Facilities Revenue Bonds, Westtown School, Series
                  2002, 5.000%, 1/01/26 - AMBAC Insured

       3,000   Delaware County Authority, Pennsylvania, Revenue Bonds, Haverford     11/10 at 101.00            AA        3,173,670
                  College, Series 2000, 5.750%, 11/15/29

               Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova
               University, Series 2006:
       1,710      5.000%, 8/01/23 - AMBAC Insured                                     8/16 at 100.00           AAA        1,759,966
         840      5.000%, 8/01/24 - AMBAC Insured                                     8/16 at 100.00           AAA          860,479

               Erie Higher Education Building Authority, Pennsylvania, College
               Revenue Bonds, Gannon University, Series 2007-GG3:
         790      5.000%, 5/01/32 - RAAI Insured                                      5/17 at 100.00            AA          745,736
         250      5.000%, 5/01/35 - RAAI Insured                                      5/17 at 100.00            AA          233,188

       1,000   Harveys Lake General Municipal Authority, Pennsylvania, College       11/09 at 100.00           N/R        1,009,050
                  Revenue Bonds, College of Misericordia Project, Series 1999,
                  6.000%, 5/01/19 - ACA Insured

               Indiana County Industrial Development Authority, Pennsylvania,
               Revenue Bonds, Student Cooperative Association Inc./Indiana
               University of Pennsylvania - Student Union Project, Series 1999B:
         815      0.000%, 11/01/15 - AMBAC Insured                                      No Opt. Call           AAA          598,935
         815      0.000%, 11/01/16 - AMBAC Insured                                      No Opt. Call           AAA          566,767
         815      0.000%, 11/01/17 - AMBAC Insured                                      No Opt. Call           AAA          534,053
         815      0.000%, 11/01/18 - AMBAC Insured                                      No Opt. Call           AAA          503,417
         815      0.000%, 11/01/19 - AMBAC Insured                                      No Opt. Call           AAA          473,874

       1,515   Montgomery County Higher Education and Health Authority,               4/16 at 100.00            AA        1,339,184
                  Pennsylvania, Revenue Bonds, Arcadia University, Series 2006,
                  4.500%, 4/01/30 - RAAI Insured

         355   New Wilmington, Pennsylvania, Revenue, Westminster College, Series     5/17 at 100.00            AA          333,363
                  2007G, 5.125%, 5/01/33 - RAAI Insured

       8,000   Pennsylvania Higher Education Assistance Agency, Capital Acquisition  11/11 at 100.00           AAA        8,048,480
                  Revenue Refunding Bonds, Series 2001, 5.000%, 12/15/30 - MBIA
                  Insured

       5,000   Pennsylvania Higher Educational Facilities Authority, General          6/12 at 100.00           Aaa        5,194,900
                  Revenue Bonds, State System of Higher Education, Series 2002W,
                  5.000%, 6/15/19 - AMBAC Insured

       1,435   Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,   5/16 at 100.00            A-        1,345,284
                  Allegheny College, Series 2006, 4.750%, 5/01/31

                                                                           -----
                                                                            51
                                                                           -----

    | Portfolio of INVESTMENTS April 30, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations (continued)

$      2,650   Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,  11/17 at 100.00           AAA    $   2,675,944
                  Drexel University, Series 2007A, 5.000%, 5/01/37 - MBIA Insured

       5,000   Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,   7/11 at 100.00            AA        4,976,650
                  Moravian College, Series 2001, 5.375%, 7/01/31 - RAAI Insured

       3,870   Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,   4/16 at 100.00           AAA        4,029,754
                  Temple University, First Series of 2006, 5.000%, 4/01/21 - MBIA
                  Insured

         320   Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,   1/13 at 100.00            A1          329,229
                  Thomas Jefferson University, Series 2002, 5.000%, 1/01/20

       2,000   Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,   7/15 at 100.00           AA+        2,037,420
                  University of Pennsylvania, Series 2005C, 5.000%, 7/15/38

       2,945   Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,   7/13 at 100.00            AA        3,016,092
                  Ursinus College, Series 2003, 5.375%, 1/01/20 - RAAI Insured

         785   Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,  11/15 at 100.00             A          799,114
                  York College Project, Series 2005EE1, 5.250%, 11/01/27 - XLCA
                  Insured

       6,500   Pennsylvania State University, General Revenue Bonds, Series 2005,     9/15 at 100.00            AA        6,680,310
                  5.000%, 9/01/29 (UB)

               Philadelphia Authority for Industrial Development, Pennsylvania,
               Revenue Bonds, Franklin Towne Charter High School, Series 2006A:
         510      5.250%, 1/01/27                                                     1/17 at 100.00           BBB          469,226
         860      5.375%, 1/01/32                                                     1/17 at 100.00           BBB          769,038

       2,830   Swarthmore Borough Authority, Pennsylvania, Swarthmore College         9/08 at 100.00           AAA        2,846,584
                  Revenue Bonds, Series 1998, 5.000%, 9/15/28

       1,665   Union County, Higher Education Facilities Financing Authority,         4/13 at 100.00           Aa2        1,760,854
                  Pennsylvania, Revenue Bonds, Bucknell University, Series 2002A,
                  5.250%, 4/01/18
------------------------------------------------------------------------------------------------------------------------------------
      66,340   Total Education and Civic Organizations                                                                   65,493,320
------------------------------------------------------------------------------------------------------------------------------------

               Health Care - 12.7% (7.7% of Total Investments)

       1,555   Allegheny County Hospital Development Authority, Pennsylvania,         4/15 at 100.00          Baa2        1,350,160
                  Revenue Bonds, Ohio Valley General Hospital, Series 2005A,
                  5.125%, 4/01/35

       1,000   Bucks County Industrial Development Authority, Pennsylvania, Revenue     No Opt. Call           AAA        1,000,000
                  Bonds, Grand View Hospital, Auction Rate Securities, Series
                  2004B, 4.500%, 7/01/34 - AMBAC Insured

       1,115   Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot    11/12 at 100.00           AAA        1,178,399
                  Health Foundation, Series 2002, 5.250%, 11/01/15 - AMBAC Insured

         280   Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot    11/17 at 100.00            A+          265,541
                  Health Foundation, Series 2007, 5.000%, 11/01/37 - CIFG Insured

       1,890   Lancaster County Hospital Authority, Pennsylvania, Hospital Revenue    3/17 at 100.00           AA-        1,900,660
                  Bonds, The Lancaster General Hospital Project, Series 2007A,
                  5.000%, 3/15/26

               Lancaster County Hospital Authority, Pennsylvania, Lancaster General
               Hospital Auction Rate Reset Securities, Series 2006A:
       1,000      5.210%, 7/01/41 - CIFG Insured                                        No Opt. Call           AA-        1,000,000
         675      4.500%, 7/01/41 - CIFG Insured                                        No Opt. Call           AA-          675,000

         250   Lebanon County Health Facilities Authority, Pennsylvania, Revenue     11/12 at 101.00           BBB          252,988
                  Bonds, Good Samaritan Hospital Project, Series 2002, 5.800%,
                  11/15/22

       1,250   Lehigh County General Purpose Authority, Pennsylvania, Revenue        11/14 at 100.00             A        1,291,338
                  Bonds, Good Shepherd Group, Series 2004A, 5.500%, 11/01/24

       5,345   Lehigh County General Purpose Authority, Pennsylvania, Revenue        11/17 at 100.00           AAA        5,491,506
                  Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/30 - AGC
                  Insured

         710   Monroe County Hospital Authority, Pennsylvania, Hospital Revenue       1/17 at 100.00          BBB+          633,391
                  Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37

       9,000   Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,   1/11 at 101.00           AA-        9,547,469
                  UPMC Health System, Series 2001A, 6.000%, 1/15/31

-----
  52
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

$      1,615   Sayre Health Care Facility Authority, Pennsylvania, Revenue Bonds,     7/12 at 100.00           AAA    $   1,722,381
                  Latrobe Area Hospital, Series 2002A, 5.250%, 7/01/13 -
                  AMBAC Insured

       1,060   Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds,     12/17 at 100.00             A          768,553
                  Guthrie Healthcare System, Series 2007, 4.263%, 12/01/31 - AMBAC
                  Insured

               Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover
               Hospital Inc., Series 2005:
         525      5.000%, 12/01/27 - RAAI Insured                                    12/15 at 100.00            AA          514,064
         370      5.000%, 12/01/29 - RAAI Insured                                    12/15 at 100.00            AA          357,194

       1,500   West Shore Area Hospital Authority, Cumberland County,                 1/12 at 100.00           BBB        1,524,840
                  Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of
                  the Sisters of Christian Charity Project, Series 2001, 6.250%,
                  1/01/32
------------------------------------------------------------------------------------------------------------------------------------
      29,140   Total Health Care                                                                                         29,473,484
------------------------------------------------------------------------------------------------------------------------------------

               Housing/Multifamily - 3.9% (2.4% of Total Investments)

       5,000   Pennsylvania Higher Educational Facilities Authority, Revenue          7/17 at 100.00            A-        4,827,450
                  Bonds, Slippery Rock University Foundation Inc., Series 2007A,
                  5.000%, 7/01/39 - XLCA Insured

       3,300   Pennsylvania Higher Educational Facilities Authority, Revenue          7/15 at 100.00            A-        3,153,579
                  Bonds, Slippery Rock University Foundation Inc., Student Housing
                  Project, Series 2005A, 5.000%, 7/01/37 - XLCA Insured

         800   Philadelphia Authority for Industrial Development, Pennsylvania,       5/15 at 102.00          Baa2          749,800
                  Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown -
                  Morrisville Project, Series 2005A, 5.625%, 7/01/35

         285   Pittsburgh Urban Redevelopment Authority, Pennsylvania, Mortgage       8/08 at 100.00            A2          285,376
                  Revenue Bonds, Series 1992C, 7.125%, 8/01/13 (Alternative
                  Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       9,385   Total Housing/Multifamily                                                                                  9,016,205
------------------------------------------------------------------------------------------------------------------------------------

               Housing/Single Family - 8.8% (5.4% of Total Investments)

       9,000   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue   10/15 at 100.00           AA+        8,253,449
                  Bonds, Series 1995A, 4.900%, 10/01/37 (Alternative Minimum Tax)

       2,750   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue    4/15 at 100.00           AA+        2,637,580
                  Bonds, Series 2006-93A, 4.950%, 10/01/26 (Alternative Minimum Tax)

       3,495   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue   10/15 at 100.00           AA+        3,294,212
                  Bonds, Series 2006-94A, 5.150%, 10/01/37 (Alternative Minimum Tax)

       1,355   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue   10/16 at 100.00           AA+        1,227,047
                  Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative Minimum Tax)

       2,130   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue   10/16 at 100.00           AA+        1,954,062
                  Bonds, Series 2007-98A, 4.850%, 10/01/31 (Alternative Minimum Tax)

         960   Pittsburgh Urban Redevelopment Authority, Pennsylvania, Mortgage      10/08 at 101.00           AAA          972,614
                  Revenue Bonds, Series 1997A, 6.250%, 10/01/28 (Alternative
                  Minimum Tax)

       2,140   Pittsburgh Urban Redevelopment Authority, Pennsylvania, Mortgage      10/11 at 100.00           AAA        2,125,619
                  Revenue Bonds, Series 2001B, 5.450%, 10/01/32 (Alternative
                  Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      21,830   Total Housing/Single Family                                                                               20,464,583
------------------------------------------------------------------------------------------------------------------------------------

               Industrials - 4.5% (2.8% of Total Investments)

       5,000   Pennsylvania Economic Development Financing Authority, Exempt          5/11 at 101.00            A2        5,083,550
                  Facilities Revenue Bonds, Amtrak Project, Series 2001A, 6.375%,
                  11/01/41 (Alternative Minimum Tax)

       5,000   Pennsylvania Industrial Development Authority, Economic Development      No Opt. Call           AAA        5,415,850
                  Revenue Bonds, Series 2002, 5.500%, 7/01/12 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      10,000   Total Industrials                                                                                         10,499,400
------------------------------------------------------------------------------------------------------------------------------------

               Long-Term Care - 2.7% (1.6% of Total Investments)

       1,330   Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds,    1/17 at 100.00           N/R        1,114,633
                  Diakon Lutheran Social Ministries, Series 2007, 5.000%, 1/01/36

       1,500   Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds,   12/12 at 100.00            AA        1,476,750
                  Presbyterian Homes Inc., Series 2003A, 5.000%, 12/01/26 - RAAI
                  Insured

                                                                           -----
                                                                            53
                                                                           -----

    | Portfolio of INVESTMENTS April 30, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care (continued)

               Lancaster County Hospital Authority, Pennsylvania, Health Center
               Revenue Bonds, Masonic Homes Project, Series 2006:
$      1,550      5.000%, 11/01/26                                                   11/16 at 100.00            A+    $   1,537,988
         415      5.000%, 11/01/36                                                   11/16 at 100.00            A+          394,752

         230   Philadelphia Authority for Industrial Development, Pennsylvania,       5/08 at 102.00           N/R          212,129
                  Health Care Facilities Revenue Bonds, Paul's Run, Series 1998A,
                  5.875%, 5/15/28

       1,500   Philadelphia Authority for Industrial Development, Pennsylvania,       7/11 at 101.00           AAA        1,513,395
                  Revenue Bonds, Philadelphia Corporation for the Aging Project,
                  Series 2001B, 5.250%, 7/01/26 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       6,525   Total Long-Term Care                                                                                       6,249,647
------------------------------------------------------------------------------------------------------------------------------------

               Materials - 1.1% (0.7% of Total Investments)

       1,260   Bradford County Industrial Development Authority, Pennsylvania,       12/15 at 100.00           BBB        1,200,163
                  Solid Waste Disposal Revenue Bonds, International Paper
                  Company, Series 2005B, 5.200%, 12/01/19
                  (Alternative Minimum Tax)

       1,750   Pennsylvania Economic Development Financing Authority, Exempt         11/08 at 102.00           N/R        1,511,090
                  Facilities Revenue Bonds, National Gypsum Company, Series
                  1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       3,010   Total Materials                                                                                            2,711,253
------------------------------------------------------------------------------------------------------------------------------------

               Tax Obligation/General - 32.8% (19.9% of Total Investments)

       1,800   Allegheny County, Pennsylvania, General Obligation Bonds, Series       5/11 at 100.00             A        1,858,698
                  2000C-53, 5.250%, 11/01/20 - FGIC Insured

       2,200   Central Bucks County School District, Pennsylvania, General            5/13 at 100.00           Aaa        2,273,128
                  Obligation Bonds, Series 2003, 5.000%, 5/15/23 - MBIA Insured

       6,000   Delaware Valley Regional Finance Authority, Pennsylvania, Local          No Opt. Call           Aa2        6,838,560
                  Government Revenue Bonds, Series 2002, 5.750%, 7/01/17

       7,350   Erie City School District, Erie County, Pennsylvania, General            No Opt. Call           AAA        2,255,201
                  Obligation Bonds, Series 2000, 0.000%, 9/01/30 - AMBAC Insured

       2,345   Lower Merion School District, Montgomery County, Pennsylvania,         9/17 at 100.00           Aaa        2,481,104
                  General Obligation Bonds, Series 2007, 5.000%, 9/01/24

       7,500   Montgomery County, Pennsylvania, General Obligation Bonds, Series      7/09 at 100.00           Aaa        7,612,875
                  1999, 5.000%, 7/15/24

       1,000   New Castle Area School District, Lawrence County, Pennsylvania,        3/10 at 100.00           AAA        1,033,190
                  General Obligation Bonds, Series 2000, 5.600%, 3/01/25 - MBIA
                  Insured

       5,000   Pennsylvania Public School Building Authority, Lease Revenue          12/16 at 100.00           AAA        5,129,650
                  Bonds, School District of Philadelphia, Series 2006B, 5.000%,
                  6/01/33 - FSA Insured (UB)

       4,830   Pennsylvania State, General Obligation Bonds, Series 2007,             3/17 at 100.00            AA        5,122,697
                  Residuals 1986, 8.746%, 3/01/27 (IF)

       4,000   Pennsylvania, General Obligation Bonds, First Series 2006, 5.000%,    10/16 at 100.00            AA        4,346,000
                  10/01/18

       1,500   Pennsylvania, General Obligation Bonds, Second Series 2005,            1/16 at 100.00            AA        1,622,850
                  5.000%, 1/01/18

       1,500   Philadelphia School District, Pennsylvania, General Obligation           No Opt. Call           Aa3        1,537,530
                  Bonds, Series 2007A, 5.000%, 6/01/34 - FGIC Insured

       4,135   Pine-Richland School District, Pennsylvania, School Improvement        7/15 at 100.00           AAA        4,222,497
                  General Obligation Bonds, Series 2005, 5.000%, 7/15/35 - FSA
                  Insured

       3,000   Pittsburgh School District, Allegheny County, Pennsylvania,              No Opt. Call           AAA        3,398,790
                  General Obligation Refunding Bonds, Series 2002A, 5.500%,
                  9/01/15 - FSA Insured

       1,070   Schuylkill Valley School District, Berks County, Pennsylvania,         4/16 at 100.00            A1        1,096,675
                  General Obligation Bonds, Series 2006A, 5.000%,
                  4/01/22 - FGIC Insured

         445   State Public School Building Authority, Pennsylvania, School          11/13 at 100.00           N/R          468,460
                  Revenue Bonds, Conneaut School District, Series 2003, 5.250%,
                  11/01/21 - FGIC Insured

      21,000   State Public School Building Authority, Pennsylvania, Lease              No Opt. Call           AAA       23,401,140
                  Revenue Bonds, Philadelphia School District, Series 2003,
                  5.500%, 6/01/28 - FSA Insured (UB)

-----
  54
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

$      1,465   Stroudsburg Area School District, Monroe County, Pennsylvania,         4/12 at 100.00           AAA    $   1,530,852
                  General Obligation Bonds, Series 2001A, 5.000%,
                  4/01/18 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      76,140   Total Tax Obligation/General                                                                              76,229,897
------------------------------------------------------------------------------------------------------------------------------------

               Tax Obligation/Limited - 9.5% (5.8% of Total Investments)

       3,500   Allegheny County Port Authority, Pennsylvania, Special                 3/11 at 101.00             A        3,500,980
                  Transportation Revenue Bonds, Series 2001, 5.000%,
                  3/01/29 - FGIC Insured

       8,725   Pennsylvania Intergovernmental Cooperative Authority, Special Tax      6/09 at 100.00            A+        8,752,047
                  Revenue Refunding Bonds, Philadelphia Funding Program,
                  Series 1999, 4.750%, 6/15/23 - FGIC Insured

       2,140   Pennsylvania Turnpike Commission, Oil Franchise Tax Senior Lien       12/18 at 100.00           AAA        2,200,177
                  Revenue Bonds, Series 2003A, 5.000%, 12/01/32
                  (WI/DD, Settling 5/20/08) - MBIA Insured

       2,700   Philadelphia Municipal Authority, Pennsylvania, Lease Revenue         11/13 at 100.00           AAA        2,905,821
                  Bonds, Series 2003B, 5.250%, 11/15/17 - FSA Insured

       4,000   Pittsburgh and Allegheny Counties Public Auditorium Authority,         8/09 at 101.00           AAA        4,005,600
                  Pennsylvania, Sales Tax Revenue Bonds, Regional Asset District,
                  Series 1999, 5.000%, 2/01/29 - AMBAC Insured

       3,140   Puerto Rico Infrastructure Financing Authority, Special Tax              No Opt. Call          BBB+          782,205
                  Revenue Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      24,205   Total Tax Obligation/Limited                                                                              22,146,830
------------------------------------------------------------------------------------------------------------------------------------

               Transportation - 14.0% (8.5% of Total Investments)

         630   Delaware River Joint Toll Bridge Commission, New Jersey and            7/13 at 100.00            A2          665,960
                  Pennsylvania, Revenue Bonds, Series 2003, 5.250%, 7/01/17

       3,000   Delaware River Port Authority, New Jersey and Pennsylvania,              No Opt. Call           AAA        3,000,000
                  Revenue Refunding Bonds, Series 2007-4, 4.750%,
                  1/01/26 - AMBAC Insured

       2,035   Lehigh-Northampton Airport Authority, Pennsylvania, Airport            5/10 at 100.00           Aaa        2,055,899
                  Revenue Bonds, Lehigh Valley Airport System, Series 2000A,
                  6.000%, 5/15/30 - MBIA Insured (Alternative Minimum Tax)

       5,400   Pennsylvania Economic Development Financing Authority, Revenue         6/12 at 102.00           BBB        5,354,208
                  Bonds, Amtrak 30th Street Station Parking Garage, Series 2002,
                  5.800%, 6/01/23 - ACA Insured (Alternative Minimum Tax)

       2,200   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series      12/11 at 101.00           AAA        2,236,322
                  2001R, 5.000%, 12/01/30 - AMBAC Insured

               Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A:
       3,820      5.000%, 12/01/22 - AMBAC Insured                                    6/16 at 100.00           AAA        4,011,535
       2,930      5.000%, 12/01/24 - AMBAC Insured                                    6/16 at 100.00           AAA        3,048,431

       5,000   Philadelphia Airport System, Pennsylvania, Revenue Bonds, Series       6/11 at 101.00            A+        4,837,200
                  2001B, 5.250%, 6/15/31 - FGIC Insured (Alternative Minimum Tax)

       3,600   Philadelphia Airport System, Pennsylvania, Revenue Bonds, Series       6/15 at 100.00           AAA        3,221,568
                  2005A, 4.750%, 6/15/35 - MBIA Insured (Alternative Minimum Tax)

       3,250   Philadelphia Parking Authority, Pennsylvania, Airport Parking          9/09 at 101.00           AAA        3,322,508
                  Revenue Bonds, Series 1999, 5.250%, 9/01/29 - FSA Insured

         800   Scranton Parking Authority, Pennsylvania, Guaranteed Revenue           6/17 at 100.00            AA          739,080
                  Bonds, Series 2007, 5.250%, 6/01/39 - RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------
      32,665   Total Transportation                                                                                      32,492,711
------------------------------------------------------------------------------------------------------------------------------------

               U.S. Guaranteed - 31.3% (19.0% of Total Investments) (4)

       3,550   Allegheny County, Pennsylvania, General Obligation Bonds, Series       5/11 at 100.00          A (4)       3,812,381
                  2000C-52, 5.250%, 11/01/23 (Pre-refunded 5/01/11) -
                  FGIC Insured

       1,320   Allegheny County, Pennsylvania, General Obligation Refunding           5/11 at 100.00          A (4)       1,415,198
                  Bonds, Series 2000C-53, 5.250%, 11/01/20 (Pre-refunded 5/01/11) -
                  FGIC Insured

                                                                           -----
                                                                            55
                                                                           -----

    | Portfolio of INVESTMENTS April 30, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (4) (continued)

               Delaware County Regional Water Quality Control Authority,
               Pennsylvania, Sewerage Revenue Bonds, Series 2001:
$      5,325      5.100%, 5/01/20 (Pre-refunded 11/01/11) - FGIC Insured             11/11 at 100.00         A3 (4)   $   5,742,959
       1,465      5.100%, 5/01/21 (Pre-refunded 11/01/11) - FGIC Insured             11/11 at 100.00         A3 (4)       1,579,988

       1,400   Delaware County Regional Water Quality Control Authority,              5/14 at 100.00           Aaa        1,554,966
                  Pennsylvania, Sewerage Revenue Bonds, Series 2004, 5.250%,
                  5/01/20 (Pre-refunded 5/01/14) - MBIA Insured

       5,000   Erie, Pennsylvania, Water Authority, Water Revenue Bonds, Series      12/11 at 100.00           AAA        5,416,400
                  2001A, 5.200%, 12/01/30 (Pre-refunded 12/01/11) - MBIA Insured

       6,275   Hempfield Area School District, Westmoreland County,                   2/12 at 100.00          A (4)       6,824,565
                  Pennsylvania, General Obligation Bonds, Series 2002, 5.375%,
                  2/15/18 (Pre-refunded 2/15/12) - FGIC Insured

       1,125   Lehigh County General Purpose Authority, Pennsylvania, Hospital        8/13 at 100.00           AAA        1,246,253
                  Revenue Bonds, St. Luke's Hospital of Bethlehem, Series 2003,
                  5.375%, 8/15/33 (Pre-refunded 8/15/13)

         680   Pennsylvania Higher Educational Facilities Authority, Revenue          1/13 at 100.00         A1 (4)         737,433
                  Bonds, Thomas Jefferson University, Series 2002, 5.000%,
                  1/01/20 (Pre-refunded 1/01/13)

      10,935   Philadelphia Authority for Industrial Development, Pennsylvania,      10/11 at 101.00           AAA       11,922,648
                  Lease Revenue Bonds, Series 2001B, 5.250%, 10/01/30
                  (Pre-refunded 10/01/11) - FSA Insured

         690   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth             No Opt. Call           AAA          816,104
                  Series 1990B, 7.000%, 5/15/20 - MBIA Insured (ETM)

       2,500   Philadelphia School District, Pennsylvania, General Obligation         8/12 at 100.00        Aa3 (4)       2,767,950
                  Bonds, Series 2002B, 5.625%, 8/01/18 (Pre-refunded 8/01/12) -
                  FGIC Insured

               Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds,
               Series 2001A:
       5,525      5.375%, 11/01/20 (Pre-refunded 11/01/12) - FGIC Insured            11/12 at 100.00         A- (4)       6,092,197
       3,185      5.000%, 11/01/31 (Pre-refunded 11/01/12) - FGIC Insured            11/12 at 100.00         A- (4)       3,461,936

       1,090   Pittsburgh Urban Redevelopment Authority, Pennsylvania, Tax            5/09 at 100.00         A1 (4)       1,132,870
                  Increment Financing District Bonds, Center Triangle Project,
                  Series 1999A, 6.100%, 5/01/19 (Pre-refunded 5/01/09)

       6,100   Plum Borough School District, Allegheny County, Pennsylvania,          9/11 at 100.00          A (4)       6,582,388
                  General Obligation Bonds, Series 2001, 5.250%, 9/15/30
                  (Pre-refunded 9/15/11) - FGIC Insured

         960   St. Mary Hospital Authority, Pennsylvania, Health System Revenue      11/14 at 100.00         A1 (4)       1,073,520
                  Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34
                  (Pre-refunded 11/15/14)

       2,000   Sto Rox School District, Allegheny County, Pennsylvania, General      12/10 at 100.00           AAA        2,161,160
                  Obligation Bonds, Series 2000, 5.800%, 6/15/30
                  (Pre-refunded 12/15/10) - MBIA Insured

       3,000   Warrington Township Municipal Authority, Bucks County,                11/15 at 100.00       Baa3 (4)       3,566,070
                  Pennsylvania, Water and Sewer Revenue Bonds, Series 1991,
                  7.100%, 12/01/21 (Pre-refunded 11/15/15) - FGIC Insured

       3,975   West View Borough Municipal Authority, Allegheny County,                 No Opt. Call           AAA        4,929,119
                  Pennsylvania, Special Obligation Bonds, Series 1985A, 9.500%,
                  11/15/14 (ETM)
------------------------------------------------------------------------------------------------------------------------------------
      66,100   Total U.S. Guaranteed                                                                                     72,836,105
------------------------------------------------------------------------------------------------------------------------------------

               Utilities - 7.2% (4.4% of Total Investments)

       1,250   Allegheny County Industrial Development Authority, Pennsylvania,         No Opt. Call           Aaa        1,278,338
                  Pollution Control Revenue Refunding Bonds, Duquesne Light
                  Company, Series 1999A, 4.350%, 12/01/13 - AMBAC Insured

       1,210   Carbon County Industrial Development Authority, Pennsylvania,            No Opt. Call          BBB-        1,228,271
                  Resource Recovery Revenue Refunding Bonds, Panther Creek
                  Partners Project, Series 2000,6.650%, 5/01/10 (Alternative
                  Minimum Tax)

       2,430   Lehigh County Industrial Development Authority, Pennsylvania,          2/15 at 100.00            A-        2,367,914
                  Pollution Control Revenue Bonds, Pennsylvania Power and Light
                  Company, Series 2005, 4.750%, 2/15/27 - FGIC Insured

         700   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General           9/14 at 100.00           AAA          716,352
                  Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 - FSA Insured

       2,000   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General           7/13 at 100.00           AAA        2,145,980
                  Ordinance, Seventeenth Series 2003, 5.375%, 7/01/19 - FSA
                  Insured

       5,490   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh          10/17 at 100.00           AAA        5,493,843
                  Series, 2007, 5.000%, 10/01/37 - AMBAC Insured

-----
  56
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Utilities (continued)

$      3,700   York County Industrial Development Authority, Pennsylvania,            3/12 at 101.00          Baa1    $   3,548,744
                  Pollution Control Revenue Refunding Bonds, PSEG Power Project,
                  Series 2001A, 5.500%, 9/01/20
------------------------------------------------------------------------------------------------------------------------------------
      16,780   Total Utilities                                                                                           16,779,442
------------------------------------------------------------------------------------------------------------------------------------

               Water and Sewer - 7.3% (4.4% of Total Investments)

       2,100   Allegheny County Sanitary Authority, Pennsylvania, Sewerage           12/15 at 100.00           AAA        2,210,880
                  Revenue Bonds, Series 2005A, 5.000%, 12/01/21 - MBIA Insured

       2,205   Bethlehem Authority, Northampton and Lehigh Counties,                 11/14 at 100.00           AAA        2,330,906
                  Pennsylvania, Guaranteed Water Revenue Bonds, Series 2004,
                  5.000%, 11/15/20 - FSA Insured

       5,000   Delaware County Industrial Development Authority, Pennsylvania,       10/12 at 100.00           AAA        4,940,550
                  Water Facilities Revenue Bonds, Philadelphia Water Company,
                  Series 2001, 5.350%, 10/01/31 - AMBAC Insured
                  (Alternative Minimum Tax)

       2,000   Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue      7/14 at 100.00           AAA        2,080,980
                  Refunding Bonds, Series 2004, 5.000%, 7/15/22 - FSA Insured

       1,250   Lancaster Area Sewerage Authority, Pennsylvania, Sewerage Revenue      4/14 at 100.00           AAA        1,311,500
                  Bonds, Series 2004, 5.000%, 4/01/20 - MBIA Insured

       1,815   Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds,       11/12 at 100.00            A-        1,807,540
                  Series 2001A, 5.000%, 11/01/31 - FGIC Insured

       2,150   Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds,        7/15 at 100.00           AAA        2,237,849
                  Series 2005A, 5.000%, 7/01/23 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      16,520   Total Water and Sewer                                                                                     16,920,205
------------------------------------------------------------------------------------------------------------------------------------
$    379,640   Total Investments (cost $375,618,349) - 164.4%                                                           382,348,482
============------------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (9.3)%                                                                       (21,670,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.7%                                                                       3,849,034
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (56.8)% (5)                                                    (132,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $ 232,527,516
               =====================================================================================================================

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

       The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5)  Preferred   Shares,  at  Liquidation  Value  as  a  percentage  of  total investments is (34.5)%.

  N/R  Not rated.

WI/DD  Purchased on a when-issued or delayed delivery basis.

(ETM)  Escrowed to maturity.

 (IF)  Inverse floating rate investment.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS. No. 140.

                                 See accompanying notes to financial statements.

                                                                           -----
                                                                            57
                                                                           -----

NPY | Nuveen Pennsylvania Premium Income Municipal Fund 2
    | Portfolio of INVESTMENTS

                                                                  April 30, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 23.4% (15.1% of Total
                  Investments)

$      1,045   Allegheny County Higher Education Building Authority,                  5/09 at 102.00           N/R    $     953,061
                  Pennsylvania, College Revenue Bonds, Thiel College, Series
                  1999A, 5.375%, 11/15/29 - ACA Insured

         200   Allegheny County Higher Education Building Authority,                    No Opt. Call          Baa3          202,682
                  Pennsylvania, College Revenue Refunding Bonds, Robert Morris
                  College, Series 1998A, 6.000%, 5/01/28

       1,245   Allegheny County Higher Education Building Authority,                  3/14 at 100.00            A-        1,299,282
                  Pennsylvania, Revenue Bonds, Duquesne University, Series 2004A,
                  5.000%, 3/01/19 - FGIC Insured

       1,140   Allegheny County Higher Education Building Authority,                  2/16 at 100.00          Baa3        1,012,206
                  Pennsylvania, Revenue Bonds, Robert Morris University, Series
                  2006A, 4.750%, 2/15/26

       3,000   Chester County Health and Education Facilities Authority,             10/08 at 102.00           BB+        2,757,300
                  Pennsylvania, College Revenue Bonds, Immaculata College, Series
                  1998, 5.625%, 10/15/27

               Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova
               University, Series 2006:
       1,565      5.000%, 8/01/23 - AMBAC Insured                                     8/16 at 100.00           AAA        1,610,729
         770      5.000%, 8/01/24 - AMBAC Insured                                     8/16 at 100.00           AAA          788,773

               Delaware County Authority, Pennsylvania, Revenue Refunding Bonds,
               Villanova University, Series 2003:
       1,705      5.250%, 8/01/19 - FGIC Insured                                      8/13 at 100.00            A2        1,775,843
       1,350      5.250%, 8/01/20 - FGIC Insured                                      8/13 at 100.00            A2        1,400,315
       1,000      5.250%, 8/01/21 - FGIC Insured                                      8/13 at 100.00            A2        1,032,070

               Erie Higher Education Building Authority, Pennsylvania, College
               Revenue Bonds, Gannon University, Series 2007-GG3:
         725      5.000%, 5/01/32 - RAAI Insured                                      5/17 at 100.00            AA          684,378
         250      5.000%, 5/01/35 - RAAI Insured                                      5/17 at 100.00            AA          233,188

       3,060   Indiana County Industrial Development Authority, Pennsylvania,        11/14 at 100.00           AAA        3,097,240
                  Revenue Bonds, Student Cooperative Association Inc./Indiana
                  University of Pennsylvania - Student Union Project,
                  Series 2004, 5.000%, 11/01/24 - AMBAC Insured

       1,575   Montgomery County Higher Education and Health Authority,               4/16 at 100.00            AA        1,392,221
                  Pennsylvania, Revenue Bonds, Arcadia University, Series 2006,
                  4.500%, 4/01/30 - RAAI Insured

         325   New Wilmington, Pennsylvania, Revenue, Westminster College, Series     5/17 at 100.00            AA          305,191
                  2007G, 5.125%, 5/01/33 - RAAI Insured

       4,085   Pennsylvania Higher Educational Facilities Authority, General          6/12 at 100.00           Aaa        4,244,233
                  Revenue Bonds, State System of Higher Education, Series 2002W,
                  5.000%, 6/15/19 - AMBAC Insured

       1,285   Pennsylvania Higher Educational Facilities Authority, Revenue          5/16 at 100.00            A-        1,204,662
                  Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31

       2,420   Pennsylvania Higher Educational Facilities Authority, Revenue         11/17 at 100.00           AAA        2,443,692
                  Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 -
                  MBIA Insured

       3,000   Pennsylvania Higher Educational Facilities Authority, Revenue          4/16 at 100.00           AAA        3,123,840
                  Bonds, Temple University, First Series of 2006, 5.000%,
                  4/01/21 - MBIA Insured

       1,845   Pennsylvania Higher Educational Facilities Authority, Revenue          1/13 at 100.00            A1        1,848,672
                  Bonds, Thomas Jefferson University, Series 2002, 5.000%,
                  1/01/32

       2,000   Pennsylvania Higher Educational Facilities Authority, Revenue          7/15 at 100.00           AA+        2,037,420
                  Bonds, University of Pennsylvania, Series 2005C, 5.000%,
                  7/15/38

       1,310   Pennsylvania Higher Educational Facilities Authority, Revenue          7/13 at 100.00            AA        1,338,217
                  Bonds, Ursinus College, Series 2003, 5.500%, 1/01/24 -
                  RAAI Insured

-----
  58
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations (continued)

$        800   Pennsylvania Higher Educational Facilities Authority, Revenue         11/15 at 100.00             A    $     814,384
                  Bonds, York College Project, Series 2005EE1, 5.250%, 11/01/27 -
                  XLCA Insured

       1,000   Pennsylvania Higher Educational Facilities Authority, University       5/15 at 100.00            A-          924,870
                  of the Sciences in Philadelphia Revenue Bonds, Series 2005,
                  4.750%, 11/01/33 - XLCA Insured

      10,600   Pennsylvania State University, General Revenue Bonds, Series           8/16 at 100.00            AA       10,285,816
                  2007A, 4.500%, 8/15/36 (UB)

               Philadelphia Authority for Industrial Development, Pennsylvania,
               Revenue Bonds, Franklin Towne Charter High School, Series 2006A:
         470      5.250%, 1/01/27                                                     1/17 at 100.00           BBB          432,424
         790      5.375%, 1/01/32                                                     1/17 at 100.00           BBB          706,442

       1,545   State Public School Building Authority, Pennsylvania, College          5/15 at 100.00           Aaa        1,651,203
                  Revenue Bonds, Montgomery County Community College, Series 2005,
                  5.000%, 5/01/18 - AMBAC Insured

         750   Union County, Higher Education Facilities Financing Authority,         4/13 at 100.00           Aa2          798,878
                  Pennsylvania, Revenue Bonds, Bucknell University, Series 2002A,
                  5.250%, 4/01/19
------------------------------------------------------------------------------------------------------------------------------------
      50,855   Total Education and Civic Organizations                                                                   50,399,232
------------------------------------------------------------------------------------------------------------------------------------

               Health Care - 12.5% (8.1% of Total Investments)

       1,455   Allegheny County Hospital Development Authority, Pennsylvania,         4/15 at 100.00          Baa2        1,263,333
                  Revenue Bonds, Ohio Valley General Hospital, Series 2005A,
                  5.125%, 4/01/35

       1,000   Bucks County Industrial Development Authority, Pennsylvania,             No Opt. Call           AAA        1,000,000
                  Revenue Bonds, Grand View Hospital, Auction Rate Securities,
                  Series 2004B, 4.500%, 7/01/34 - AMBAC Insured

       1,230   Erie County Hospital Authority, Pennsylvania, Revenue Bonds,          11/12 at 100.00           AAA        1,292,681
                  Hamot Health Foundation, Series 2002, 5.250%, 11/01/16 - AMBAC
                  Insured

         395   Erie County Hospital Authority, Pennsylvania, Revenue Bonds,          11/17 at 100.00            A+          374,602
                  Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 - CIFG
                  Insured

       1,885   Lancaster County Hospital Authority, Pennsylvania, Hospital            3/17 at 100.00           AA-        1,895,631
                  Revenue Bonds, The Lancaster General Hospital Project, Series
                  2007A, 5.000%, 3/15/26

               Lancaster County Hospital Authority, Pennsylvania, Lancaster
               General Hospital Auction Rate Reset Securities, Series 2006A:
       1,000      5.210%, 7/01/41 - CIFG Insured                                        No Opt. Call           AA-        1,000,000
         400      4.500%, 7/01/41 - CIFG Insured                                        No Opt. Call           AA-          400,000

       5,000   Lebanon County Health Facilities Authority, Pennsylvania,             11/12 at 101.00           BBB        5,025,150
                  Revenue Bonds, Good Samaritan Hospital Project, Series 2002,
                  5.900%, 11/15/28

       1,250   Lehigh County General Purpose Authority, Pennsylvania, Revenue        11/14 at 100.00             A        1,291,338
                  Bonds, Good Shepherd Group, Series 2004A, 5.500%, 11/01/24

       4,505   Lehigh County General Purpose Authority, Pennsylvania, Revenue        11/17 at 100.00           AAA        4,628,482
                  Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/30 - AGC
                  Insured

         650   Monroe County Hospital Authority, Pennsylvania, Hospital Revenue       1/17 at 100.00          BBB+          579,865
                  Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37

               Pottsville Hospital Authority, Pennsylvania, Hospital Revenue
               Bonds, Pottsville Hospital and Warne Clinic, Series 1998:
       2,000      5.500%, 7/01/18                                                     7/08 at 100.00           BB-        1,878,860
       2,000      5.625%, 7/01/24                                                     7/08 at 100.00           BB-        1,824,400

               Sayre Health Care Facility Authority, Pennsylvania, Revenue
               Bonds, Latrobe Area Hospital, Series 2002A:
       1,700      5.250%, 7/01/14 - AMBAC Insured                                     7/12 at 100.00           AAA        1,803,564
       1,200      5.250%, 7/01/15 - AMBAC Insured                                     7/12 at 100.00           AAA        1,264,548

         970   Sayre Healthcare Facility Authority, Pennsylvania, Revenue            12/17 at 100.00             A          703,299
                  Bonds, Guthrie Healthcare System, Series 2007, 4.263%, 12/01/31 -
                  AMBAC Insured

                                                                           -----
                                                                            59
                                                                           -----

    | Portfolio of INVESTMENTS April 30, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

               Southcentral Pennsylvania General Authority, Revenue Bonds,
               Hanover Hospital Inc., Series 2005:
$        475      5.000%, 12/01/27 - RAAI Insured                                    12/15 at 100.00            AA    $     465,106
         330      5.000%, 12/01/29 - RAAI Insured                                    12/15 at 100.00            AA          318,579
------------------------------------------------------------------------------------------------------------------------------------
      27,445   Total Health Care                                                                                         27,009,438
------------------------------------------------------------------------------------------------------------------------------------

               Housing/Multifamily - 5.3% (3.5% of Total Investments)

       3,455   Bucks County Redevelopment Authority, Pennsylvania, Section 8          8/08 at 100.00          Baa2        3,457,660
                  Assisted Second Lien Multifamily Mortgage Revenue Bonds, Country
                  Commons Apartments, Series 1993A, 6.200%, 8/01/14
                  (Alternative Minimum Tax)

       2,000   Delaware County Industrial Development Authority, Pennsylvania,        4/12 at 100.00           AAA        2,022,000
                  Multifamily Housing Revenue Bonds, Darby Townhouses Project,
                  Series 2002A, 5.500%, 4/01/32 (Mandatory put 4/01/22)
                  (Alternative Minimum Tax)

               Pennsylvania Higher Educational Facilities Authority, Revenue
               Bonds, Slippery Rock University Foundation Inc., Student Housing
               Project, Series 2005A:
       2,035      5.000%, 7/01/19 - XLCA Insured                                      7/15 at 100.00            A-        2,080,991
       3,400      5.000%, 7/01/37 - XLCA Insured                                      7/15 at 100.00            A-        3,249,142

         740   Philadelphia Authority for Industrial Development, Pennsylvania,       5/15 at 102.00          Baa2          693,565
                  Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown -
                  Morrisville Project, Series 2005A, 5.625%, 7/01/35
------------------------------------------------------------------------------------------------------------------------------------
      11,630   Total Housing/Multifamily                                                                                 11,503,358
------------------------------------------------------------------------------------------------------------------------------------

               Housing/Single Family - 6.0% (3.9% of Total Investments)

         880   Allegheny County Residential Finance Authority, Pennsylvania,         11/10 at 100.00           Aaa          887,102
                  GNMA Mortgage-Backed Securities Program Single Family Mortgage
                  Revenue Bonds, Series 2000II-2, 5.900%, 11/01/32
                  (Alternative Minimum Tax)

       4,000   Pennsylvania Housing Finance Agency, Single Family Mortgage           10/15 at 100.00           AA+        3,668,200
                  Revenue Bonds, Series 1995A, 4.900%, 10/01/37
                  (Alternative Minimum Tax)

         265   Pennsylvania Housing Finance Agency, Single Family Mortgage            6/08 at 101.50           AA+          266,685
                  Revenue Bonds, Series 1998-62A, 5.500%, 10/01/22
                  (Alternative Minimum Tax)

       1,410   Pennsylvania Housing Finance Agency, Single Family Mortgage            4/15 at 100.00           AA+        1,352,359
                  Revenue Bonds, Series 2006-93A, 4.950%, 10/01/26
                  (Alternative Minimum Tax)

       3,295   Pennsylvania Housing Finance Agency, Single Family Mortgage           10/15 at 100.00           AA+        3,105,702
                  Revenue Bonds, Series 2006-94A, 5.150%, 10/01/37
                  (Alternative Minimum Tax)

       1,355   Pennsylvania Housing Finance Agency, Single Family Mortgage           10/16 at 100.00           AA+        1,227,047
                  Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27
                  (Alternative Minimum Tax)

       1,710   Pennsylvania Housing Finance Agency, Single Family Mortgage           10/16 at 100.00           AA+        1,568,754
                  Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31
                  (Alternative Minimum Tax)

         765   Pittsburgh Urban Redevelopment Authority, Pennsylvania, Mortgage      10/08 at 101.00           AAA          771,197
                  Revenue Bonds, Series 1997A, 6.200%, 10/01/21
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      13,680   Total Housing/Single Family                                                                               12,847,046
------------------------------------------------------------------------------------------------------------------------------------

               Industrials - 3.2% (2.1% of Total Investments)

       2,000   New Morgan Industrial Development Authority, Pennsylvania, Solid      10/08 at 100.00           BB-        1,944,400
                  Waste Disposal Revenue Bonds, New Morgan Landfill Company Inc.,
                  Series 1994, 6.500%, 4/01/19 (Alternative Minimum Tax)

       2,000   Pennsylvania Economic Development Financing Authority, Exempt          5/11 at 101.00            A2        2,012,980
                  Facilities Revenue Bonds, Amtrak Project, Series 2001A, 6.250%,
                  11/01/31 (Alternative Minimum Tax)

       2,750   Pennsylvania Industrial Development Authority, Economic                7/12 at 101.00           AAA        2,978,058
                  Development Revenue Bonds, Series 2002, 5.500%, 7/01/17 - AMBAC
                  Insured
------------------------------------------------------------------------------------------------------------------------------------
       6,750   Total Industrials                                                                                          6,935,438
------------------------------------------------------------------------------------------------------------------------------------

               Long-Term Care - 6.9% (4.4% of Total Investments)

       1,100   Chester County Health and Education Facilities Authority,             12/08 at 100.00          BBB-        1,071,433
                  Pennsylvania, Mortgage Revenue Refunding Bonds, Tel Hai
                  Obligated Group, Series 1998, 5.500%, 6/01/25

-----
  60
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care (continued)

$      4,905   Cumberland County Municipal Authority, Pennsylvania, Revenue           1/17 at 100.00           N/R    $   4,110,733
                  Bonds, Diakon Lutheran Social Ministries, Series 2007, 5.000%,
                  1/01/36

       1,000   Cumberland County Municipal Authority, Pennsylvania, Revenue          12/12 at 100.00            AA        1,001,170
                  Bonds, Presbyterian Homes Inc., Series 2003A, 5.000%, 12/01/22  -
                  RAAI Insured

               Lancaster County Hospital Authority, Pennsylvania, Health
               Center Revenue Bonds, Masonic Homes Project, Series 2006:
       1,565      5.000%, 11/01/31                                                   11/16 at 100.00            A+        1,503,339
         230      5.000%, 11/01/36                                                   11/16 at 100.00            A+          218,778

               Pennsylvania Economic Development Financing Authority, Revenue
               Bonds, Dr. Gertrude A. Barber Center Inc., Series 2000:
       1,000      6.150%, 12/01/20 - RAAI Insured                                     8/08 at 100.00            AA        1,044,780
       2,000      5.900%, 12/01/30 - RAAI Insured                                    12/10 at 100.00            AA        2,028,160

       1,230   Pennsylvania Economic Development Financing Authority, Revenue         6/08 at 100.00           BB+        1,038,760
                  Bonds, Northwestern Human Services Inc., Series 1998A, 5.250%,
                  6/01/28

               Philadelphia Authority for Industrial Development, Pennsylvania,
               Health Care Facilities Revenue Bonds, Paul's Run, Series 1998A:
       1,350      5.750%, 5/15/18                                                     5/08 at 102.00           N/R        1,350,851
       1,650      5.875%, 5/15/28                                                     5/08 at 102.00           N/R        1,521,795
------------------------------------------------------------------------------------------------------------------------------------
      16,030   Total Long-Term Care                                                                                      14,889,799
------------------------------------------------------------------------------------------------------------------------------------

               Materials - 2.6% (1.6% of Total Investments)

       1,190   Bradford County Industrial Development Authority, Pennsylvania,       12/15 at 100.00           BBB        1,133,487
                  Solid Waste Disposal Revenue Bonds, International Paper Company,
                  Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)

         500   Erie County Industrial Development Authority, Pennsylvania,            9/10 at 101.00           BBB          511,700
                  Environmental Improvement Revenue Refunding Bonds, Series 2000B,
                  6.000%, 9/01/16 (Alternative Minimum Tax)

       4,500   Pennsylvania Economic Development Financing Authority, Exempt         11/08 at 102.00           N/R        3,885,660
                  Facilities Revenue Bonds, National Gypsum Company, Series 1997B,
                  6.125%, 11/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       6,190   Total Materials                                                                                            5,530,847
------------------------------------------------------------------------------------------------------------------------------------

               Tax Obligation/General - 18.7% (12.1% of Total Investments)

       2,120   Central Bucks County School District, Pennsylvania, General            5/13 at 100.00           Aaa        2,190,469
                  Obligation Bonds, Series 2003, 5.000%, 5/15/23 - MBIA Insured

               Harrisburg Redevelopment Authority, Dauphin County,
               Pennsylvania, Guaranteed Revenue Bonds, Series 1998B:
       1,750      0.000%, 5/01/22 - FSA Insured                                        5/16 at 75.56           AAA          850,483
       2,750      0.000%, 11/01/22 - FSA Insured                                       5/16 at 73.64           AAA        1,302,400
       2,750      0.000%, 5/01/23 - FSA Insured                                        5/16 at 71.71           AAA        1,256,420

               Lower Merion School District, Montgomery County, Pennsylvania,
               General Obligation Bonds, Series 2007:
       2,260      5.000%, 9/01/23                                                     9/17 at 100.00           Aaa        2,403,713
          55      5.000%, 9/01/24                                                     9/17 at 100.00           Aaa           58,192

       1,000   New Castle Area School District, Lawrence County, Pennsylvania,        3/10 at 100.00           AAA        1,033,190
                  General Obligation Bonds, Series 2000, 5.600%, 3/01/25 - MBIA
                  Insured

       2,115   Owen J. Roberts School District, Chester County, Pennsylvania,         5/16 at 100.00           Aaa        2,201,588
                  General Obligation Bonds, Series 2006, 5.000%, 5/15/24 - FSA
                  Insured

       4,835   Pennsylvania State, General Obligation Bonds, Series 2007,             3/17 at 100.00            AA        5,128,001
                  Residuals 1986, 8.746%, 3/01/27 (IF)

       3,200   Pennsylvania, General Obligation Bonds, First Series 2006,            10/16 at 100.00            AA        3,476,800
                  5.000%, 10/01/18

       2,000   Pennsylvania, General Obligation Bonds, Second Series 2005,            1/16 at 100.00            AA        2,163,800
                  5.000%, 1/01/18

       1,500   Philadelphia School District, Pennsylvania, General Obligation           No Opt. Call           Aa3        1,537,530
                  Bonds, Series 2007A, 5.000%, 6/01/34 - FGIC Insured

       3,775   Pine-Richland School District, Pennsylvania, School Improvement        7/15 at 100.00           AAA        3,854,879
                  General Obligation Bonds, Series 2005, 8.746%, 7/15/35 - FSA
                  Insured

                                                                           -----
                                                                            61
                                                                           -----

    | Portfolio of INVESTMENTS April 30, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

$      2,700   Pittsburgh, Pennsylvania, General Obligation Bonds, Series               No Opt. Call           AAA    $   3,007,962
                  2006B, 5.250%, 9/01/16 - FSA Insured

       6,710   Reading School District, Berks County, Pennsylvania, General             No Opt. Call             A        1,800,293
                  Obligation Bonds, Series 2003B, 0.000%, 1/15/32 - FGIC Insured

               State Public School Building Authority, Pennsylvania, School
               Revenue Bonds, Conneaut School District, Series 2003:
         360      5.250%, 11/01/21 - FGIC Insured                                    11/13 at 100.00           N/R          378,979
         490      5.250%, 11/01/22 - FGIC Insured                                    11/13 at 100.00           N/R          513,819

       1,500   State Public School Building Authority, Pennsylvania, School           5/13 at 100.00           Aaa        1,463,850
                  Revenue Bonds, York City School District, Series 2003, 4.000%,
                  5/01/21 - FSA Insured

       1,535   Stroudsburg Area School District, Monroe County, Pennsylvania,         4/12 at 100.00           AAA        1,603,998
                  General Obligation Bonds, Series 2001A, 5.000%, 4/01/19 - FSA
                  Insured

       1,400   Woodland Hills School District, Allegheny County, Pennsylvania,        9/15 at 100.00           AAA        1,511,356
                  General Obligation Bonds, Series 2005D, 5.000%, 9/01/17 - FSA
                  Insured

       2,400   York County, Pennsylvania, General Obligation Bonds, Series           12/15 at 100.00           AAA        2,454,624
                  2006, 5.000%, 6/01/33 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      47,205   Total Tax Obligation/General                                                                              40,192,346
------------------------------------------------------------------------------------------------------------------------------------

               Tax Obligation/Limited - 8.7% (5.6% of Total Investments)

       1,500   Erie County Convention Center Authority, Pennsylvania,                 1/15 at 100.00             A        1,488,765
                  Convention Center Revenue Bonds, Series 2005, 5.000%, 1/15/36 -
                  FGIC Insured

       1,950   Pennsylvania Turnpike Commission, Oil Franchise Tax Senior Lien       12/18 at 100.00           AAA        2,004,834
                  Revenue Bonds, Series 2003A, 5.000%, 12/01/32
                  (WI/DD, Settling 5/20/08) - MBIA Insured

       5,015   Philadelphia Municipal Authority, Pennsylvania, Lease Revenue         11/13 at 100.00           AAA        5,397,293
                  Bonds, Series 2003B, 5.250%, 11/15/17 - FSA Insured

       6,000   Puerto Rico Highway and Transportation Authority, Highway                No Opt. Call           AAA        6,470,580
                  Revenue Bonds, Series 2007N, 5.500%, 7/01/29 - AMBAC Insured

       2,880   Puerto Rico Infrastructure Financing Authority, Special Tax              No Opt. Call          BBB+          717,437
                  Revenue Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC Insured

       2,405   Puerto Rico, Highway Revenue Bonds, Highway and Transportation           No Opt. Call           AAA        2,588,983
                  Authority, Series 2003AA, 5.500%, 7/01/19 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      19,750   Total Tax Obligation/Limited                                                                              18,667,892
------------------------------------------------------------------------------------------------------------------------------------

               Transportation - 20.9% (13.5% of Total Investments)

         650   Delaware River Joint Toll Bridge Commission, New Jersey and            7/13 at 100.00            A2          687,102
                  Pennsylvania, Revenue Bonds, Series 2003, 5.250%, 7/01/17

       2,500   Delaware River Port Authority, New Jersey and Pennsylvania,              No Opt. Call           AAA        2,500,000
                  Revenue Refunding Bonds, Series 2007-4, 4.750%, 1/01/26 - AMBAC
                  Insured

       4,600   Pennsylvania Economic Development Financing Authority, Revenue         6/12 at 102.00           BBB        4,374,278
                  Bonds, Amtrak 30th Street Station Parking Garage, Series 2002,
                  5.875%, 6/01/33 - ACA Insured (Alternative Minimum Tax)

       3,575   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,             12/11 at 101.00           AAA        3,634,023
                  Series 2001R, 5.000%, 12/01/30 - AMBAC Insured

       2,680   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,              6/16 at 100.00           AAA        2,788,326
                  Series 2006A, 5.000%, 12/01/24 - AMBAC Insured

       3,250   Philadelphia Airport System, Pennsylvania, Revenue Bonds,              6/15 at 100.00           AAA        2,908,360
                  Series 2005A, 4.750%, 6/15/35 - MBIA Insured
                  (Alternative Minimum Tax)

      10,000   Philadelphia Authority for Industrial Development,                     7/11 at 101.00            A+        9,780,196
                  Pennsylvania, Airport Revenue Bonds, Philadelphia Airport System
                  Project, Series 2001A, 5.250%, 7/01/28 - FGIC Insured
                  (Alternative Minimum Tax)

-----
  62
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Transportation (continued)

$      6,525   Pittsburgh and Allegheny County Sports and Exhibition                  6/08 at 100.00           Aaa    $   6,532,439
                  Authority, Pennsylvania, Parking Revenue Bonds, Series 2001A,
                  5.350%, 12/01/26 - AMBAC Insured

       2,000   Pittsburgh Public Parking Authority, Pennsylvania, Parking            12/15 at 100.00          Baa3        2,022,560
                  Revenue Bonds, Series 2005B, 5.000%, 12/01/23 - FGIC Insured

         730   Scranton Parking Authority, Pennsylvania,  Guaranteed Revenue          6/17 at 100.00            AA          674,411
                  Bonds, Series 2007, 5.250%, 6/01/39 - RAAI Insured

       2,355   Scranton Parking Authority, Pennsylvania, Guaranteed Parking           9/13 at 100.00          Baa3        2,348,147
                  Revenue Bonds, Series 2004, 5.000%, 9/15/33 - FGIC Insured

       6,700   Susquehanna Area Regional Airport Authority, Pennsylvania,             1/13 at 100.00           Aaa        6,643,251
                  Airport System Revenue Bonds, Series 2003B, 5.000%, 1/01/33 -
                  AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      45,565   Total Transportation                                                                                      44,893,093
------------------------------------------------------------------------------------------------------------------------------------

               U.S. Guaranteed - 20.8% (13.4% of Total Investments) (4)

       1,695   Allegheny County Sanitary Authority, Pennsylvania, Sewerage           12/10 at 101.00           AAA        1,833,346
                  Revenue Bonds, Series 2000, 5.500%, 12/01/30
                  (Pre-refunded 12/01/10) - MBIA Insured

       1,200   Butler County, Pennsylvania, General Obligation Bonds, Series          7/13 at 100.00            A+(4)     1,325,820
                  2003, 5.250%, 7/15/23 (Pre-refunded 7/15/13) - FGIC Insured

       1,615   Delaware County Regional Water Quality Control Authority,              5/14 at 100.00           Aaa        1,793,764
                  Pennsylvania, Sewerage Revenue Bonds, Series 2004, 5.250%,
                  5/01/23 (Pre-refunded 5/01/14) - MBIA Insured

       2,110   Fayette County, Pennsylvania, General Obligation Bonds, Series        11/10 at 100.00           AAA        2,270,824
                  2000, 5.625%, 11/15/28 (Pre-refunded 11/15/10) - AMBAC Insured

       2,600   Norristown Area School District, Montgomery County,                    3/13 at 100.00          Baa3(4)     2,828,098
                  Pennsylvania, General Obligation Bonds, Series 2003, 5.000%,
                  9/01/24 (Pre-refunded 3/01/13) - FGIC Insured

       1,060   Pennsylvania Higher Educational Facilities Authority, College            No Opt. Call           Aaa        1,202,729
                  Revenue Bonds, Ninth Series 1976, 7.625%, 7/01/15 (ETM)

       2,100   Pennsylvania Higher Educational Facilities Authority, Revenue          6/10 at 100.00            AA(4)     2,253,111
                  Bonds, Philadelphia University, Series 2000, 6.000%, 6/01/29
                  (Pre-refunded 6/01/10) - RAAI Insured

       1,500   Pennsylvania Higher Educational Facilities Authority, Revenue          7/11 at 101.00           AAA        1,619,490
                  Bonds, Temple University, Series 2001, 5.000%, 7/15/31
                  (Pre-refunded 7/15/11) - MBIA Insured

       3,905   Pennsylvania Higher Educational Facilities Authority, Revenue          1/13 at 100.00            A1(4)     4,234,816
                  Bonds, Thomas Jefferson University, Series 2002, 5.000%, 1/01/32
                  (Pre-refunded 1/01/13)

       5,750   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General           7/09 at 101.00           AAA        5,994,490
                  Ordinance, Second Series 1999, 5.000%, 7/01/29
                  (Pre-refunded 7/01/09) - FSA Insured

               Philadelphia Hospitals and Higher Education Facilities
               Authority, Pennsylvania, Hospital Revenue Bonds, Presbyterian
               Medical Center of Philadelphia, Series 1993:
         825      6.500%, 12/01/11 (ETM)                                                No Opt. Call           AAA          885,935
       3,740      6.650%, 12/01/19 (ETM)                                                No Opt. Call           AAA        4,457,407

       1,015   St. Mary Hospital Authority, Pennsylvania, Health System              11/14 at 100.00            A1(4)     1,135,024
                  Revenue Bonds, Catholic Health East, Series 2004B, 5.375%,
                  11/15/34 (Pre-refunded 11/15/14)

               State Public School Building Authority, Berkes County,
               Pennsylvania, School Revenue Bonds, Brandywine Heights Area
               School District, Series 2003:
       1,930      5.000%, 2/01/20 (Pre-refunded 2/01/13) - FGIC Insured               2/13 at 100.00            A1(4)     2,091,695
       1,955      5.000%, 2/01/21 (Pre-refunded 2/01/13) - FGIC Insured               2/13 at 100.00            A1(4)     2,118,790

       4,050   State Public School Building Authority, Pennsylvania, Lease            6/13 at 100.00           AAA        4,419,360
                  Revenue Bonds, Philadelphia School District, Series 2003, 5.000%,
                  6/01/33 (Pre-refunded 6/01/13) - FSA Insured

       2,500   West Cornwall Township Municipal Authority, Pennsylvania,             12/11 at 100.00          BBB+(4)     2,764,375
                  College Revenue Bonds, Elizabethtown College Project, Series
                  2001, 5.900%, 12/15/18 (Pre-refunded 12/15/11)

       1,205   West View Borough Municipal Authority, Allegheny County,                 No Opt. Call           AAA        1,494,236
                  Pennsylvania, Special Obligation Bonds, Series 1985A, 9.500%,
                  11/15/14 (ETM)
------------------------------------------------------------------------------------------------------------------------------------
      40,755   Total U.S. Guaranteed                                                                                     44,723,310
------------------------------------------------------------------------------------------------------------------------------------

                                                                           -----
                                                                            63
                                                                           -----

    | Portfolio of INVESTMENTS April 30, 2008

  Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 13.6% (8.8% of Total Investments)

$      1,125   Allegheny County Industrial Development Authority, Pennsylvania,         No Opt. Call           Aaa    $   1,150,504
                  Pollution Control Revenue Refunding Bonds, Duquesne Light
                  Company, Series 1999A, 4.350%, 12/01/13 - AMBAC Insured

       8,000   Beaver County Industrial Development Authority, Pennsylvania,          6/08 at 102.00           AAA        8,005,040
                  Exempt Facilities Revenue Bonds, Shippingport Project, Series
                  1998A, 5.375%, 6/01/28 - AMBAC Insured (Alternative Minimum Tax)

       1,645   Carbon County Industrial Development Authority, Pennsylvania,            No Opt. Call          BBB-        1,669,840
                  Resource Recovery Revenue Refunding Bonds, Panther Creek
                  Partners Project, Series 2000, 6.650%, 5/01/10 (Alternative
                  Minimum Tax)

       7,590   Indiana County Industrial Development Authority, Pennsylvania,         5/08 at 101.00           AAA        7,635,920
                  Pollution Control Revenue Bonds, Metropolitan Edison Company,
                  Series 1997A, 5.950%, 5/01/27 - AMBAC Insured (Alternative
                  Minimum Tax)

       2,000   Indiana County Industrial Development Authority, Pennsylvania,         6/12 at 101.00          Baa1        1,923,040
                  Pollution Control Revenue Refunding Bonds, PSEG Power LLC,
                  Series 2001A, 5.850%, 6/01/27 (Alternative Minimum Tax)

       2,150   Lehigh County Industrial Development Authority, Pennsylvania,          2/15 at 100.00            A-        2,095,068
                  Pollution Control Revenue Bonds, Pennsylvania Power and Light
                  Company, Series 2005, 4.750%, 2/15/27 - FGIC Insured

         700   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General           9/14 at 100.00           AAA          716,352
                  Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 - FSA Insured

       1,000   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General           7/13 at 100.00           AAA        1,072,990
                  Ordinance, Seventeenth Series 2003, 5.375%, 7/01/19 - FSA Insured

       5,050   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh          10/17 at 100.00           AAA        5,053,535
                  Series, 2007, 5.000%, 10/01/37 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
      29,260   Total Utilities                                                                                           29,322,289
-----------------------------------------------------------------------------------------------------------------------------------

               Water and Sewer - 12.2% (7.9% of Total Investments)

         305   Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue   12/10 at 101.00           AAA          318,118
                  Bonds, Series 2000, 5.500%, 12/01/30 - MBIA Insured

               Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue
               Bonds, Series 2005A:
       1,900      5.000%, 12/01/21 - MBIA Insured                                    12/15 at 100.00           AAA        2,000,320
       2,545      5.000%, 12/01/30 - MBIA Insured                                    12/15 at 100.00           AAA        2,575,336

       2,500   Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania,   11/14 at 100.00           AAA        2,642,750
                  Guaranteed Water Revenue Bonds, Series 2004, 5.000%, 11/15/20 -
                  FSA Insured

       4,000   Bucks County Industrial Development Authority, Pennsylvania, Water     3/12 at 100.00           AA-        4,005,120
                  Facility Revenue Bonds, Pennsylvania Suburban Water Company,
                  Series 2002, 5.550%, 9/01/32 - FGIC Insured (Alternative Minimum
                  Tax)

       2,000   Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue      7/14 at 100.00           AAA        2,080,980
                  Refunding Bonds, Series 2004, 5.000%, 7/15/22 - FSA Insured

       1,315   Lancaster Area Sewerage Authority, Pennsylvania, Sewerage Revenue      4/14 at 100.00           AAA        1,370,493
                  Bonds, Series 2004, 5.000%, 4/01/21 - MBIA Insured

       3,360   Mercer County Industrial Development Authority, Pennsylvania, Water    7/10 at 100.00           AAA        3,396,355
                  Facility Revenue Bonds, Consumers Water Company, Shenango Valley
                  Division Project, Series 2000, 6.000%, 7/01/30 - MBIA Insured
                  (Alternative Minimum Tax)

               Norristown Municipal Waste Authority, Pennsylvania, Sewer Revenue
               Bonds, Series 2003:
       1,140      5.125%, 11/15/22 - FGIC Insured                                    11/13 at 100.00          Baa3        1,161,147
       2,535      5.125%, 11/15/23 - FGIC Insured                                    11/13 at 100.00          Baa3        2,572,163

       2,000   Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds,        7/15 at 100.00           AAA        2,081,720
                  Series 2005A, 5.000%, 7/01/23 - FSA Insured

-----
  64
-----

   Principal                                                                          Optional Call
 Amount(000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer (continued)

$      2,000   Unity Township Municipal Authority, Pennsylvania, Sewerage Revenue    12/14 at 100.00           AAA    $   2,040,380
                  Bonds, Series 2004, 5.000%, 12/01/34 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      25,600   Total Water and Sewer                                                                                     26,244,882
------------------------------------------------------------------------------------------------------------------------------------
$    340,715   Total Investments (cost $331,092,447) - 154.8%                                                           333,158,970
============------------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (3.3)%                                                                        (7,065,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 3.4%                                                                       7,258,298
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (54.9)% (5)                                                    (118,100,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $ 215,252,268
               =====================================================================================================================

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

        The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) Preferred Shares, at Liquidation Value as a percentage of total investments is (35.4)%.

  N/R   Not rated.

WI/DD   Purchased on a when-issued or delayed delivery basis.

(ETM)   Escrowed to maturity.

 (IF)   Inverse floating rate investment.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

                                                                           -----
                                                                            65
                                                                           -----

NXM | Nuveen Pennsylvania Dividend Advantage Municipal Fund
    | Portfolio of INVESTMENTS

                                                                  April 30, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Consumer Staples - 2.2% (1.4% of Total Investments)

$      1,000   Pennsylvania Economic Development Financing Authority, Solid Waste       No Opt. Call           AA-    $   1,035,400
                  Disposal Revenue Bonds, Procter & Gamble Paper Project, Series
                  2001, 5.375%, 3/01/31 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               Education and Civic Organizations - 32.0% (21.2% of Total
                  Investments)

         100   Allegheny County Higher Education Building Authority, Pennsylvania,      No Opt. Call          Baa3          101,341
                  College Revenue Refunding Bonds, Robert Morris College, Series
                  1998A, 6.000%, 5/01/28

         235   Allegheny County Higher Education Building Authority, Pennsylvania,    2/16 at 100.00          Baa3          208,657
                  Revenue Bonds, Robert Morris University, Series 2006A, 4.750%,
                  2/15/26

       2,250   Bucks County Industrial Development Authority, Pennsylvania,           9/11 at 100.00           Aaa        2,275,200
                  Revenue Bonds, George School Project, Series 2001, 5.125%,
                  9/15/31 - AMBAC Insured

         700   Chester County Health and Education Facilities Authority,             10/15 at 102.00           N/R          654,171
                  Pennsylvania, Revenue Bonds, Immaculata University, Series 2005,
                  5.500%, 10/15/25

         720   Chester County Industrial Development Authority, Pennsylvania, Avon   12/17 at 100.00           BB+          686,412
                  Grove Charter School Revenue Bonds, Series 2007A, 6.375%,
                  12/15/37

       1,000   Delaware County Authority, Pennsylvania, College Revenue Refunding    10/11 at 100.00           BBB        1,000,700
                  Bonds, Neumann College, Series 2001, 6.000%, 10/01/31

               Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova
               University, Series 2006:
         295      5.000%, 8/01/23 - AMBAC Insured                                     8/16 at 100.00           AAA          303,620
         145      5.000%, 8/01/24 - AMBAC Insured                                     8/16 at 100.00           AAA          148,535

         160   Erie Higher Education Building Authority, Pennsylvania, College        5/17 at 100.00            AA          151,035
                  Revenue Bonds, Gannon University, Series 2007-GG3, 5.000%,
                  5/01/32 - RAAI Insured

         300   Montgomery County Higher Education and Health Authority,               4/16 at 100.00            AA          265,185
                  Pennsylvania, Revenue Bonds, Arcadia University, Series 2006,
                  4.500%, 4/01/30 - RAAI Insured

       1,000   Montgomery County Industrial Development Authority, Pennsylvania,      8/15 at 100.00           Aaa        1,031,980
                  Revenue Bonds, Hill School, Series 2005, 5.000%, 8/15/27 - MBIA
                  Insured

          75   New Wilmington, Pennsylvania, Revenue, Westminster College, Series     5/17 at 100.00            AA           70,429
                  2007G, 5.125%, 5/01/33 - RAAI Insured

       1,000   Pennsylvania Higher Educational Facilities Authority, General          6/12 at 100.00           Aaa        1,038,980
                  Revenue Bonds, State System of Higher Education, Series 2002W,
                  5.000%, 6/15/19 - AMBAC Insured

         220   Pennsylvania Higher Educational Facilities Authority, Revenue          5/16 at 100.00            A-          206,246
                  Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31

         540   Pennsylvania Higher Educational Facilities Authority, Revenue         11/17 at 100.00           AAA          545,287
                  Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 - MBIA
                  Insured

       1,500   Pennsylvania Higher Educational Facilities Authority, Revenue          7/11 at 100.00            AA        1,492,995
                  Bonds, Moravian College, Series 2001, 5.375%, 7/01/31 - RAAI
                  Insured

         700   Pennsylvania Higher Educational Facilities Authority, Revenue          4/16 at 100.00           AAA          728,896
                  Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21 -
                  MBIA Insured

         350   Pennsylvania Higher Educational Facilities Authority, Revenue          1/13 at 100.00            A1          373,062
                  Bonds, Thomas Jefferson University, Series 2002, 5.500%, 1/01/16

       3,000   Pennsylvania State University, General Obligation Refunding Bonds,       No Opt. Call            AA        3,337,499
                  Series 2002, 5.250%, 8/15/14

         255   Philadelphia Authority for Industrial Development, Pennsylvania,       1/17 at 100.00           BBB          234,613
                  Revenue Bonds, Franklin Towne Charter High School, Series 2006A,
                  5.250%, 1/01/27

-----
  66
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations (continued)

$        470   Philadelphia Authority for Industrial Development, Pennsylvania,       1/13 at 102.00            BB    $     378,251
                  Revenue Bonds, Leadership Learning Partners, Series 2005A,
                  5.375%, 7/01/36

         230   Philadelphia Authority for Industrial Development, Pennsylvania,       5/16 at 100.00           BB+          212,435
                  Revenue Bonds, Richard Allen Preparatory Charter School, Series
                  2006, 6.250%, 5/01/33
------------------------------------------------------------------------------------------------------------------------------------
      15,245   Total Education and Civic Organizations                                                                   15,445,529
------------------------------------------------------------------------------------------------------------------------------------

               Health Care - 19.5% (12.9% of Total Investments)

         260   Allegheny County Hospital Development Authority, Pennsylvania,         4/15 at 100.00          Baa2          225,750
                  Revenue Bonds, Ohio Valley General Hospital, Series 2005A,
                  5.125%, 4/01/35

         700   Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds,          No Opt. Call           BB-          684,236
                  Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16

       2,500   Chester County Health and Educational Facilities Authority,            5/08 at 101.00           AA-        2,513,099
                  Pennsylvania, Health System Revenue Bonds, Jefferson Health
                  System, Series 1997B, 5.375%, 5/15/27

          80   Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot    11/17 at 100.00            A+           75,869
                  Health Foundation, Series 2007, 5.000%, 11/01/37 - CIFG Insured

         230   Fulton County, Pennsylvania, Industrial Development Authority          7/16 at 100.00           N/R          206,391
                  Hospital Revenue Bonds, Fulton County Medical Center Project,
                  Series 2006, 5.900%, 7/01/40

         250   Lehigh County General Purpose Authority, Pennsylvania, Revenue        11/14 at 100.00             A          258,268
                  Bonds, Good Shepherd Group, Series 2004A, 5.500%, 11/01/24

       1,025   Lehigh County General Purpose Authority, Pennsylvania, Revenue        11/17 at 100.00           AAA        1,049,928
                  Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/37 - AGC
                  Insured

         140   Monroe County Hospital Authority, Pennsylvania, Hospital Revenue       1/17 at 100.00          BBB+          124,894
                  Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37

       2,150   Pennsylvania Higher Educational Facilities Authority, Revenue          1/11 at 101.00           AA-        2,280,784
                  Bonds, UPMC Health System, Series 2001A, 6.000%, 1/15/31

          25   Pottsville Hospital Authority, Pennsylvania, Hospital Revenue          7/08 at 100.00           BB-           22,805
                  Bonds, Pottsville Hospital and Warne Clinic, Series 1998,
                  5.625%, 7/01/24

         215   Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds,     12/17 at 100.00             A          155,886
                  Guthrie Healthcare System, Series 2007, 4.263%, 12/01/31 -
                  AMBAC Insured

       1,000   Washington County Hospital Authority, Pennsylvania, Revenue Bonds,     6/12 at 101.00            A3        1,038,410
                  Monongahela Valley Hospital Project, Series 2002, 5.500%,
                  6/01/17

         750   West Shore Area Hospital Authority, Cumberland County,                 1/12 at 100.00           BBB          762,420
                  Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of
                  the Sisters of Christian Charity Project, Series 2001, 6.250%,
                  1/01/32
------------------------------------------------------------------------------------------------------------------------------------
       9,325   Total Health Care                                                                                          9,398,740
------------------------------------------------------------------------------------------------------------------------------------

               Housing/Multifamily - 1.6% (1.1% of Total Investments)

         700   Pennsylvania Higher Educational Facilities Authority, Revenue          7/15 at 100.00            A-          668,941
                  Bonds, Slippery Rock University Foundation Inc., Student
                  Housing Project, Series 2005A, 5.000%, 7/01/37 - XLCA Insured

         100   Philadelphia Authority for Industrial Development, Pennsylvania,       5/15 at 102.00          Baa2           93,725
                  Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown -
                  Morrisville Project, Series 2005A, 5.625%, 7/01/35
------------------------------------------------------------------------------------------------------------------------------------
         800   Total Housing/Multifamily                                                                                    762,666
------------------------------------------------------------------------------------------------------------------------------------

               Housing/Single Family - 7.2% (4.8% of Total Investments)

       1,495   Allegheny County Residential Finance Authority, Pennsylvania, GNMA    11/08 at 102.00           Aaa        1,493,116
                  Mortgage-Backed Securities Program Single Family Mortgage
                  Revenue Bonds, Series 1998DD-2, 5.400%, 11/01/29 (Alternative
                  Minimum Tax)

         500   Pennsylvania Housing Finance Agency, Single Family Mortgage           10/15 at 100.00           AA+          458,525
                  Revenue Bonds, Series 1995A, 4.900%, 10/01/37 (Alternative
                  Minimum Tax)

         495   Pennsylvania Housing Finance Agency, Single Family Mortgage            4/15 at 100.00           AA+          474,764
                  Revenue Bonds, Series 2006-93A, 4.950%, 10/01/26 (Alternative
                  Minimum Tax)

                                                                           -----
                                                                            67
                                                                           -----

    | Portfolio of INVESTMENTS April 30, 2008

  Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family (continued)

$        700   Pennsylvania Housing Finance Agency, Single Family Mortgage           10/15 at 100.00           AA+    $     659,785
                  Revenue Bonds, Series 2006-94A, 5.150%, 10/01/37 (Alternative
                  Minimum Tax)

         430   Pennsylvania Housing Finance Agency, Single Family Mortgage           10/16 at 100.00           AA+          394,482
                  Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31 (Alternative
                  Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       3,620   Total Housing/Single Family                                                                                3,480,672
------------------------------------------------------------------------------------------------------------------------------------

               Industrials - 7.0% (4.6% of Total Investments)

       2,000   Pennsylvania Economic Development Financing Authority, Exempt          5/11 at 101.00            A2        2,012,980
                  Facilities Revenue Bonds, Amtrak Project, Series 2001A, 6.250%,
                  11/01/31 (Alternative Minimum Tax)

       1,250   Pennsylvania Industrial Development Authority, Economic                7/12 at 101.00           AAA        1,353,663
                  Development Revenue Bonds, Series 2002, 5.500%, 7/01/17 - AMBAC
                  Insured
------------------------------------------------------------------------------------------------------------------------------------
       3,250   Total Industrials                                                                                          3,366,643
------------------------------------------------------------------------------------------------------------------------------------

               Long-Term Care - 18.1% (12.0% of Total Investments)

               Bucks County Industrial Development Authority, Pennsylvania,
               Revenue Bonds, Lutheran Community at Telford Center, Series 2007:
         220      5.750%, 1/01/27                                                     1/17 at 100.00           N/R          201,062
         360      5.750%, 1/01/37                                                     1/17 at 100.00           N/R          317,462

         265   Cumberland County Municipal Authority, Pennsylvania, Revenue           1/17 at 100.00           N/R          222,089
                  Bonds, Diakon Lutheran Social Ministries, Series 2007, 5.000%,
                  1/01/36

         200   Lancaster County Hospital Authority, Pennsylvania, Health Center      11/16 at 100.00            A+          190,242
                  Revenue Bonds, Masonic Homes Project, Series 2006, 5.000%,
                  11/01/36

       2,100   Lancaster County Hospital Authority, Pennsylvania, Health Center      12/11 at 100.00            A-        2,127,237
                  Revenue Bonds, Willow Valley Retirement Communities Project,
                  Series 2001, 5.875%, 6/01/31

         185   Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds,      7/17 at 100.00           N/R          182,070
                  Brethren Village Project, Series 2008A, 6.375%, 7/01/30

         785   Lebanon County Health Facilities Authority, Pennsylvania, Health      12/14 at 100.00           N/R          705,377
                  Center Revenue Bonds, Pleasant View Retirement Community,
                  Series 2005A, 5.300%, 12/15/26

               Pennsylvania Economic Development Financing Authority, Revenue
               Bonds, Northwestern Human Services Inc., Series 1998A:
       1,240      5.250%, 6/01/14                                                     6/08 at 100.00           BB+        1,181,559
          50      5.125%, 6/01/18                                                     6/08 at 100.00           BB+           45,899

               Philadelphia Authority for Industrial Development, Pennsylvania,
               Revenue Bonds, Philadelphia Corporation for the Aging Project,
               Series 2001B:
         670      5.250%, 7/01/23 - AMBAC Insured                                     7/11 at 101.00           AAA          682,382
       2,875      5.250%, 7/01/31 - AMBAC Insured                                     7/11 at 101.00           AAA        2,887,678
------------------------------------------------------------------------------------------------------------------------------------
       8,950   Total Long-Term Care                                                                                       8,743,057
------------------------------------------------------------------------------------------------------------------------------------

               Materials - 4.1% (2.7% of Total Investments)

         350   Allegheny County Industrial Development Authority, Pennsylvania,         No Opt. Call          Baa3          350,354
                  Revenue Bonds, United States Steel Corporation, Series 2005,
                  5.500%, 11/01/16

         210   Bradford County Industrial Development Authority, Pennsylvania,       12/15 at 100.00           BBB          200,027
                  Solid Waste Disposal Revenue Bonds, International Paper
                  Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum
                  Tax)

         750   Bucks County Industrial Development Authority, Pennsylvania,             No Opt. Call          BBB+          779,168
                  Environmental Improvement Revenue Bonds, USX Corporation
                  Project, Series 1995, 5.400%, 11/01/17 (Mandatory put 11/01/11)

         750   Pennsylvania Economic Development Financing Authority, Exempt         11/08 at 102.00           N/R          647,610
                  Facilities Revenue Bonds, National Gypsum Company, Series
                  1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       2,060   Total Materials                                                                                            1,977,159
------------------------------------------------------------------------------------------------------------------------------------

               Tax Obligation/General - 12.8% (8.5% of Total Investments)

         300   Pennsylvania, General Obligation Bonds, First Series 2006, 5.000%,    10/16 at 100.00            AA          325,950
                  10/01/18

         375   Philadelphia School District, Pennsylvania, General Obligation           No Opt. Call           Aa3          384,383
                  Bonds, Series 2007A, 5.000%, 6/01/34 - FGIC Insured

-----
  68
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

$        840   Pine-Richland School District, Pennsylvania, School Improvement        7/15 at 100.00           AAA    $     857,774
                  General Obligation Bonds, Series 2005, 5.000%, 7/15/35 - FSA
                  Insured

       3,000   Pittsburgh School District, Allegheny County, Pennsylvania, General      No Opt. Call           AAA        3,379,918
                  Obligation Refunding Bonds, Series 2002A, 5.500%, 9/01/14 - FSA
                  Insured

       2,220   Reading School District, Berks County, Pennsylvania, General             No Opt. Call             A          595,626
                  Obligation Bonds, Series 2003B, 0.000%, 1/15/32 - FGIC Insured

         600   York County, Pennsylvania, General Obligation Bonds, Series 2006,     12/15 at 100.00           AAA          613,656
                  5.000%, 6/01/33 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       7,335   Total Tax Obligation/General                                                                               6,157,307
------------------------------------------------------------------------------------------------------------------------------------

               Tax Obligation/Limited - 14.0% (9.3% of Total Investments)

       1,000   Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue      No Opt. Call           N/R          983,380
                  Bonds, Pittsburg Mills Project, Series 2004, 5.600%, 7/01/23

         450   Erie County Convention Center Authority, Pennsylvania, Convention      1/15 at 100.00             A          446,630
                  Center Revenue Bonds, Series 2005, 5.000%, 1/15/36 - FGIC Insured

         425   Pennsylvania Turnpike Commission, Oil Franchise Tax Senior Lien       12/18 at 100.00           AAA          436,951
                  Revenue Bonds, Series 2003A, 5.000%, 12/01/32 (WI/DD, Settling
                  5/20/08) - MBIA Insured

       1,000   Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds,        No Opt. Call           AAA        1,115,320
                  Series 2005A, 5.250%, 7/15/18 - FSA Insured

       1,000   Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds,  11/13 at 100.00           AAA        1,076,230
                  Series 2003B, 5.250%, 11/15/17 - FSA Insured

       1,500   Philadelphia Redevelopment Authority, Pennsylvania, Revenue Bonds,     4/12 at 100.00          Baa1        1,545,900
                  Philadelphia Neighborhood Transformation Initiative, Series
                  2002A, 5.500%, 4/15/19 - FGIC Insured

         750   Puerto Rico Highway and Transportation Authority, Highway Revenue        No Opt. Call           AAA          789,915
                  Bonds, Series 2007N, 5.250%, 7/01/33 - MBIA Insured

         630   Puerto Rico Infrastructure Financing Authority, Special Tax Revenue      No Opt. Call          BBB+          156,939
                  Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC Insured

         250   Washington County Redevelopment Authority, Pennsylvania, Tanger        7/17 at 100.00           N/R          216,268
                  Outlet Victory Center Tax Increment Bonds, Series 2006A, 5.450%,
                  7/01/35
------------------------------------------------------------------------------------------------------------------------------------
       7,005   Total Tax Obligation/Limited                                                                               6,767,533
------------------------------------------------------------------------------------------------------------------------------------

               Transportation - 11.6% (7.7% of Total Investments)

         130   Delaware River Joint Toll Bridge Commission, New Jersey and            7/13 at 100.00            A2          137,420
                  Pennsylvania, Revenue Bonds, Series 2003, 5.250%, 7/01/17

       1,000   Pennsylvania Economic Development Financing Authority, Revenue         6/12 at 102.00           BBB          950,930
                  Bonds, Amtrak 30th Street Station Parking Garage, Series 2002,
                  5.875%, 6/01/33 - ACA Insured (Alternative Minimum Tax)

         420   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series       6/16 at 100.00           AAA          436,976
                  2006A, 5.000%, 12/01/24 - AMBAC Insured

       1,750   Philadelphia Authority for Industrial Development, Pennsylvania,       7/11 at 101.00            A+        1,711,535
                  Airport Revenue Bonds, Philadelphia Airport System Project,
                  Series 2001A, 5.250%, 7/01/28 - FGIC Insured (Alternative Minimum
                  Tax)

       2,210   Pittsburgh and Allegheny County Sports and Exhibition Authority,       6/08 at 100.00           Aaa        2,212,586
                  Pennsylvania, Parking Revenue Bonds, Series 2001A, 5.375%,
                  12/01/30 - AMBAC Insured

         160   Scranton Parking Authority, Pennsylvania,  Guaranteed Revenue Bonds,   6/17 at 100.00            AA          147,816
                  Series 2007, 5.250%, 6/01/39 - RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------
       5,670   Total Transportation                                                                                       5,597,263
------------------------------------------------------------------------------------------------------------------------------------

               U.S. Guaranteed - 14.2% (9.4% of Total Investments) (4)

       1,000   Cumberland County Municipal Authority, Pennsylvania, Retirement        1/13 at 101.00           N/R (4)    1,167,590
                  Community Revenue Bonds, Wesley Affiliated Services Inc., Series
                  2002A, 7.125%, 1/01/25 (Pre-refunded 1/01/13)

                                                                           -----
                                                                            69
                                                                           -----

    | Portfolio of INVESTMENTS April 30, 2008

   Principal                                                                           Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (4) (continued)

$      1,105   Oxford Area School District, Chester County, Pennsylvania, General     2/12 at 100.00             A(4) $   1,206,693
                  Obligation Bonds, Series 2001A, 5.500%, 2/15/17 (Pre-refunded
                  2/15/12) - FGIC Insured

               Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General
               Ordinance, Fourth Series 1998:
       1,000      5.250%, 8/01/18 (Pre-refunded 8/01/13) - FSA Insured                8/13 at 100.00           AAA        1,101,040
       1,000      5.250%, 8/01/19 (Pre-refunded 8/01/13) - FSA Insured                8/13 at 100.00           AAA        1,101,040

         160   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series      No Opt. Call           AAA          189,242
                  1990B, 7.000%, 5/15/20 - MBIA Insured (ETM)

       1,700   Philadelphia School District, Pennsylvania, General Obligation         8/12 at 100.00           Aa3(4)     1,882,206
                  Bonds, Series 2002B, 5.625%, 8/01/18 (Pre-refunded 8/01/12) -
                  FGIC Insured

         170   St. Mary Hospital Authority, Pennsylvania, Health System Revenue      11/14 at 100.00            A1(4)       190,103
                  Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34
                  (Pre-refunded 11/15/14)
------------------------------------------------------------------------------------------------------------------------------------
       6,135   Total U.S. Guaranteed                                                                                      6,837,914
------------------------------------------------------------------------------------------------------------------------------------

               Utilities - 4.2% (2.8% of Total Investments)

         500   Allegheny County Industrial Development Authority, Pennsylvania,         No Opt. Call           Aaa          511,335
                  Pollution Control Revenue Refunding Bonds, Duquesne Light
                  Company, Series 1999A, 4.350%, 12/01/13 - AMBAC Insured

         285   Pennsylvania Economic Development Financing Authority, Exempt         12/09 at 103.00           Ba3          288,015
                  Facilities Revenue Bonds, Reliant Energy Inc., Series 2003A,
                  6.750%, 12/01/36 (Alternative Minimum Tax)

         140   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General           9/14 at 100.00           AAA          143,270
                  Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 - FSA Insured

       1,105   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh Series,  10/17 at 100.00           AAA        1,105,774
                  2007, 5.000%, 10/01/37 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       2,030   Total Utilities                                                                                            2,048,394
------------------------------------------------------------------------------------------------------------------------------------

               Water and Sewer - 2.4% (1.6% of Total Investments)

         500   Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania,   11/14 at 100.00           AAA          528,550
                  Guaranteed Water Revenue Bonds, Series 2004, 5.000%, 11/15/20 -
                  FSA Insured

         600   Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue      7/14 at 100.00           AAA          624,294
                  Refunding Bonds, Series 2004, 5.000%, 7/15/22 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       1,100   Total Water and Sewer                                                                                      1,152,844
------------------------------------------------------------------------------------------------------------------------------------
$     73,525   Total Investments (cost $71,740,834) - 150.9%                                                             72,771,121
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.0%                                                                         440,310
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (51.9)% (5)                                                     (25,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $  48,211,431
               =====================================================================================================================

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

       The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5)  Preferred   Shares,  at  Liquidation  Value  as  a  percentage  of  total investments is (34.4)%.

  N/R  Not rated.

WI/DD  Purchased on a when-issued or delayed delivery basis.

(ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

-----
  70
-----

NVY | Nuveen Pennsylvania Dividend Advantage Municipal Fund 2
    | Portfolio of INVESTMENTS

                                                                  April 30, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 17.1% (11.1% of Total
                  Investments)

$      1,000   Allegheny County Higher Education Building Authority, Pennsylvania,      No Opt. Call          Baa3    $   1,013,410
                  College Revenue Refunding Bonds, Robert Morris College, Series
                  1998A, 6.000%, 5/01/28

         800   Chester County Health and Education Facilities Authority,             10/15 at 102.00           N/R          747,624
                  Pennsylvania, Revenue Bonds, Immaculata University, Series 2005,
                  5.500%, 10/15/25

         720   Chester County Industrial Development Authority, Pennsylvania, Avon   12/17 at 100.00           BB+          686,412
                  Grove Charter School Revenue Bonds, Series 2007A, 6.375%,
                  12/15/37

         325   Delaware County Authority, Pennsylvania, College Revenue Refunding    10/11 at 100.00           BBB          325,228
                  Bonds, Neumann College, Series 2001, 6.000%, 10/01/31

               Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova
               University, Series 2006:
         340      5.000%, 8/01/23 - AMBAC Insured                                     8/16 at 100.00           AAA          349,935
         165      5.000%, 8/01/24 - AMBAC Insured                                     8/16 at 100.00           AAA          169,023

       1,435   Delaware County Authority, Pennsylvania, Revenue Refunding Bonds,      8/13 at 100.00            A2        1,531,949
                  Villanova University, Series 2003, 5.250%, 8/01/17 - FGIC Insured

         180   Erie Higher Education Building Authority, Pennsylvania, College        5/17 at 100.00            AA          169,915
                  Revenue Bonds, Gannon University, Series 2007-GG3, 5.000%,
                  5/01/32 - RAAI Insured

         450   Montgomery County Higher Education and Health Authority,               4/16 at 100.00            AA          397,778
                  Pennsylvania,  Revenue Bonds, Arcadia University, Series 2006,
                  4.500%, 4/01/30 - RAAI Insured

          80   New Wilmington, Pennsylvania, Revenue, Westminster College, Series     5/17 at 100.00            AA           75,124
                  2007G, 5.125%, 5/01/33 - RAAI Insured

         285   Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,   5/16 at 100.00            A-          267,182
                  Allegheny College, Series 2006, 4.750%, 5/01/31

         610   Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,  11/17 at 100.00           AAA          615,972
                  Drexel University, Series 2007A, 5.000%, 5/01/37 - MBIA Insured

         800   Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,   4/16 at 100.00           AAA          833,024
                  Temple University, First Series of 2006, 5.000%, 4/01/21 - MBIA
                  Insured

         315   Philadelphia Authority for Industrial Development, Pennsylvania,       1/17 at 100.00           BBB          289,816
                  Revenue Bonds, Franklin Towne Charter High School, Series 2006A,
                  5.250%, 1/01/27

         530   Philadelphia Authority for Industrial Development, Pennsylvania,       1/13 at 102.00            BB          426,539
                  Revenue Bonds, Leadership Learning Partners, Series 2005A,
                  5.375%, 7/01/36

         270   Philadelphia Authority for Industrial Development, Pennsylvania,       5/16 at 100.00           BB+          249,380
                  Revenue Bonds, Richard Allen Preparatory Charter School, Series
                  2006, 6.250%, 5/01/33

       1,000   Union County, Higher Education Facilities Financing Authority,         4/13 at 100.00           Aa2        1,065,170
                  Pennsylvania, Revenue Bonds, Bucknell University, Series 2002A,
                  5.250%, 4/01/20
------------------------------------------------------------------------------------------------------------------------------------
       9,305   Total Education and Civic Organizations                                                                    9,213,481
------------------------------------------------------------------------------------------------------------------------------------

               Health Care - 16.9% (11.0% of Total Investments)

         295   Allegheny County Hospital Development Authority, Pennsylvania,         4/15 at 100.00          Baa2          256,140
                  Revenue Bonds, Ohio Valley General Hospital, Series 2005A,
                  5.125%, 4/01/35

         800   Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds,          No Opt. Call           BB-          781,984
                  Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16

       1,000   Bucks County Industrial Development Authority, Pennsylvania, Revenue     No Opt. Call           AAA        1,000,000
                  Bonds, Grand View Hospital, Auction Rate Securities, Series
                  2004B, 4.500%, 7/01/34 - AMBAC Insured

                                                                           -----
                                                                            71
                                                                           -----

    | Portfolio of INVESTMENTS April 30, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

$      2,000   Chester County Health and Educational Facilities Authority,            5/08 at 101.00           AA-    $   2,010,480
                  Pennsylvania, Health System Revenue Bonds, Jefferson Health
                  System, Series 1997B, 5.375%, 5/15/27

          95   Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot    11/17 at 100.00            A+           90,094
                  Health Foundation, Series 2007, 5.000%, 11/01/37 - CIFG Insured

         270   Fulton County, Pennsylvania, Industrial Development Authority          7/16 at 100.00           N/R          242,285
                  Hospital Revenue Bonds, Fulton County Medical Center Project,
                  Series 2006, 5.900%, 7/01/40

       1,000   Lancaster County Hospital Authority, Pennsylvania, Lancaster             No Opt. Call           AA-        1,000,000
                  General Hospital Auction Rate Reset Securities, Series 2006A,
                  5.210%, 7/01/41 - CIFG Insured

       1,155   Lehigh County General Purpose Authority, Pennsylvania, Revenue        11/17 at 100.00           AAA        1,183,090
                  Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/37 - AGC
                  Insured

         160   Monroe County Hospital Authority, Pennsylvania, Hospital Revenue       1/17 at 100.00          BBB+          142,736
                  Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37

          70   Pennsylvania Higher Educational Facilities Authority, Revenue          1/11 at 101.00           AA-           74,258
                  Bonds, UPMC Health System, Series 2001A, 6.000%, 1/15/31

         245   Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds,     12/17 at 100.00             A          177,637
                  Guthrie Healthcare System, Series 2007, 4.263%, 12/01/31 - AMBAC
                  Insured

       1,450   Washington County Hospital Authority, Pennsylvania, Revenue Bonds,     6/12 at 101.00            A3        1,526,372
                  Monongahela Valley Hospital Project, Series 2002, 6.250%, 6/01/22

               West Shore Area Hospital Authority, Cumberland County,
               Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of
               the Sisters of Christian Charity Project, Series 2001:
          25      6.150%, 1/01/21                                                     1/12 at 100.00           BBB           25,745
         600      6.250%, 1/01/32                                                     1/12 at 100.00           BBB          609,936
------------------------------------------------------------------------------------------------------------------------------------
       9,165   Total Health Care                                                                                          9,120,757
------------------------------------------------------------------------------------------------------------------------------------

               Housing/Multifamily - 1.6% (1.0% of Total Investments)

         800   Pennsylvania Higher Educational Facilities Authority, Revenue          7/15 at 100.00            A-          764,504
                  Bonds, Slippery Rock University Foundation Inc., Student Housing
                  Project, Series 2005A, 5.000%, 7/01/37 - XLCA Insured

         120   Philadelphia Authority for Industrial Development, Pennsylvania,       5/15 at 102.00          Baa2          112,470
                  Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown -
                  Morrisville Project, Series 2005A, 5.625%, 7/01/35
------------------------------------------------------------------------------------------------------------------------------------
         920   Total Housing/Multifamily                                                                                    876,974
------------------------------------------------------------------------------------------------------------------------------------

               Housing/Single Family - 5.9% (3.8% of Total Investments)

         500   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue   10/15 at 100.00           AA+          458,525
                  Bonds, Series 1995A, 4.900%, 10/01/37 (Alternative Minimum Tax)

         565   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue    4/15 at 100.00           AA+          541,903
                  Bonds, Series 2006-93A, 4.950%, 10/01/26 (Alternative Minimum Tax)

         800   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue   10/15 at 100.00           AA+          754,040
                  Bonds, Series 2006-94A, 5.150%, 10/01/37 (Alternative Minimum Tax)

       1,100   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue   10/16 at 100.00           AA+          996,127
                  Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative Minimum Tax)

         480   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue   10/16 at 100.00           AA+          440,352
                  Bonds, Series 2007-98A, 4.850%, 10/01/31 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       3,445   Total Housing/Single Family                                                                                3,190,947
------------------------------------------------------------------------------------------------------------------------------------

               Industrials - 5.9% (3.9% of Total Investments)

       3,000   Pennsylvania Industrial Development Authority, Economic Development    7/12 at 101.00           AAA        3,205,319
                  Revenue Bonds, Series 2002, 5.500%, 7/01/19 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

-----
  72
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 7.3% (4.7% of Total Investments)

               Bucks County Industrial Development Authority, Pennsylvania,
               Revenue Bonds, Lutheran Community at Telford Center, Series 2007:
$        250      5.750%, 1/01/27                                                     1/17 at 100.00           N/R    $     228,480
         400      5.750%, 1/01/37                                                     1/17 at 100.00           N/R          352,736

         300   Cumberland County Municipal Authority, Pennsylvania, Revenue           1/17 at 100.00           N/R          251,421
                  Bonds, Diakon Lutheran Social Ministries, Series 2007, 5.000%,
                  1/01/36

         205   Lancaster County Hospital Authority, Pennsylvania, Health Center      11/16 at 100.00            A+          194,998
                  Revenue Bonds, Masonic Homes Project, Series 2006, 5.000%,
                  11/01/36

         185   Lancaster County Hospital Authority, Pennsylvania, Revenue             7/17 at 100.00           N/R          182,070
                  Bonds, Brethren Village Project, Series 2008A, 6.375%, 7/01/30

         785   Lebanon County Health Facilities Authority, Pennsylvania, Health      12/14 at 100.00           N/R          705,377
                  Center Revenue Bonds, Pleasant View Retirement Community,
                  Series 2005A, 5.300%, 12/15/26

               Pennsylvania Economic Development Financing Authority, Revenue
               Bonds, Northwestern Human Services Inc., Series 1998A:
       1,260      5.250%, 6/01/14                                                     6/08 at 100.00           BB+        1,200,616
          50      5.125%, 6/01/18                                                     6/08 at 100.00           BB+           45,899

         750   Philadelphia Authority for Industrial Development, Pennsylvania,       7/11 at 101.00           AAA          763,860
                  Revenue Bonds, Philadelphia Corporation for the Aging
                  Project, Series 2001B, 5.250%, 7/01/23 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       4,185   Total Long-Term Care                                                                                       3,925,457
------------------------------------------------------------------------------------------------------------------------------------

               Materials - 4.3% (2.8% of Total Investments)

         400   Allegheny County Industrial Development Authority, Pennsylvania,         No Opt. Call          Baa3          400,404
                  Revenue Bonds, United States Steel Corporation, Series 2005,
                  5.500%, 11/01/16

         280   Bradford County Industrial Development Authority, Pennsylvania,       12/15 at 100.00           BBB          266,703
                  Solid Waste Disposal Revenue Bonds, International Paper
                  Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)

       1,000   Bucks County Industrial Development Authority, Pennsylvania,             No Opt. Call          BBB+        1,038,890
                  Environmental Improvement Revenue Bonds, USX Corporation
                  Project, Series 1995, 5.400%, 11/01/17 (Mandatory put 11/01/11)

         750   Pennsylvania Economic Development Financing Authority, Exempt         11/08 at 102.00           N/R          647,610
                  Facilities Revenue Bonds, National Gypsum Company, Series
                  1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       2,430   Total Materials                                                                                            2,353,607
------------------------------------------------------------------------------------------------------------------------------------

               Tax Obligation/General - 22.7% (14.8% of Total Investments)

       1,740   Butler County, Pennsylvania, Butler Area School District,             10/12 at 100.00          Baa3        1,761,385
                  General Obligation Bonds, Series 2002A, 5.375%, 10/01/26 -
                  FGIC Insured

       4,000   Delaware Valley Regional Finance Authority, Pennsylvania, Local          No Opt. Call           Aa2        4,559,037
                  Government Revenue Bonds, Series 2002, 5.750%, 7/01/17

               Greensburg Salem School District, Westmoreland County,
               Pennsylvania, General Obligation Refunding Bonds, Series 2002:
         725      5.375%, 9/15/15 - FGIC Insured                                      9/12 at 100.00             A          778,607
       1,000      5.375%, 9/15/16 - FGIC Insured                                      9/12 at 100.00             A        1,071,170

         625   Lower Merion School District, Montgomery County, Pennsylvania,         9/17 at 100.00           Aaa          661,275
                  General Obligation Bonds, Series 2007, 5.000%, 9/01/24

         375   Philadelphia School District, Pennsylvania, General Obligation           No Opt. Call           Aa3          384,383
                  Bonds, Series 2007A, 5.000%, 6/01/34 - FGIC Insured

         950   Pine-Richland School District, Pennsylvania, School Improvement        7/15 at 100.00           AAA          970,102
                  General Obligation Bonds, Series 2005, 5.000%, 7/15/35 - FSA
                  Insured

         225   Pittsburgh, Pennsylvania, General Obligation Bonds, Series               No Opt. Call           AAA          250,664
                  2006B, 5.250%, 9/01/16 - FSA Insured

       2,510   Reading School District, Berks County, Pennsylvania, General             No Opt. Call             A          673,433
                  Obligation Bonds, Series 2003B, 0.000%, 1/15/32 - FGIC Insured

         500   Woodland Hills School District, Allegheny County, Pennsylvania,        9/15 at 100.00           AAA          539,770
                  General Obligation Bonds, Series 2005D, 5.000%, 9/01/17 - FSA
                  Insured

                                                                           -----
                                                                            73
                                                                           -----

    |  Portfolio of INVESTMENTS April 30, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

$        600   York County, Pennsylvania, General Obligation Bonds, Series 2006,     12/15 at 100.00           AAA    $     613,656
                  5.000%, 6/01/33 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      13,250   Total Tax Obligation/General                                                                              12,263,482
------------------------------------------------------------------------------------------------------------------------------------

               Tax Obligation/Limited - 24.0% (15.6% of Total Investments)

       1,000   Allegheny County Redevelopment Authority, Pennsylvania, TIF              No Opt. Call           N/R          983,380
                  Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%,
                  7/01/23

       2,000   Grove City Area Hospital Authority, Mercer County, Pennsylvania,       3/12 at 100.00          Baa3        1,958,740
                  Revenue Bonds, County Guaranteed, Woodland Place Project,
                  Series 2002, 5.400%, 3/01/31 - FGIC Insured

       4,000   Harrisburg Parking Authority, Pennsylvania, Guaranteed Revenue         9/11 at 100.00           Aaa        4,110,839
                  Refunding Bonds, Series 2001J, 5.000%, 9/01/22 - MBIA Insured

         485   Pennsylvania Turnpike Commission, Oil Franchise Tax Senior Lien       12/18 at 100.00           AAA          498,638
                  Revenue Bonds, Series 2003A, 5.000%, 12/01/32 (WI/DD, Settling
                  5/20/08) - MBIA Insured

       1,200   Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds,        No Opt. Call           AAA        1,338,384
                  Series 2005A, 5.250%, 7/15/18 - FSA Insured

               Philadelphia Redevelopment Authority, Pennsylvania, Revenue Bonds,
               Philadelphia Neighborhood Transformation Initiative, Series 2002A:
       1,000      5.500%, 4/15/18 - FGIC Insured                                      4/12 at 100.00          Baa1        1,034,620
       1,750      5.500%, 4/15/22 - FGIC Insured                                      4/12 at 100.00          Baa1        1,785,438

         800   Puerto Rico Highway and Transportation Authority, Highway Revenue        No Opt. Call           AAA          842,576
                  Bonds, Series 2007N, 5.250%, 7/01/33 - MBIA Insured

         710   Puerto Rico Infrastructure Financing Authority, Special Tax              No Opt. Call          BBB+          176,868
                  Revenue Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC Insured

         250   Washington County Redevelopment Authority, Pennsylvania, Tanger        7/17 at 100.00           N/R          216,268
                  Outlet Victory Center Tax Increment Bonds, Series 2006A,
                  5.450%, 7/01/35
------------------------------------------------------------------------------------------------------------------------------------
      13,195   Total Tax Obligation/Limited                                                                              12,945,751
------------------------------------------------------------------------------------------------------------------------------------

               Transportation - 5.4% (3.5% of Total Investments)

         130   Delaware River Joint Toll Bridge Commission, New Jersey and            7/13 at 100.00            A2          137,420
                  Pennsylvania, Revenue Bonds, Series 2003, 5.250%, 7/01/17

       1,000   Pennsylvania Economic Development Financing Authority, Revenue         6/12 at 102.00           BBB          950,930
                  Bonds, Amtrak 30th Street Station Parking Garage, Series 2002,
                  5.875%, 6/01/33 - ACA Insured (Alternative Minimum Tax)

         670   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series       6/16 at 100.00           AAA          697,081
                  2006A, 5.000%, 12/01/24 - AMBAC Insured

         180   Scranton Parking Authority, Pennsylvania,  Guaranteed Revenue          6/17 at 100.00            AA          166,293
                  Bonds, Series 2007, 5.250%, 6/01/39 - RAAI Insured

       1,000   Susquehanna Area Regional Airport Authority, Pennsylvania, Airport     1/13 at 100.00           Aaa          958,840
                  System Revenue Bonds, Series 2003A, 5.000%, 1/01/28 - AMBAC
                  Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       2,980   Total Transportation                                                                                       2,910,564
------------------------------------------------------------------------------------------------------------------------------------

-----
  74
-----

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 30.0% (19.5% of Total Investments) (4)

$      2,000   Adams County, Pennsylvania, General Obligation Bonds, Series 2001,     5/11 at 100.00            A1(4) $   2,163,980
                  5.500%, 11/15/26 (Pre-refunded 5/15/11) - FGIC Insured

               Allegheny County Hospital Development Authority, Pennsylvania,
               Revenue Bonds, West Penn Allegheny Health System, Series 2000B:
         100      9.250%, 11/15/22 (Pre-refunded 11/15/10)                           11/10 at 102.00           AAA          117,702
         300      9.250%, 11/15/30 (Pre-refunded 11/15/10)                           11/10 at 102.00           AAA          353,106

       1,155   Bucks County Industrial Development Authority, Pennsylvania, Revenue  10/12 at 101.00          BBB+(4)     1,303,672
                  Bonds, Pennswood Village Project, Series 2002A, 6.000%, 10/01/34
                  (Pre-refunded 10/01/12)

       1,000   Cumberland County Municipal Authority, Pennsylvania, Retirement        1/13 at 101.00           N/R(4)     1,167,590
                  Community Revenue Bonds, Wesley Affiliated Services Inc., Series
                  2002A, 7.125%, 1/01/25 (Pre-refunded 1/01/13)

       1,100   Luzerne County, Pennsylvania, General Obligation Bonds, Series         11/12 at 57.97           Aaa          551,474
                  2002B, 0.000%, 11/15/21 (Pre-refunded 11/15/12) - MBIA Insured

       2,945   Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds,      7/11 at 101.00           AAA        3,218,825
                  Series 2001, 5.500%, 7/15/33 (Pre-refunded 7/15/11) - AMBAC
                  Insured

       2,000   Philadelphia Authority for Industrial Development, Pennsylvania,      10/11 at 101.00           AAA        2,172,520
                  Lease Revenue Bonds, Series 2001B, 5.125%, 10/01/26 (Pre-refunded
                  10/01/11) - FSA Insured

       2,420   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General           8/13 at 100.00           AAA        2,664,517
                  Ordinance, Fourth Series 1998, 5.250%, 8/01/20 (Pre-refunded
                  8/01/13) - FSA Insured

          65   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series      No Opt. Call           AAA           76,879
                  1990B, 7.000%, 5/15/20 - MBIA Insured (ETM)

       2,000   Philadelphia School District, Pennsylvania, General Obligation         2/12 at 100.00           AAA        2,182,280
                  Bonds, Series 2002A, 5.500%, 2/01/31 (Pre-refunded 2/01/12) - FSA
                  Insured

         225   St. Mary Hospital Authority, Pennsylvania, Health System Revenue      11/14 at 100.00            A1(4)       251,606
                  Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34
                  (Pre-refunded 11/15/14)
------------------------------------------------------------------------------------------------------------------------------------
      15,310   Total U.S. Guaranteed                                                                                     16,224,151
------------------------------------------------------------------------------------------------------------------------------------

               Utilities - 3.2% (2.1% of Total Investments)

         315   Pennsylvania Economic Development Financing Authority, Exempt         12/09 at 103.00           Ba3          318,333
                  Facilities Revenue Bonds, Reliant Energy Inc., Series 2003A,
                  6.750%, 12/01/36 (Alternative Minimum Tax)

         145   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General           9/14 at 100.00           AAA          148,387
                  Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 - FSA Insured

       1,240   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh Series,  10/17 at 100.00           AAA        1,240,868
                  2007, 5.000%, 10/01/37 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       1,700   Total Utilities                                                                                            1,707,588
------------------------------------------------------------------------------------------------------------------------------------

                                                                           -----
                                                                            75
                                                                           -----

    | Portfolio of INVESTMENTS April 30, 2008

   Principal                                                                          Optional Call
Amount (000)   Description (1)                                                        Provisions (2)   Ratings (3)            Value
------------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 9.5% (6.2% of Total Investments)

$      4,500   Bucks County Industrial Development Authority, Pennsylvania, Water     3/12 at 100.00           AA-    $   4,505,759
                  Facility Revenue Bonds, Pennsylvania Suburban Water Company,
                  Series 2002, 5.550%, 9/01/32 - FGIC Insured (Alternative
                  Minimum Tax)

         600   Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue      7/14 at 100.00           AAA          624,294
                  Refunding Bonds, Series 2004, 5.000%, 7/15/22 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       5,100   Total Water and Sewer                                                                                      5,130,053
------------------------------------------------------------------------------------------------------------------------------------
$     83,985   Total Investments (cost $81,915,907) - 153.8%                                                             83,068,131
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - (1.0)%                                                                      (571,395)
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (52.8)% (5)                                                     (28,500,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                          $  53,996,736
               =====================================================================================================================

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

       The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA and XLCA as of April 30, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) Preferred Shares, at Liquidation Value as a percentage of total investments is (34.3)%.

  N/R  Not rated.

WI/DD  Purchased on a when-issued or delayed delivery basis.

(ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

-----
  76
-----

    | Statement of
    | ASSETS & LIABILITIES

                                                                  April 30, 2008

                                                                         New Jersey      New Jersey      New Jersey      New Jersey
                                                                         Investment         Premium        Dividend        Dividend
                                                                            Quality          Income       Advantage     Advantage 2
                                                                               (NQJ)           (NNJ)           (NXJ)           (NUJ)
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost $446,279,228, $259,849,509,
   $139,670,244 and $97,536,749, respectively)                        $ 446,947,843   $ 262,765,926   $ 139,615,466   $  97,832,855
Cash                                                                             --       1,199,098              --         734,138
Receivables:
   Interest                                                               7,098,078       3,916,084       2,224,816       1,567,040
   Investments sold                                                       4,511,867       2,000,000       2,000,000              --
Other assets                                                                 47,017          33,444             914             699
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                      458,604,805     269,914,552     143,841,196     100,134,732
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                            1,141,867              --       1,089,551              --
Floating rate obligations                                                        --              --              --              --
Payable for investments purchased                                         1,912,800       1,115,800         557,900         398,500
Accrued expenses:
   Management fees                                                          231,077         137,866          56,272          35,478
   Other                                                                    119,161          77,480          29,415          24,381
Common share dividends payable                                              950,775         560,177         341,064         249,125
Preferred share dividends payable                                            54,774          49,334           4,962          23,073
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                   4,410,454       1,940,657       2,079,164         730,557
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                  162,000,000      91,600,000      48,000,000      34,500,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                $ 292,194,351   $ 176,373,895   $  93,762,032   $  64,904,175
====================================================================================================================================
Common shares outstanding                                                20,484,322      12,049,496       6,577,112       4,523,121
====================================================================================================================================
Net asset value per Common share outstanding (net assets
   applicable to Common shares, divided by Common shares
   outstanding)                                                       $       14.26   $       14.64   $       14.26   $       14.35
====================================================================================================================================
Net assets applicable to Common shares consist of:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                               $     204,843   $     120,495   $      65,771   $      45,231
Paid-in surplus                                                         289,027,855     172,022,510      93,391,374      64,153,279
Undistributed (Over-distribution of) net investment income                 (281,426)        (87,500)       (123,595)        (30,843)
Accumulated net realized gain (loss) from investments and
   derivative transactions                                                2,574,464       1,401,973         483,260         440,402
Net unrealized appreciation (depreciation) of
   investments                                                              668,615       2,916,417         (54,778)        296,106
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                $ 292,194,351   $ 176,373,895   $  93,762,032   $  64,904,175
====================================================================================================================================
Authorized shares:
   Common                                                               200,000,000     200,000,000       Unlimited       Unlimited
   Preferred                                                              1,000,000       1,000,000       Unlimited       Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                           -----
                                                                            77
                                                                           -----

    | Statement of
    | ASSETS & LIABILITIES (continued)

                                                                  April 30, 2008

                                                                       Pennsylvania    Pennsylvania    Pennsylvania    Pennsylvania
                                                                         Investment         Premium        Dividend        Dividend
                                                                            Quality        Income 2       Advantage     Advantage 2
                                                                               (NQP)           (NPY)           (NXM)           (NVY)
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost $375,618,349, $331,092,447
   $71,740,834 and $81,915,907, respectively)                         $ 382,348,482   $ 333,158,970   $  72,771,121   $  83,068,131
Cash                                                                      1,648,349       3,921,867              --              --
Receivables:
   Interest                                                               5,746,894       5,630,318       1,204,179       1,146,214
   Investments sold                                                         705,000       1,740,000         155,525         120,575
Other assets                                                                 46,080          39,054             542             583
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                      390,494,805     344,490,209      74,131,367      84,335,503
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                   --              --         260,505          78,514
Floating rate obligations                                                21,670,000       7,065,000              --              --
Payable for investments purchased                                         3,189,220       2,994,850         434,775       1,496,155
Accrued expenses:
   Management fees                                                          186,178         170,612          29,140          29,507
   Other                                                                    105,226         182,777          20,034          23,458
Common share dividends payable                                              744,708         676,510         172,895         205,517
Preferred share dividends payable                                            71,957          48,192           2,587           5,616
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                  25,967,289      11,137,941         919,936       1,838,767
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                  132,000,000     118,100,000      25,000,000      28,500,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                $ 232,527,516   $ 215,252,268   $  48,211,431   $  53,996,736
====================================================================================================================================
Common shares outstanding                                                16,161,598      15,670,651       3,332,584       3,725,809
====================================================================================================================================
Net asset value per Common share outstanding (net assets applicable
   to Common shares, divided by Common shares outstanding)            $       14.39   $       13.74   $       14.47   $       14.49
====================================================================================================================================
Net assets applicable to Common shares consist of:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                               $     161,616   $     156,707   $      33,326   $      37,258
Paid-in surplus                                                         228,889,752     214,507,120      47,308,739      52,811,188
Undistributed (Over-distribution of) net investment income                 (317,352)         22,143         (44,697)        (24,148)
Accumulated net realized gain (loss) from investments and
   derivative transactions                                               (2,936,633)     (1,500,225)       (116,224)         20,214
Net unrealized appreciation (depreciation) of
   investments                                                            6,730,133       2,066,523       1,030,287       1,152,224
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                $ 232,527,516   $ 215,252,268   $  48,211,431   $  53,996,736
====================================================================================================================================
Authorized shares:
   Common                                                                 Unlimited       Unlimited       Unlimited       Unlimited
   Preferred                                                              Unlimited       Unlimited       Unlimited       Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

-----
  78
-----

    | Statement of
    | OPERATIONS

                                                       Year Ended April 30, 2008

                                                                            New Jersey     New Jersey     New Jersey     New Jersey
                                                                            Investment        Premium       Dividend       Dividend
                                                                               Quality         Income      Advantage    Advantage 2
                                                                                  (NQJ)          (NNJ)          (NXJ)          (NUJ)
------------------------------------------------------------------------------------------------------------------------------------
Investment Income                                                         $ 22,403,038   $ 13,012,162   $  7,012,401   $  4,947,649
------------------------------------------------------------------------------------------------------------------------------------

Expenses
Management fees                                                              2,848,041      1,695,232        911,086        642,562
Preferred shares - auction fees                                                405,558        229,315        120,166         86,369
Preferred shares - dividend disbursing agent fees                               30,014         30,018         10,000         10,000
Shareholders' servicing agent fees and expenses                                 36,291         21,998          1,702          1,589
Interest expense on floating rate obligations                                       --             --             --             --
Custodian's fees and expenses                                                  135,649        110,461         44,162         29,197
Directors'/Trustees' fees and expenses                                          10,768          6,129          3,450          2,471
Professional fees                                                               34,320         24,704         15,192         13,084
Shareholders' reports - printing and mailing expenses                           62,176         43,602         21,005         17,781
Stock exchange listing fees                                                      9,559          9,526            682            469
Investor relations expense                                                      37,422         22,853         11,871         14,878
Other expenses                                                                  37,100         20,615         14,780         13,739
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement         3,646,898      2,214,453      1,154,096        832,139
   Custodian fee credit                                                        (31,692)       (10,265)       (13,525)       (14,749)
   Expense reimbursement                                                            --             --       (282,177)      (249,155)
------------------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                              3,615,206      2,204,188        858,394        568,235
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                       18,787,832     10,807,974      6,154,007      4,379,414
------------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
   Investments                                                               1,697,124      1,002,315        222,219        667,227
   Forward swaps                                                             1,271,098        560,840        372,082        194,404
Change in net unrealized appreciation (depreciation) of:
   Investments                                                             (16,370,030)    (7,924,293)    (5,887,711)    (4,419,598)
   Forward swaps                                                                (2,853)          (984)          (590)          (295)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                    (13,404,661)    (6,362,122)    (5,294,000)    (3,558,262)
------------------------------------------------------------------------------------------------------------------------------------

Distributions to Preferred Shareholders
From net investment income                                                  (5,356,071)    (3,012,048)    (1,639,115)    (1,046,557)
From accumulated net realized gains                                           (225,437)      (175,613)       (53,203)      (214,756)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Preferred shareholders                                  (5,581,508)    (3,187,661)    (1,692,318)    (1,261,313)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                                 $   (198,337)  $  1,258,191   $   (832,311)  $   (440,161)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                           -----
                                                                            79
                                                                           -----

    | Statement of
    | OPERATIONS (continued)

                                                       Year Ended April 30, 2008

                                                                          Pennsylvania    Pennsylvania  Pennsylvania   Pennsylvania
                                                                            Investment        Premium       Dividend       Dividend
                                                                               Quality       Income 2      Advantage    Advantage 2
                                                                                  (NQP)          (NPY)          (NXM)          (NVY)
------------------------------------------------------------------------------------------------------------------------------------
Investment Income                                                         $ 19,328,812   $ 17,565,938   $  3,778,346   $  4,256,850
------------------------------------------------------------------------------------------------------------------------------------

Expenses
Management fees                                                              2,301,180      2,121,327        472,145        532,112
Preferred shares - auction fees                                                330,455        295,655         62,586         71,349
Preferred shares - dividend disbursing agent fees                               30,030         30,014         10,000         10,000
Shareholders' servicing agent fees and expenses                                 39,125         34,039          1,896          1,645
Interest expense on floating rate obligations                                  891,445        580,467         53,868         59,894
Custodian's fees and expenses                                                  151,568        221,704         34,282         41,597
Directors'/Trustees' fees and expenses                                           8,415          9,171          1,755          2,025
Professional fees                                                               26,870         24,912         11,808         12,310
Shareholders' reports - printing and mailing expenses                           59,125         52,183         15,511         18,860
Stock exchange listing fees                                                      9,515          9,515            346            387
Investor relations expense                                                      37,013         36,067          8,210          9,544
Other expenses                                                                  32,535         20,989         12,839         13,073
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement         3,917,276      3,436,043        685,246        772,796
   Custodian fee credit                                                        (25,781)       (26,613)        (9,538)        (6,192)
   Expense reimbursement                                                            --             --       (145,854)      (206,312)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                 3,891,495      3,409,430        529,854        560,292
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                       15,437,317     14,156,508      3,248,492      3,696,558
------------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
   Investments                                                                (700,898)      (976,106)        20,306         74,310
   Forward swaps                                                            (1,940,455)      (524,955)            --             --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                             (11,038,711)   (13,138,981)    (2,827,071)    (3,075,387)
   Forward swaps                                                               340,646       (181,467)            --             --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                    (13,339,418)   (14,821,509)    (2,806,765)    (3,001,077)
------------------------------------------------------------------------------------------------------------------------------------

Distributions to Preferred Shareholders
From net investment income                                                  (4,735,546)    (4,100,251)      (849,664)      (970,796)
From accumulated net realized gains                                                 --       (267,657)       (54,170)       (61,834)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Preferred shareholders                                  (4,735,546)    (4,367,908)      (903,834)    (1,032,630)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                                          $ (2,637,647)  $ (5,032,909)  $   (462,107)  $   (337,149)
====================================================================================================================================

                                 See accompanying notes to financial statements.

-----
  80
-----

    | Statement of
    | CHANGES in NET ASSETS

                                                           New Jersey                                    New Jersey
                                                    Investment Quality (NQJ)                        Premium Income (NNJ)
                                           ------------------------------------------   --------------------------------------------
                                                   Year     Ten Months                           Year     Ten Months
                                                  Ended          Ended     Year Ended           Ended          Ended     Year Ended
                                                4/30/08        4/30/07        6/30/06         4/30/08        4/30/07        6/30/06
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                      $ 18,787,832   $ 15,440,608   $ 18,688,118   $  10,807,974   $  8,918,431   $ 10,793,726
Net realized gain (loss) from:
   Investments                                1,697,124        705,064      2,924,752       1,002,315        510,558      1,016,202
   Forward swaps                              1,271,098             --             --         560,840             --             --
Net increase from payments by the
   Adviser for losses realized on the
   disposal of investments purchased
   in violation of investment
   restrictions                                      --             --             --              --             --             --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                              (16,370,030)     8,995,606    (18,288,152)     (7,924,293)     5,450,660    (11,273,653)
   Forward swaps                                 (2,853)         2,853             --            (984)           984             --
Distributions to Preferred Shareholders:
   From net investment income                (5,356,071)    (4,125,527)    (3,729,225)     (3,012,048)    (2,385,561)    (1,991,793)
   From accumulated net realized gains         (225,437)      (168,273)      (599,726)       (175,613)       (27,729)      (454,296)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                             (198,337)    20,850,331     (1,004,233)      1,258,191     12,467,343     (1,909,814)
------------------------------------------------------------------------------------------------------------------------------------

Distributions to Common Shareholders
From net investment income                  (13,396,750)   (11,286,866)   (16,230,307)     (7,926,161)    (7,003,612)    (9,510,935)
From accumulated net realized gains            (612,481)      (700,556)    (4,917,869)       (497,644)      (123,667)    (3,721,776)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                   (14,009,231)   (11,987,422)   (21,148,176)     (8,423,805)    (7,127,279)   (13,232,711)
------------------------------------------------------------------------------------------------------------------------------------

Capital Share Transactions
Common shares:
   Net proceeds from shares issued to
      shareholders due to reinvestment
      of distributions                               --             --        608,791              --             --        159,660
   Repurchased                                       --             --             --              --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from capital share transactions                   --             --        608,791              --             --        159,660
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares              (14,207,568)     8,862,909    (21,543,618)     (7,165,614)     5,340,064    (14,982,865)
Net assets applicable to Common
   shares at the beginning of year          306,401,919    297,539,010    319,082,628     183,539,509    178,199,445    193,182,310
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year               $292,194,351   $306,401,919   $297,539,010   $ 176,373,895   $183,539,509   $178,199,445
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                             $   (281,426)  $   (309,186)  $   (337,401)  $     (87,500)  $     44,669   $    515,769
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                           -----
                                                                            81
                                                                           -----

    | Statement of
    | CHANGES in NET ASSETS (continued)

                                                           New Jersey                                    New Jersey
                                                    Dividend Advantage (NXJ)                     Dividend Advantage 2 (NUJ)
                                           ------------------------------------------   --------------------------------------------
                                                   Year     Ten Months                           Year     Ten Months
                                                  Ended          Ended     Year Ended           Ended          Ended     Year Ended
                                                4/30/08        4/30/07        6/30/06         4/30/08        4/30/07        6/30/06
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                      $  6,154,007   $  5,144,398   $  6,237,805   $   4,379,414   $  3,733,391   $  4,467,174
Net realized gain (loss) from:
   Investments                                  222,219        307,186        484,326         667,227        526,783        178,837
   Forward swaps                                372,082             --             --         194,404             --             --
Net increase from payments by the
   Adviser for losses realized on the
   disposal of investments purchased
   in violation of investment
   restrictions                                      --             --             --              --             --             --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                               (5,887,711)     2,703,743     (5,541,649)     (4,419,598)     1,671,929     (3,595,338)
   Forward swaps                                   (590)           590             --            (295)           295             --
Distributions to Preferred Shareholders:
   From net investment income                (1,639,115)    (1,250,055)    (1,154,022)     (1,046,557)      (919,957)      (861,957)
   From accumulated net realized gains          (53,203)        (7,668)       (82,061)       (214,756)        (3,401)       (57,711)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                             (832,311)     6,898,194        (55,601)       (440,161)     5,009,040        131,005
------------------------------------------------------------------------------------------------------------------------------------

Distributions to Common Shareholders
From net investment income                   (4,465,787)    (4,204,503)    (5,512,880)     (3,231,672)    (2,982,781)    (3,899,566)
From accumulated net realized gains            (176,924)       (34,815)      (678,056)       (685,253)       (14,809)      (424,522)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                    (4,642,711)    (4,239,318)    (6,190,936)     (3,916,925)    (2,997,590)    (4,324,088)
------------------------------------------------------------------------------------------------------------------------------------

Capital Share Transactions
Common shares:
   Net proceeds from shares issued to
      shareholders due to reinvestment
      of distributions                           34,444        166,210        122,384          23,495         76,290        111,985
   Repurchased                                       --             --             --              --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from capital share transactions               34,444        166,210        122,384          23,495         76,290        111,985
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares               (5,440,578)     2,825,086     (6,124,153)     (4,333,591)     2,087,740     (4,081,098)
Net assets applicable to Common
   shares at the beginning of year           99,202,610     96,377,524    102,501,677      69,237,766     67,150,026     71,231,124
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year               $ 93,762,032   $ 99,202,610   $ 96,377,524   $  64,904,175   $ 69,237,766   $ 67,150,026
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                             $   (123,595)  $   (171,723)  $    139,151   $     (30,843)  $   (128,820)  $     41,782
====================================================================================================================================

                                 See accompanying notes to financial statements.

-----
  82
-----

                                                      Pennsylvania Investment                      Pennsylvania Premium
                                                           Quality (NQP)                              Income 2 (NPY)
                                            -------------------------------------------  -------------------------------------------
                                                     Year     Ten Months                          Year     Ten Months
                                                    Ended          Ended     Year Ended          Ended          Ended    Year Ended
                                                  4/30/08        4/30/07        6/30/06        4/30/08        4/30/07       6/30/06
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                       $  15,437,317  $  12,522,643  $  14,590,128  $  14,156,508  $  11,784,988  $ 14,058,368
Net realized gain (loss) from:
   Investments                                   (700,898)       525,913       (822,081)      (976,106)     1,099,235       (44,620)
   Forward swaps                               (1,940,455)            --             --       (524,955)            --            --
Net increase from payments by the
   Adviser for losses realized on the
   disposal of investments purchased in
   violation of investment restrictions                --             --             --             --             --        27,169
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                (11,038,711)     7,529,900    (13,473,894)   (13,138,981)     6,516,874    12,682,405
   Forward swaps                                  340,646       (340,646)            --       (181,467)       181,467            --
Distributions to Preferred Shareholders:
   From net investment income                  (4,735,546)    (3,721,535)    (3,413,477)    (4,100,251)    (3,333,169)   (2,800,234)
   From accumulated net realized gains                 --             --       (261,069)      (267,657)            --      (435,619)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   operations                                  (2,637,647)    16,516,275     (3,380,393)    (5,032,909)    16,249,395    (1,877,341)
------------------------------------------------------------------------------------------------------------------------------------

Distributions to Common Shareholders
From net investment income                    (10,625,493)    (8,590,894)   (11,533,314)    (9,656,362)    (8,720,545)  (12,127,724)
From accumulated net realized gains                    --             --     (1,732,849)      (688,161)            --    (3,389,440)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Common shareholders                        (10,625,493)    (8,590,894)   (13,266,163)   (10,344,523)    (8,720,545)  (15,517,164)
------------------------------------------------------------------------------------------------------------------------------------

Capital Share Transactions
Common shares:
   Net proceeds from shares issued to
      shareholders due to reinvestment of
      distributions                                    --             --             --             --             --       142,460
   Repurchased                                 (1,853,014)            --             --     (2,020,258)            --            --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                  (1,853,014)            --             --     (2,020,258)            --       142,460
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                (15,116,154)     7,925,381    (16,646,556)   (17,397,690)     7,528,850   (17,252,045)
Net assets applicable to Common shares at
   the beginning of year                      247,643,670    239,718,289    256,364,845    232,649,958    225,121,108   242,373,153
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at
   the end of year                          $ 232,527,516  $ 247,643,670  $ 239,718,289  $ 215,252,268  $ 232,649,958  $225,121,108
====================================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of year     $    (317,352) $    (393,373) $    (603,568) $      22,143  $    (377,624) $   (110,182)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                           -----
                                                                            83
                                                                           -----

    | Statement of
    | CHANGES in NET ASSETS (continued)

                                                      Pennsylvania Dividend                        Pennsylvania Dividend
                                                          Advantage (NXM)                            Advantage 2 (NVY)
                                            -------------------------------------------  -------------------------------------------
                                                     Year     Ten Months                          Year     Ten Months
                                                    Ended          Ended     Year Ended          Ended          Ended    Year Ended
                                                  4/30/08        4/30/07        6/30/06        4/30/08        4/30/07       6/30/06
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                       $   3,248,492  $   2,711,602  $   3,240,349  $   3,696,558  $   3,086,215  $  3,667,111
Net realized gain (loss) from:
   Investments                                     20,306        212,309        (47,126)        74,310        328,218       239,396
   Forward swaps                                       --             --             --             --             --            --
Net increase from payments by the
   Adviser for losses realized on the
   disposal of investments purchased in
   violation of investment restrictions                --             --             --             --             --            --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                 (2,827,071)     1,305,436     (2,528,439)    (3,075,387)     1,348,046    (3,414,928)
   Forward swaps                                       --             --             --             --             --            --
Distributions to Preferred Shareholders:
   From net investment income                    (849,664)      (684,854)      (637,236)      (970,796)      (791,861)     (715,207)
   From accumulated net realized gains            (54,170)            --        (40,350)       (61,834)       (22,246)      (47,059)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   operations                                    (462,107)     3,544,493        (12,802)      (337,149)     3,948,372      (270,687)
------------------------------------------------------------------------------------------------------------------------------------

Distributions to Common Shareholders
From net investment income                     (2,342,752)    (2,195,386)    (2,902,469)    (2,635,991)    (2,318,778)   (2,942,584)
From accumulated net realized gains              (171,961)            --       (336,361)      (181,447)       (90,880)     (363,540)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Common shareholders                         (2,514,713)    (2,195,386)    (3,238,830)    (2,817,438)    (2,409,658)   (3,306,124)
------------------------------------------------------------------------------------------------------------------------------------

Capital Share Transactions
Common shares:
   Net proceeds from shares issued to
      shareholders due to reinvestment of
      distributions                                28,147        151,298        199,614          9,543          6,072            --
   Repurchased                                         --             --             --             --             --            --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                      28,147        151,298        199,614          9,543          6,072            --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                 (2,948,673)     1,500,405     (3,052,018)    (3,145,044)     1,544,786    (3,576,811)
Net assets applicable to Common shares at
   the beginning of year                       51,160,104     49,659,699     52,711,717     57,141,780     55,596,994    59,173,805
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at
   the end of year                          $  48,211,431  $  51,160,104  $  49,659,699  $  53,996,736  $  57,141,780  $ 55,596,994
====================================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of year     $     (44,697) $    (100,466) $      68,404  $     (24,148) $    (109,173) $    (83,424)
====================================================================================================================================

                                 See accompanying notes to financial statements.

-----
  84
-----

    | Statement of
    | CASH FLOWS

                            Year Ended April 30, 2008

                                                                                     Pennsylvania
                                                                                       Investment
                                                                                          Quality
                                                                                            (NQP)
--------------------------------------------------------------------------------------------------
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations    $ (2,637,647)
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
   Purchases of investments                                                           (77,517,382)
   Proceeds from sales and maturities of investments                                   86,446,049
   Cash settlement of forward swaps                                                    (1,940,455)
   Proceeds from (purchase of) short-term investments, net                                  1,771
   Amortization/(Accretion) of premiums and discounts, net                                357,503
   (Increase) Decrease in receivable for interest                                          77,066
   (Increase) Decrease in receivable for investments sold                               8,903,451
   (Increase) Decrease in other assets                                                     (2,130)
   Increase (Decrease) in payable for investments purchased                            (6,229,005)
   Increase (Decrease) in accrued management fees                                          (7,089)
   Increase (Decrease) in accrued other liabilities                                         3,787
   Increase (Decrease) in Preferred share dividends payable                                 8,768
   Net realized (gain) loss from investments                                              700,898
   Net realized (gain) loss from forward swaps                                          1,940,455
   Change in net unrealized (appreciation) depreciation of investments                 11,038,711
   Change in net unrealized (appreciation) depreciation of forward swaps                 (340,646)
--------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                                 20,804,105
--------------------------------------------------------------------------------------------------

Cash Flows from Financing Activities:
Increase (Decrease) in floating rate obligations                                       (7,045,000)
Increase (Decrease) in cash overdraft balance                                            (376,957)
Cash distributions paid to Common shareholders                                         (9,880,785)
Cost of Common shares repurchased                                                      (1,853,014)
--------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities                                (19,155,756)
--------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Cash                                                         1,648,349
Cash at the beginning of year                                                                  --
--------------------------------------------------------------------------------------------------
Cash at the End of Year                                                              $  1,648,349
==================================================================================================

Supplemental Disclosure of Cash Flow Information

Cash paid for interest on floating rate obligations was $891,445.

                                 See accompanying notes to financial statements.

                                                                           -----
                                                                            85
                                                                           -----

| Notes to
| FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

The state funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ), Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ), Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ), Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ), Nuveen Pennsylvania Investment Quality Municipal Fund (NQP), Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY), Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM) and Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY) (collectively, the "Funds"). Common shares of New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ), Pennsylvania Investment Quality (NQP) and Pennsylvania Premium Income 2 (NPY) are traded on the New York Stock Exchange while Common shares of New Jersey Dividend Advantage (NXJ), New Jersey Dividend Advantage 2
(NUJ), Pennsylvania Dividend Advantage (NXM) and Pennsylvania Dividend Advantage 2 (NVY) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

In February 2007, the Board of Directors/Trustees of the Funds approved a change in the Funds' fiscal year end from June 30 to April 30.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. If the pricing service is unable to supply a price for a municipal bond or forward swap contract, each Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Directors/Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At April 30 2008, New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ), New Jersey Dividend Advantage (NXJ), New Jersey Dividend Advantage 2 (NUJ), Pennsylvania Investment Quality (NQP), Pennsylvania Premium Income 2 (NPY), Pennsylvania Dividend Advantage (NXM) and Pennsylvania Dividend Advantage 2 (NVY) had outstanding when-issued/delayed delivery purchase commitments of $1,912,800, $1,115,800, $557,900, $398,500, $2,189,220, $1,994,850, $434,775 and $496,155, respectively.

-----
  86
-----

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Effective October 31, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds' tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds' net assets or results of operations as of and during the fiscal year ended April 30, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                            New Jersey   New Jersey   New Jersey     New Jersey
                            Investment      Premium     Dividend       Dividend
                               Quality       Income    Advantage    Advantage 2
                                 (NQJ)        (NNJ)        (NXJ)          (NUJ)
--------------------------------------------------------------------------------
Number of shares:
   Series M                      3,200           --           --             --
   Series T                         --          624        1,920             --
   Series W                         --        1,440           --          1,380
   Series TH                     2,000        1,600           --             --
   Series F                      1,280           --           --             --
--------------------------------------------------------------------------------
Total                            6,480        3,664        1,920          1,380
================================================================================

                                                                          -----
                                                                           87
                                                                          -----

 | Notes to
 | FINANCIAL STATEMENTS (continued)

                           Pennsylvania   Pennsylvania   Pennsylvania   Pennsylvania
                             Investment        Premium       Dividend       Dividend
                                Quality       Income 2      Advantage    Advantage 2
                                  (NQP)          (NPY)          (NXM)          (NVY)
-------------------------------------------------------------------------------------
Number of shares:
   Series M                          --            844             --          1,140
   Series T                         880             --          1,000             --
   Series W                       2,400             --             --             --
   Series TH                      2,000          2,080             --             --
   Series F                          --          1,800             --             --
-------------------------------------------------------------------------------------
Total                             5,280          4,724          1,000          1,140
=====================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.

These developments generally do not affect the management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may be lower than they otherwise would have been.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). A Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates, as well as any shortfalls in interest cash flows. The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater, recourse trust or credit recovery swap is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an

-----
  88
-----
inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as "Interest expense on floating rate obligations" in the Statement of Operations.

During the fiscal year ended April 30, 2008, New Jersey Investment Quality
(NQJ), New Jersey Premium Income (NNJ), New Jersey Dividend Advantage (NXJ), Pennsylvania Investment Quality (NQP), Pennsylvania Premium Income 2 (NPY), Pennsylvania Dividend Advantage (NXM) and Pennsylvania Dividend Advantage 2
(NVY) invested in externally deposited inverse floaters and/or self-deposited inverse floaters. New Jersey Dividend Advantage 2 (NUJ) did not invest in any such instruments during the fiscal year ended April 30, 2008.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended April 30, 2008, were as follows:

                                          Pennsylvania   Pennsylvania   Pennsylvania   Pennsylvania
                                            Investment        Premium       Dividend       Dividend
                                               Quality       Income 2      Advantage    Advantage 2
                                                 (NQP)          (NPY)          (NXM)          (NVY)
----------------------------------------------------------------------------------------------------
Average floating rate obligations         $ 25,880,205   $ 16,358,962   $  1,486,475   $  1,652,678
Average annual interest rate and fees             3.44%          3.55%          3.62%          3.62%
====================================================================================================

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. Pennsylvania Dividend Advantage (NXM) and Pennsylvania Dividend Advantage 2 (NVY) were the only Funds that did not invest in forward interest rate swap transactions during the fiscal year ended April 30, 2008.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

                                                                           -----
                                                                            89
                                                                           -----

| Notes to
| FINANCIAL STATEMENTS (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

On July 10, 2007, the Board of Trustees of Pennsylvania Investment Quality (NQP) and Pennsylvania Premium Income 2 (NPY) approved an open-market share repurchase program, as part of a broad, ongoing effort designed to support the market prices of the Funds' Common shares. Under the terms of the new program, each Fund may repurchase up to 10% of its outstanding Common shares.

Transactions in Common shares were as follows:

                                                                      New Jersey                             New Jersey
                                                               Investment Quality (NQJ)                 Premium Income (NNJ)
                                                         ------------------------------------   ------------------------------------
                                                                      Ten Months                             Ten Months
                                                         Year Ended        Ended   Year Ended   Year Ended        Ended   Year Ended
                                                            4/30/08      4/30/07      6/30/06      4/30/08      4/30/07      6/30/06
------------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to reinvestment of
     distributions                                               --           --       39,742           --           --       10,167
   Repurchased                                                   --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Weighted average price per Common share repurchased              --           --           --           --           --           --
Weighted average discount per Common share repurchased           --           --           --           --           --           --
====================================================================================================================================

                                                                   New Jersey                                New Jersey
                                                               Dividend Advantage (NXJ)              Dividend Advantage 2 (NUJ)
                                                         ------------------------------------   ------------------------------------
                                                                      Ten Months                             Ten Months
                                                         Year Ended        Ended   Year Ended   Year Ended        Ended   Year Ended
                                                            4/30/08      4/30/07      6/30/06      4/30/08      4/30/07      6/30/06
------------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to reinvestment of
     distributions                                            2,302       10,642        7,907        1,545        4,764        6,973
   Repurchased                                                   --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Weighted average price per Common share repurchased              --           --           --           --           --           --
Weighted average discount per Common share repurchased           --           --           --           --           --           --
====================================================================================================================================

                                                                     Pennsylvania                           Pennsylvania
                                                               Investment Quality (NQP)                Premium Income 2 (NPY)
                                                         ------------------------------------   ------------------------------------
                                                                      Ten Months                             Ten Months
                                                         Year Ended        Ended   Year Ended   Year Ended        Ended   Year Ended
                                                            4/30/08      4/30/07      6/30/06      4/30/08      4/30/07      6/30/06
------------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to reinvestment of
     distributions                                               --           --           --           --           --        9,155
   Repurchased                                             (139,900)          --           --     (156,100)          --           --
------------------------------------------------------------------------------------------------------------------------------------
Weighted average price per Common share repurchased      $    13.23           --           --   $    12.92           --           --
Weighted average discount per Common share repurchased         9.64%          --           --         8.93%          --           --
====================================================================================================================================

-----
  90
-----

                                                                     Pennsylvania                           Pennsylvania
                                                               Dividend Advantage (NXM)              Dividend Advantage 2 (NVY)
                                                         ------------------------------------   ------------------------------------
                                                                      Ten Months                             Ten Months
                                                         Year Ended        Ended   Year Ended   Year Ended        Ended   Year Ended
                                                            4/30/08      4/30/07      6/30/06      4/30/08      4/30/07      6/30/06
------------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to reinvestment of
     distributions                                            1,846        9,600       12,400          626          393           --
   Repurchased                                                   --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Weighted average price per Common share repurchased              --           --           --           --           --           --
Weighted average discount per Common share repurchased           --           --           --           --           --           --
====================================================================================================================================

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended April 30, 2008, were as follows:

                               New Jersey     New Jersey     New Jersey     New Jersey
                               Investment        Premium       Dividend       Dividend
                                  Quality         Income      Advantage    Advantage 2
                                    (NQJ)          (NNJ)          (NXJ)          (NUJ)
--------------------------------------------------------------------------------------
Purchases                    $ 78,341,126   $ 52,062,150   $ 24,414,821   $ 15,975,543
Sales and maturities           77,406,899     52,675,657     24,578,717     16,444,593
======================================================================================

                             Pennsylvania   Pennsylvania   Pennsylvania   Pennsylvania
                               Investment        Premium       Dividend       Dividend
                                  Quality       Income 2      Advantage    Advantage 2
                                    (NQP)          (NPY)          (NXM)          (NVY)
--------------------------------------------------------------------------------------
Purchases                    $ 77,517,382   $ 94,750,926   $ 15,286,409   $ 22,867,093
Sales and maturities           86,446,049    116,777,363     16,033,142     22,746,248
======================================================================================

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No.140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At April 30, 2008, the cost of investments was as follows:

                               New Jersey     New Jersey     New Jersey     New Jersey
                               Investment        Premium       Dividend       Dividend
                                  Quality         Income      Advantage    Advantage 2
                                    (NQJ)          (NNJ)          (NXJ)          (NUJ)
--------------------------------------------------------------------------------------
Cost of investments          $446,254,322   $259,681,873   $139,607,365   $ 97,509,864
======================================================================================

                             Pennsylvania   Pennsylvania   Pennsylvania   Pennsylvania
                               Investment        Premium       Dividend       Dividend
                                  Quality       Income 2      Advantage    Advantage 2
                                    (NQP)          (NPY)          (NXM)          (NVY)
--------------------------------------------------------------------------------------
Cost of investments          $354,057,004   $323,829,634   $ 71,702,443   $ 81,887,847
======================================================================================

                                                                           -----
                                                                            91
                                                                           -----

| Notes to
| FINANCIAL STATEMENTS (continued)

Gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 2008, were as follows:

                                                              New Jersey     New Jersey     New Jersey     New Jersey
                                                              Investment        Premium       Dividend       Dividend
                                                                 Quality         Income      Advantage    Advantage 2
                                                                    (NQJ)          (NNJ)          (NXJ)          (NUJ)
----------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                             $  9,739,080   $  7,674,004   $  2,984,847   $  2,217,630
   Depreciation                                               (9,045,559)    (4,589,951)    (2,976,746)    (1,894,639)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments   $    693,521   $  3,084,053   $      8,101   $    322,991
--------------------------------------================================================================================

                                                            Pennsylvania   Pennsylvania   Pennsylvania   Pennsylvania
                                                              Investment        Premium       Dividend       Dividend
                                                                 Quality       Income 2      Advantage    Advantage 2
                                                                    (NQP)          (NPY)          (NXM)          (NVY)
----------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                             $ 12,951,067   $  9,097,805   $  2,342,435   $  2,757,729
   Depreciation                                               (6,329,954)    (6,833,653)    (1,273,757)    (1,577,445)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments   $  6,621,113   $  2,264,152   $  1,068,678   $  1,180,284
--------------------------------------================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at April 30, 2008, the Funds' tax year end, were as follows:

                                                              New Jersey     New Jersey     New Jersey     New Jersey
                                                              Investment        Premium       Dividend       Dividend
                                                                 Quality         Income      Advantage    Advantage 2
                                                                    (NQJ)          (NNJ)          (NXJ)          (NUJ)
----------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                        $   864,838      $ 450,899      $  71,016      $ 319,006
Undistributed net ordinary income **                           1,237,909        516,439        346,098        182,576
Undistributed net long-term capital gains                      1,336,555        885,534        144,716        265,912
======================================================================================================================

                                                            Pennsylvania   Pennsylvania   Pennsylvania   Pennsylvania
                                                              Investment        Premium       Dividend       Dividend
                                                                 Quality       Income 2      Advantage    Advantage 2
                                                                    (NQP)          (NPY)          (NXM)          (NVY)
----------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                          $ 626,146      $ 610,618      $ 109,462      $ 167,649
Undistributed net ordinary income **                                  --         37,787             --             --
Undistributed net long-term capital gains                             --             --             --         20,215
--------------------------------------================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on April 1, 2008, paid on May 1, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

-----
  92
-----

The tax character of distributions paid during the Funds' tax year ended April 30, 2008, ten months ended April 30, 2007, and during the tax year ended June 30, 2006, was designated for purposes of the dividends paid deduction as follows:

                                                              New Jersey     New Jersey     New Jersey     New Jersey
                                                              Investment        Premium       Dividend       Dividend
                                                                 Quality         Income      Advantage    Advantage 2
Year Ended April 30, 2008                                           (NQJ)          (NNJ)          (NXJ)          (NUJ)
----------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***                 $ 18,776,382   $ 10,955,180    $ 6,276,949   $  4,206,447
Distributions from net ordinary income **                             --         12,727             --            886
Distributions from net long-term capital gains ****              837,918        673,257        230,127        899,123
======================================================================================================================

                                                            Pennsylvania   Pennsylvania   Pennsylvania   Pennsylvania
                                                              Investment        Premium       Dividend       Dividend
                                                                 Quality       Income 2      Advantage    Advantage 2
Year Ended April 30, 2008                                           (NQP)          (NPY)          (NXM)          (NVY)
----------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***                 $ 15,335,512   $ 13,821,804    $ 3,228,981    $ 3,634,945
Distributions from net ordinary income **                             --             --             --             --
Distributions from net long-term capital gains****                    --        955,818        226,011        243,281
======================================================================================================================

                                                              New Jersey     New Jersey     New Jersey     New Jersey
                                                              Investment        Premium       Dividend       Dividend
                                                                 Quality         Income      Advantage    Advantage 2
Ten Months Ended April 30, 2007                                     (NQJ)          (NNJ)          (NXJ)          (NUJ)
----------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                    $ 15,443,038    $ 9,395,450    $ 5,456,484    $ 3,895,191
Distributions from net ordinary income **                             --          3,495             --            127
Distributions from net long-term capital gains                   868,829        151,396         42,483         18,210
======================================================================================================================

                                                            Pennsylvania   Pennsylvania   Pennsylvania   Pennsylvania
                                                              Investment        Premium       Dividend       Dividend
                                                                 Quality       Income 2      Advantage    Advantage 2
Ten Months Ended April 30, 2007                                     (NQP)          (NPY)          (NXM)          (NVY)
----------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                    $ 12,242,231   $ 12,079,079    $ 2,880,245    $ 3,111,211
Distributions from net ordinary income **                             --             --             --             --
Distributions from net long-term capital gains                        --             --             --        113,126
======================================================================================================================

                                                              New Jersey     New Jersey     New Jersey     New Jersey
                                                              Investment        Premium       Dividend       Dividend
                                                                 Quality         Income      Advantage    Advantage 2
Year Ended June 30, 2006                                            (NQJ)          (NNJ)          (NXJ)          (NUJ)
----------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                    $ 20,266,148   $ 11,621,963    $ 6,701,392    $ 4,803,247
Distributions from net ordinary income **                             --          9,989             --            124
Distributions from net long-term capital gains                 5,517,595      4,174,209        760,117        482,233
======================================================================================================================

                                                            Pennsylvania   Pennsylvania   Pennsylvania   Pennsylvania
                                                              Investment        Premium       Dividend       Dividend
                                                                 Quality       Income 2      Advantage    Advantage 2
Year Ended June 30, 2006                                            (NQP)          (NPY)          (NXM)          (NVY)
----------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                    $ 15,205,803   $ 15,141,147    $ 3,570,220    $ 3,664,279
Distributions from net ordinary income **                          8,580         41,520             --             --
Distributions from net long-term capital gains                 1,984,315      3,816,421        357,090        410,598
======================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended April 30, 2008, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended April 30, 2008.

                                                                           -----
                                                                            93
                                                                           -----

| Notes to
| FINANCIAL STATEMENTS (continued)

At April 30, 2008, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                               Pennsylvania   Pennsylvania
                                                                                                 Investment        Premium
                                                                                                    Quality       Income 2
                                                                                                      (NQP)          (NPY)
--------------------------------------------------------------------------------------------------------------------------
Expiration:
   April 30, 2014                                                                              $    124,650   $         --
   April 30, 2015                                                                                   170,887             --
   April 30, 2016                                                                                   217,013        840,338
--------------------------------------------------------------------------------------------------------------------------
Total                                                                                          $    512,550   $    840,338
==========================================================================================================================

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2007 through April 30, 2008, the Funds' tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

                                                                                Pennsylvania   Pennsylvania   Pennsylvania
                                                                                  Investment        Premium       Dividend
                                                                                     Quality       Income 2      Advantage
                                                                                       (NQP)          (NPY)          (NXM)
--------------------------------------------------------------------------------------------------------------------------
                                                                                $  2,297,704   $    659,889   $    116,226
==========================================================================================================================

5. Management Fees and Other Transactions with Affiliates

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                                                                       New Jersey Investment Quality (NQJ)
                                                                                           New Jersey Premium Income (NNJ)
                                                                                     Pennsylvania Investment Quality (NQP)
                                                                                       Pennsylvania Premium Income 2 (NPY)
Average Daily Net Assets (including net assets attributable to Preferred shares)                       Fund-Level Fee Rate
--------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                          .4500%
For the next $125 million                                                                                           .4375
For the next $250 million                                                                                           .4250
For the next $500 million                                                                                           .4125
For the next $1 billion                                                                                             .4000
For the next $3 billion                                                                                             .3875
For net assets over $5 billion                                                                                      .3750
==========================================================================================================================

-----
  94
-----

                                                                                       New Jersey Dividend Advantage (NXJ)
                                                                                     New Jersey Dividend Advantage 2 (NUJ)
                                                                                     Pennsylvania Dividend Advantage (NXM)
                                                                                   Pennsylvania Dividend Advantage 2 (NVY)
Average Daily Net Assets (including net assets attributable to Preferred shares)                       Fund-Level Fee Rate
--------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                          .4500%
For the next $125 million                                                                                           .4375
For the next $250 million                                                                                           .4250
For the next $500 million                                                                                           .4125
For the next $1 billion                                                                                             .4000
For net assets over $2 billion                                                                                      .3750
==========================================================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of April 30, 2008, the complex-level fee rate was .1855%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)                                                Effective Rate at Breakpoint Level
--------------------------------------------------------------------------------------------------------------------------
$55 billion                                                                                                         .2000%
$56 billion                                                                                                         .1996
$57 billion                                                                                                         .1989
$60 billion                                                                                                         .1961
$63 billion                                                                                                         .1931
$66 billion                                                                                                         .1900
$71 billion                                                                                                         .1851
$76 billion                                                                                                         .1806
$80 billion                                                                                                         .1773
$91 billion                                                                                                         .1691
$125 billion                                                                                                        .1599
$200 billion                                                                                                        .1505
$250 billion                                                                                                        .1469
$300 billion                                                                                                        .1445
==========================================================================================================================

Prior to August 20, 2007, the complex-level fee schedule was as follows:

Complex-Level Asset Breakpoint Level (1)                                                Effective Rate at Breakpoint Level
--------------------------------------------------------------------------------------------------------------------------
$55 billion                                                                                                         .2000%
$56 billion                                                                                                         .1996
$57 billion                                                                                                         .1989
$60 billion                                                                                                         .1961
$63 billion                                                                                                         .1931
$66 billion                                                                                                         .1900
$71 billion                                                                                                         .1851
$76 billion                                                                                                         .1806
$80 billion                                                                                                         .1773
$91 billion                                                                                                         .1698
$125 billion                                                                                                        .1617
$200 billion                                                                                                        .1536
$250 billion                                                                                                        .1509
$300 billion                                                                                                        .1490
==========================================================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

                                                                           -----
                                                                            95
                                                                           -----

| Notes to
| FINANCIAL STATEMENTS (continued)

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of New Jersey Dividend Advantage's (NXJ) and Pennsylvania Dividend Advantage's (NXM) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

Year Ending                                    Year Ending
March 31,                                      March 31,
--------------------------------------------------------------------------------
2001*                      .30%                2007                        .25%
2002                       .30                 2008                        .20
2003                       .30                 2009                        .15
2004                       .30                 2010                        .10
2005                       .30                 2011                        .05
2006                       .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse New Jersey Dividend Advantage (NXJ) and Pennsylvania Dividend Advantage (NXM) for any portion of their fees and expenses beyond March 31, 2011.

For the first ten years of New Jersey Dividend Advantage 2's (NUJ) and Pennsylvania Dividend Advantage 2's (NVY) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

Year Ending                                    Year Ending
March 31,                                      March 31,
--------------------------------------------------------------------------------
2002*                      .30%                2008                        .25%
2003                       .30                 2009                        .20
2004                       .30                 2010                        .15
2005                       .30                 2011                        .10
2006                       .30                 2012                        .05
2007                       .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse New Jersey Dividend Advantage 2 (NUJ) and Pennsylvania Dividend Advantage 2 (NVY) for any portion of their fees and expenses beyond March 31, 2012.

As a result of certain trading errors that occurred during the fiscal year ended June 30, 2006, Pennsylvania Premium Income 2 (NPY) was reimbursed $27,169 by the Adviser to offset losses realized upon the disposal of investments purchased in violation of investment restrictions.

-----
  96
-----

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC ("Madison Dearborn"), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an "assignment" (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser, and resulted in the automatic termination of each Fund's agreement. The Board of Directors/Trustees of each Fund considered and approved a new investment management agreement with the Adviser on the same terms as the previous agreements. Each new ongoing agreement, was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect "affiliated person" (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch's affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

6. New Accounting Pronouncements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of April 30, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

                                                                           -----
                                                                            97
                                                                           -----

| Notes to
| FINANCIAL STATEMENTS (continued)

7. Subsequent Events

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on June 2, 2008, to shareholders of record on May 15, 2008, as follows:

                                     New Jersey     New Jersey     New Jersey     New Jersey
                                     Investment        Premium       Dividend       Dividend
                                        Quality         Income      Advantage    Advantage 2
                                          (NQJ)          (NNJ)          (NXJ)          (NUJ)
--------------------------------------------------------------------------------------------
Dividend per share                       $.0545         $.0545         $.0550         $.0575
============================================================================================

                                   Pennsylvania   Pennsylvania   Pennsylvania   Pennsylvania
                                     Investment        Premium       Dividend       Dividend
                                        Quality       Income 2      Advantage    Advantage 2
                                          (NQP)          (NPY)          (NXM)          (NVY)
--------------------------------------------------------------------------------------------
Dividend per share                       $.0550         $.0495         $.0570        $.0575
============================================================================================

Auction Rate Preferred Shares (ARPS)

On June 11, 2008, Nuveen announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as inverse floating rate securities or inverse floaters, to refinance a portion of the funds' outstanding ARPS, whose auctions have been failing for several months, including an initial phase of approximately $1 billion in forty-one funds. Of this amount, Nuveen expects that approximately $560 million in ARPS redemption notices will be issued shortly for thirteen funds.

-----
  98
-----

| Financial
| HIGHLIGHTS

                                                                           -----
                                                                            99
                                                                           -----

    | Financial
    | HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

                                                                          Investment Operations
                                                  --------------------------------------------------------------
                                                                           Distributions  Distributions
                                                                                from Net           from
                                       Beginning                              Investment        Capital
                                          Common                      Net      Income to       Gains to
                                           Share         Net    Realized/      Preferred      Preferred
                                       Net Asset  Investment   Unrealized         Share-         Share-
                                           Value      Income  Gain (Loss)       holders+       holders+    Total
-----------------------------------------------------------------------------------------------------------------
New Jersey Investment Quality (NQJ)
-----------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                                     $ 14.96       $ .92       $(.67)        $ (.26)        $ (.01)  $  (.02)
2007(b)                                    14.53         .75         .47           (.20)          (.01)     1.01
Year Ended 6/30:
2006                                       15.61         .91        (.75)          (.18)          (.03)     (.05)
2005                                       14.69         .95        1.13           (.10)          (.01)     1.97
2004                                       15.65        1.01        (.75)          (.05)          (.01)      .20
2003                                       15.07        1.05         .61           (.07)          (.01)     1.58

New Jersey Premium Income (NNJ)
-----------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                                       15.23         .90        (.53)          (.25)          (.01)      .11
2007(b)                                    14.79         .74         .49           (.20)            --**    1.03
Year Ended 6/30:
2006                                       16.05         .90        (.85)          (.17)          (.04)     (.16)
2005                                       15.35         .94        1.01           (.10)          (.01)     1.84
2004                                       16.28         .99        (.79)          (.05)          (.01)      .14
2003                                       15.60        1.04         .63           (.07)            --      1.60
=================================================================================================================
                                             Less Distributions
                                       ------------------------------
                                              Net                         Offering
                                       Investment   Capital              Costs and     Ending
                                        Income to  Gains to              Preferred     Common
                                           Common    Common                  Share      Share   Ending
                                           Share-    Share-           Underwriting  Net Asset   Market
                                          holders   holders     Total    Discounts      Value    Value
-------------------------------------------------------------------------------------------------------
New Jersey Investment Quality (NQJ)
-------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                                     $  (.65)    $(.03)  $  (.68)         $ --    $ 14.26  $ 13.09
2007(b)                                     (.55)     (.03)     (.58)           --      14.96    14.30
Year Ended 6/30:
2006                                        (.79)     (.24)    (1.03)           --      14.53    13.70
2005                                        (.94)     (.11)    (1.05)           --      15.61    15.25
2004                                        (.96)     (.20)    (1.16)           --      14.69    14.19
2003                                        (.93)     (.07)    (1.00)           --      15.65    15.94

New Jersey Premium Income (NNJ)
-------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                                        (.66)     (.04)     (.70)           --      14.64    13.48
2007(b)                                     (.58)     (.01)     (.59)           --      15.23    15.12
Year Ended 6/30:
2006                                        (.79)     (.31)    (1.10)           --      14.79    14.16
2005                                        (.92)     (.22)    (1.14)           --      16.05    15.76
2004                                        (.94)     (.13)    (1.07)           --      15.35    14.19
2003                                        (.92)       --      (.92)           --      16.28    16.10
=======================================================================================================
                                                                  Total Returns
                                                            -------------------------
                                                                             Based
                                                                                on
                                                              Based         Common
                                                                 on      Share Net
                                                             Market          Asset
                                                              Value***       Value***
-------------------------------------------------------------------------------------
New Jersey Investment Quality (NQJ)
-------------------------------------------------------------------------------------
Year Ended 4/30:
2008                                                          (3.64)%         (.08)%
2007(b)                                                        8.75           7.05
Year Ended 6/30:
2006                                                          (3.62)          (.31)
2005                                                          15.13          13.81
2004                                                          (4.09)          1.26
2003                                                          11.68          10.72

New Jersey Premium Income (NNJ)
-------------------------------------------------------------------------------------
Year Ended 4/30:
2008                                                          (6.18)           .77
2007(b)                                                       11.10           7.03
Year Ended 6/30:
2006                                                          (3.36)         (1.04)
2005                                                          19.43          12.31
2004                                                          (5.65)           .85
2003                                                          10.18          10.48
=====================================================================================
                                                                 Ratios/Supplemental Data
                     ---------------------------------------------------------------------------------------------------------------
                                          Ratios to Average Net Assets               Ratios to Average Net Assets
                                           Applicable to Common Shares               Applicable to Common Shares
                                           Before Credit/Reimbursement              After Credit/Reimbursement****
                                    ----------------------------------------   ----------------------------------------
                           Ending
                              Net
                           Assets
                       Applicable    Expenses       Expenses             Net    Expenses       Expenses             Net   Portfolio
                        to Common   Including      Excluding      Investment   Including      Excluding      Investment    Turnover
                     Shares (000)    Interest++(a)  Interest++(a)     Income++  Interest++(a)  Interest++(a)     Income++      Rate
------------------------------------------------------------------------------------------------------------------------------------
New Jersey Investment Quality (NQJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                    $ 292,194        1.23%          1.23%           6.30%       1.21%          1.21%           6.31%         17%
2007(b)                   306,402        1.20*          1.20*           6.04*       1.19*          1.19*           6.06*          7
Year Ended 6/30:
2006                      297,539        1.21           1.21            6.05        1.19           1.19            6.08          17
2005                      319,083        1.21           1.21            6.22        1.20           1.20            6.23          15
2004                      299,671        1.21           1.21            6.64        1.21           1.21            6.64          19
2003                      316,970        1.22           1.22            6.80        1.22           1.22            6.81          12

New Jersey Premium Income (NNJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                      176,374        1.24           1.24            6.04        1.23           1.23            6.04          19
2007(b)                   183,540        1.21*          1.21*           5.83*       1.20*          1.20*           5.84*          6
Year Ended 6/30:
2006                      178,199        1.19           1.19            5.81        1.18           1.18            5.83          12
2005                      193,182        1.18           1.18            5.91        1.17           1.17            5.92          21
2004                      184,753        1.18           1.18            6.23        1.18           1.18            6.23          23
2003                      195,568        1.20           1.20            6.48        1.20           1.20            6.48          13
====================================================================================================================================

                                                                               Floating Rate Obligations
                                         Preferred Shares at End of Period          at End of Period
                                       -------------------------------------   --------------------------
                                         Aggregate   Liquidation                 Aggregate
                                            Amount    and Market       Asset        Amount         Asset
                                       Outstanding         Value    Coverage   Outstanding      Coverage
                                             (000)     Per Share   Per Share         (000)    Per $1,000
---------------------------------------------------------------------------------------------------------
New Jersey Investment Quality (NQJ)
---------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                                     $ 162,000      $ 25,000    $ 70,092      $     --     $      --
2007(b)                                    162,000        25,000      72,284            --            --
Year Ended 6/30:
2006                                       162,000        25,000      70,917            --            --
2005                                       162,000        25,000      74,241            --            --
2004                                       162,000        25,000      71,246            --            --
2003                                       162,000        25,000      73,915            --            --

New Jersey Premium Income (NNJ)
---------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                                        91,600        25,000      73,137            --            --
2007(b)                                     91,600        25,000      75,093            --            --
Year Ended 6/30:
2006                                        91,600        25,000      73,635            --            --
2005                                        91,600        25,000      77,724            --            --
2004                                        91,600        25,000      75,424            --            --
2003                                        91,600        25,000      78,376            --            --
=========================================================================================================

*     Annualized.

** Distributions from Capital Gains to Preferred Shareholders rounds to less than $.01 per share.

*** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

****  After custodian fee credit and expense reimbursement, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the ten months ended April 30, 2007.

                                 See accompanying notes to financial statements.

                                ----------------
                                 100-101 spread
                                ----------------

    | Financial
    | HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                                       Investment Operations
                                                    -------------------------------------------------------------------
                                                                               Distributions   Distributions
                                                                                    from Net            from
                                        Beginning                                 Investment         Capital
                                           Common                        Net       Income to        Gains to
                                            Share          Net     Realized/       Preferred       Preferred
                                        Net Asset   Investment    Unrealized          Share-          Share-
                                            Value       Income   Gain (Loss)         holders+        holders+    Total
-----------------------------------------------------------------------------------------------------------------------
New Jersey Dividend Advantage (NXJ)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                                      $ 15.09       $  .94        $ (.80)         $ (.25)         $ (.01)  $  (.12)
2007(b)                                     14.68          .78           .47            (.19)             --**    1.06
Year Ended 6/30:
2006                                        15.63          .95          (.77)           (.18)           (.01)     (.01)
2005                                        14.59          .98          1.09            (.10)             --      1.97
2004                                        15.35         1.00          (.77)           (.05)             --       .18
2003                                        14.38         1.04           .86            (.07)             --      1.83

New Jersey Dividend Advantage 2 (NUJ)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                                        15.31          .97          (.79)           (.23)           (.05)     (.10)
2007(b)                                     14.87          .83           .47            (.20)             --**    1.10
Year Ended 6/30:
2006                                        15.79          .99          (.76)           (.19)           (.01)      .03
2005                                        14.62         1.00          1.25            (.11)             --      2.14
2004                                        15.44         1.03          (.82)           (.06)             --       .15
2003                                        14.46         1.05           .96            (.08)             --      1.93
=======================================================================================================================
                                              Less Distributions
                                        ------------------------------
                                               Net                           Offering
                                        Investment    Capital               Costs and      Ending
                                         Income to   Gains to               Preferred      Common
                                            Common     Common                   Share       Share    Ending
                                            Share-     Share-            Underwriting   Net Asset    Market
                                           holders    holders    Total      Discounts       Value     Value
------------------------------------------------------------------------------------------------------------
New Jersey Dividend Advantage (NXJ)
------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                                        $ (.68)    $ (.03)  $ (.71)         $  --     $ 14.26   $ 13.11
2007(b)                                       (.64)      (.01)    (.65)            --       15.09     15.75
Year Ended 6/30:
2006                                          (.84)      (.10)    (.94)            --       14.68     14.35
2005                                          (.93)        --     (.93)            --       15.63     15.38
2004                                          (.94)        --     (.94)            --       14.59     13.63
2003                                          (.87)        --     (.87)           .01       15.35     15.30

New Jersey Dividend Advantage 2 (NUJ)
------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                                          (.71)      (.15)    (.86)            --       14.35     13.59
2007(b)                                       (.66)        --**   (.66)            --       15.31     16.50
Year Ended 6/30:
2006                                          (.86)      (.09)    (.95)            --       14.87     14.90
2005                                          (.92)      (.05)    (.97)            --       15.79     15.90
2004                                          (.92)      (.05)    (.97)            --       14.62     13.74
2003                                          (.92)      (.03)    (.95)            --       15.44     15.40
============================================================================================================
                                                                 Total Returns
                                                            -------------------------
                                                                             Based
                                                                                on
                                                              Based         Common
                                                                 on      Share Net
                                                             Market          Asset
                                                              Value***       Value***
-------------------------------------------------------------------------------------
New Jersey Dividend Advantage (NXJ)
-------------------------------------------------------------------------------------
Year Ended 4/30:
2008                                                         (12.31)%         (.81)%
2007(b)                                                       14.37           7.26
Year Ended 6/30:
2006                                                           (.78)          (.05)
2005                                                          19.97          13.80
2004                                                          (5.13)          1.20
2003                                                          15.09          13.18

New Jersey Dividend Advantage 2 (NUJ)
-------------------------------------------------------------------------------------
Year Ended 4/30:
2008                                                         (12.41)          (.60)
2007(b)                                                       15.40           7.50
Year Ended 6/30:
2006                                                           (.49)           .25
2005                                                          23.39          15.00
2004                                                          (4.81)          1.02
2003                                                           9.14          13.74
=====================================================================================
                                                                 Ratios/Supplemental Data
                     ---------------------------------------------------------------------------------------------------------------
                                          Ratios to Average Net Assets               Ratios to Average Net Assets
                                           Applicable to Common Shares               Applicable to Common Shares
                                           Before Credit/Reimbursement              After Credit/Reimbursement****
                                    ----------------------------------------   ----------------------------------------
                           Ending
                              Net
                           Assets
                       Applicable    Expenses       Expenses             Net    Expenses       Expenses             Net   Portfolio
                        to Common   Including      Excluding      Investment   Including      Excluding      Investment    Turnover
                     Shares (000)    Interest++(a)  Interest++(a)     Income++  Interest++(a)  Interest++(a)     Income++      Rate
------------------------------------------------------------------------------------------------------------------------------------
New Jersey Dividend Advantage (NXJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                    $  93,762        1.20%          1.20%           6.10%        .89%           .89%           6.41%         17%
2007(b)                    99,203        1.20*          1.20*           5.85*        .83*           .83*           6.23*          9
Year Ended 6/30:
2006                       96,378        1.19           1.19            5.83         .75            .75            6.28          16
2005                      102,502        1.19           1.19            5.94         .74            .74            6.39          17
2004                       95,651        1.20           1.20            6.26         .74            .74            6.71          11
2003                      100,502        1.19           1.19            6.56         .74            .74            7.01           8

New Jersey Dividend Advantage 2 (NUJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                       64,904        1.25           1.25            6.16         .85            .85            6.56          16
2007(b)                    69,238        1.24*          1.24*           6.03*        .78*           .78*           6.49*         11
Year Ended 6/30:
2006                       67,150        1.23           1.23            5.99         .76            .76            6.47          13
2005                       71,231        1.23           1.23            6.09         .77            .77            6.54          11
2004                       65,919        1.25           1.25            6.41         .79            .79            6.87          11
2003                       69,616        1.23           1.23            6.53         .76            .76            7.00          12
====================================================================================================================================

                                                                                Floating Rate Obligations
                                          Preferred Shares at End of Period         at End of Period
                                        -------------------------------------   --------------------------
                                          Aggregate   Liquidation                 Aggregate
                                             Amount    and Market       Asset        Amount         Asset
                                        Outstanding         Value    Coverage   Outstanding      Coverage
                                              (000)     Per Share   Per Share         (000)    Per $1,000
----------------------------------------------------------------------------------------------------------
New Jersey Dividend Advantage (NXJ)
----------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                                       $ 48,000      $ 25,000    $ 73,834          $ --          $ --
2007(b)                                      48,000        25,000      76,668            --            --
Year Ended 6/30:
2006                                         48,000        25,000      75,197            --            --
2005                                         48,000        25,000      78,386            --            --
2004                                         48,000        25,000      74,818            --            --
2003                                         48,000        25,000      77,345            --            --

New Jersey Dividend Advantage 2 (NUJ)
----------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                                         34,500        25,000      72,032            --            --
2007(b)                                      34,500        25,000      75,172            --            --
Year Ended 6/30:
2006                                         34,500        25,000      73,659            --            --
2005                                         34,500        25,000      76,617            --            --
2004                                         34,500        25,000      72,767            --            --
2003                                         34,500        25,000      75,446            --            --
==========================================================================================================

*     Annualized.

** Distributions from Capital Gains to Preferred Shareholders and Distributions from Capital Gains to Common Shareholders rounds to less than $.01 per share.

*** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

****  After custodian fee credit and expense reimbursement, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the ten months ended April 30, 2007.

                                 See accompanying notes to financial statements.

                                ----------------
                                 102-103 spread
                                ----------------

    | Financial
    | HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                                          Investment Operations
                                                    ------------------------------------------------------------------
                                                                               Distributions   Distributions
                                                                                    from Net            from
                                        Beginning                                 Investment         Capital
                                           Common                        Net       Income to        Gains to
                                            Share          Net     Realized/       Preferred       Preferred
                                        Net Asset   Investment    Unrealized          Share-          Share-
                                            Value       Income   Gain (Loss)         holders+        holders+   Total
----------------------------------------------------------------------------------------------------------------------
Pennsylvania Investment Quality (NQP)
----------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                                      $ 15.19       $  .95        $ (.80)         $ (.29)         $   --   $ (.14)
2007(b)                                     14.71          .77           .47            (.23)             --     1.01
Year Ended 6/30:
2006                                        15.73          .90          (.87)           (.21)           (.02)    (.20)
2005                                        14.92          .92          1.05            (.12)           (.01)    1.84
2004                                        15.91          .98          (.98)           (.06)             --     (.06)
2003                                        14.70         1.02          1.19            (.09)             --     2.12

Pennsylvania Premium Income 2 (NPY)
----------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                                        14.70          .90          (.93)           (.26)           (.02)    (.31)
2007(b)                                     14.22          .74           .50            (.21)             --     1.03
Year Ended 6/30:
2006                                        15.32          .89          (.80)           (.18)           (.03)    (.12)
2005                                        14.74          .92           .88            (.10)           (.01)    1.69
2004                                        15.65          .98          (.77)           (.05)           (.01)     .15
2003                                        14.83         1.04           .79            (.08)             --     1.75
======================================================================================================================
                                               Less Distributions
                                        -------------------------------
                                               Net                            Offering
                                        Investment    Capital                Costs and      Ending
                                         Income to   Gains to                Preferred      Common
                                            Common     Common                    Share       Share    Ending
                                            Share-     Share-             Underwriting   Net Asset    Market
                                           holders    holders     Total      Discounts       Value     Value
-------------------------------------------------------------------------------------------------------------
Pennsylvania Investment Quality (NQP)
-------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                                        $ (.66)    $   --   $  (.66)          $ --     $ 14.39   $ 13.10
2007(b)                                       (.53)        --      (.53)            --       15.19     14.01
Year Ended 6/30:
2006                                          (.71)      (.11)     (.82)            --       14.71     12.95
2005                                          (.89)      (.14)    (1.03)            --       15.73     15.16
2004                                          (.92)      (.01)     (.93)            --       14.92     13.58
2003                                          (.91)        --      (.91)            --       15.91     16.01

Pennsylvania Premium Income 2 (NPY)
-------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                                          (.61)      (.04)     (.65)            --       13.74     12.30
2007(b)                                       (.55)        --      (.55)            --       14.70     13.67
Year Ended 6/30:
2006                                          (.77)      (.21)     (.98)            --       14.22     12.96
2005                                          (.93)      (.18)    (1.11)            --       15.32     15.16
2004                                          (.95)      (.11)    (1.06)            --       14.74     13.84
2003                                          (.93)        --      (.93)            --       15.65     16.00
=============================================================================================================
                                                                       Total Returns
                                                                   ----------------------
                                                                                  Based
                                                                                     on
                                                                     Based       Common
                                                                        on    Share Net
                                                                    Market        Asset
                                                                     Value**      Value**
---------------------------------------------------------------------------------------------
Pennsylvania Investment Quality (NQP)
---------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                                                                 (1.78)%       (.92)%
2007(b)                                                              12.41         6.89
Year Ended 6/30:
2006                                                                 (9.47)       (1.34)
2005                                                                 19.53        12.67
2004                                                                 (9.73)        (.38)
2003                                                                 11.98        14.79

Pennsylvania Premium Income 2 (NPY)
---------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                                                                 (5.26)       (2.06)
2007(b)                                                               9.83         7.31
Year Ended 6/30:
2006                                                                 (8.42)        (.80)****
2005                                                                 17.79        11.80
2004                                                                 (7.22)         .94
2003                                                                 15.09        12.09
=============================================================================================
                                                               Ratios/Supplemental Data
                  ------------------------------------------------------------------------------------------------------------------
                                       Ratios to Average Net Assets                 Ratios to Average Net Assets
                                        Applicable to Common Shares                  Applicable to Common Shares
                                        Before Credit/Reimbursement                 After Credit/Reimbursement***
                                ------------------------------------------   ------------------------------------------
                        Ending
                           Net
                        Assets
                    Applicable   Expenses        Expenses              Net    Expenses        Expenses              Net   Portfolio
                     to Common  Including       Excluding       Investment   Including       Excluding       Investment    Turnover
                  Shares (000)   Interest++(a)   Interest++(a)      Income++  Interest++(a)   Interest++(a)      Income++      Rate
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Investment Quality (NQP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                 $ 232,528       1.65%           1.27%            6.48%       1.64%           1.26%            6.49%         20%
2007(b)                247,644       1.54*           1.25*            6.06*       1.53*           1.23*            6.07*         16
Year Ended 6/30:
2006                   239,718       1.23            1.23             5.87        1.21            1.21             5.89          20
2005                   256,365       1.23            1.23             5.96        1.22            1.22             5.97          18
2004                   243,287       1.23            1.23             6.38        1.22            1.22             6.39          17
2003                   258,924       1.27            1.27             6.59        1.26            1.26             6.60          11

Pennsylvania Premium Income 2 (NPY)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                   215,252       1.55            1.28             6.36        1.53            1.27             6.37          27
2007(b)                232,650       1.40*           1.21*            6.08*       1.39*           1.20*            6.09*         15
Year Ended 6/30:
2006                   225,121       1.20            1.20             6.01        1.18            1.18             6.03          18
2005                   242,373       1.19            1.19             6.09        1.19            1.19             6.10          22
2004                   232,455       1.18            1.18             6.45        1.17            1.17             6.46          16
2003                   246,604       1.20            1.20             6.76        1.19            1.19             6.77          19
====================================================================================================================================

                                                                                Floating Rate Obligations
                                          Preferred Shares at End of Period          at End of Period
                                        -------------------------------------   --------------------------
                                          Aggregate   Liquidation                 Aggregate
                                             Amount    and Market       Asset        Amount         Asset
                                        Outstanding         Value    Coverage   Outstanding      Coverage
                                              (000)     Per Share   Per Share         (000)    Per $1,000
----------------------------------------------------------------------------------------------------------
Pennsylvania Investment Quality (NQP)
----------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                                      $ 132,000      $ 25,000    $ 69,039      $ 21,670      $ 17,822
2007(b)                                     132,000        25,000      71,902        28,715        14,221
Year Ended 6/30:
2006                                        132,000        25,000      70,401            --            --
2005                                        132,000        25,000      73,554            --            --
2004                                        132,000        25,000      71,077            --            --
2003                                        132,000        25,000      74,039            --            --

Pennsylvania Premium Income 2 (NPY)
----------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                                        118,100        25,000      70,566         7,065        48,184
2007(b)                                     118,100        25,000      74,249        22,585        16,530
Year Ended 6/30:
2006                                        118,100        25,000      72,655            --            --
2005                                        118,100        25,000      76,307            --            --
2004                                        118,100        25,000      74,207            --            --
2003                                        118,100        25,000      77,202            --            --
==========================================================================================================

*     Annualized.

** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

***   After custodian fee credit and expense reimbursement, where applicable.

****  During the fiscal year ended June 30, 2006, Pennsylvania Premium Income 2
      (NPY) received a payment from the Adviser of $27,169, to offset losses realized on the disposal of investments purchased in violation of the Fund's investment restrictions. This reimbursement did not have an impact on the Fund's Total Return on Common Share Net Asset Value.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the ten months ended April 30, 2007.

                                 See accompanying notes to financial statements.

                                ----------------
                                 104-105 spread
                                ----------------

    | Financial
    | HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                                             Investment Operations
                                                       ------------------------------------------------------------------
                                                                                  Distributions   Distributions
                                                                                       from Net            from
                                           Beginning                                 Investment         Capital
                                              Common                        Net       Income to        Gains to
                                               Share          Net     Realized/       Preferred       Preferred
                                           Net Asset   Investment    Unrealized          Share-          Share-
                                               Value       Income   Gain (Loss)        holders+        holders+    Total
-------------------------------------------------------------------------------------------------------------------------
Pennsylvania Dividend Advantage (NXM)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                                         $ 15.36        $ .97        $ (.84)         $ (.25)         $ (.02)  $ (.14)
2007(b)                                        14.95          .82           .46            (.21)             --     1.07
Year Ended 6/30:
2006                                           15.93          .98          (.78)           (.19)           (.01)      --
2005                                           15.32          .99          1.06            (.10)           (.02)    1.93
2004                                           16.25         1.04          (.78)           (.05)           (.01)     .20
2003                                           14.96         1.08          1.29            (.07)           (.01)    2.29

Pennsylvania Dividend Advantage 2 (NVY)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                                           15.34          .99          (.80)           (.26)           (.02)    (.09)
2007(b)                                        14.93          .83           .44            (.21)           (.01)    1.05
Year Ended 6/30:
2006                                           15.89          .98          (.85)           (.19)           (.01)    (.07)
2005                                           14.87          .97          1.08            (.11)             --     1.94
2004                                           15.90          .98          (.87)           (.05)           (.01)     .05
2003                                           14.64         1.00          1.30            (.09)             --     2.21
=========================================================================================================================
                                                  Less Distributions
                                           -------------------------------
                                                  Net                            Offering
                                           Investment    Capital                Costs and      Ending
                                            Income to   Gains to                Preferred      Common
                                               Common     Common                    Share       Share    Ending
                                               Share-     Share-             Underwriting   Net Asset    Market
                                              holders    holders     Total      Discounts       Value     Value
----------------------------------------------------------------------------------------------------------------
Pennsylvania Dividend Advantage (NXM)
----------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                                           $ (.70)    $ (.05)  $  (.75)         $  --     $ 14.47   $ 13.61
2007(b)                                          (.66)        --      (.66)            --       15.36     15.70
Year Ended 6/30:
2006                                             (.88)      (.10)     (.98)            --       14.95     15.10
2005                                             (.96)      (.36)    (1.32)            --       15.93     16.14
2004                                             (.96)      (.17)    (1.13)            --       15.32     14.39
2003                                             (.92)      (.10)    (1.02)           .02       16.25     16.46

Pennsylvania Dividend Advantage 2 (NVY)
----------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                                             (.71)      (.05)     (.76)            --       14.49     13.40
2007(b)                                          (.62)      (.02)     (.64)            --       15.34     15.18
Year Ended 6/30:
2006                                             (.79)      (.10)     (.89)            --       14.93     14.16
2005                                             (.88)      (.04)     (.92)            --       15.89     14.90
2004                                             (.92)      (.16)    (1.08)            --       14.87     13.48
2003                                             (.92)      (.03)     (.95)            --       15.90     15.84
================================================================================================================
                                                                               Total Returns
                                                                           -----------------------
                                                                                           Based
                                                                                              on
                                                                             Based        Common
                                                                                on     Share Net
                                                                            Market         Asset
                                                                             Value**       Value**
--------------------------------------------------------------------------------------------------
Pennsylvania Dividend Advantage (NXM)
--------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                                                                         (8.46)%        (.87)%
2007(b)                                                                       8.40          7.22
Year Ended 6/30:
2006                                                                          (.56)         (.01)
2005                                                                         21.84         13.02
2004                                                                         (5.95)         1.30
2003                                                                         18.13         15.95

Pennsylvania Dividend Advantage 2 (NVY)
--------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                                                                         (6.81)         (.60)
2007(b)                                                                      11.88          7.14
Year Ended 6/30:
2006                                                                           .88          (.46)
2005                                                                         17.63         13.37
2004                                                                         (8.58)          .29
2003                                                                         14.38         15.48
==================================================================================================
                                                               Ratios/Supplemental Data
                   ----------------------------------------------------------------------------------------------------------------
                                       Ratios to Average Net Assets                Ratios to Average Net Assets
                                        Applicable to Common Shares                 Applicable to Common Shares
                                        Before Credit/Reimbursement                After Credit/Reimbursement***
                                 ----------------------------------------    ----------------------------------------
                         Ending
                            Net
                         Assets
                     Applicable   Expenses       Expenses             Net     Expenses       Expenses             Net    Portfolio
                      to Common  Including      Excluding      Investment    Including      Excluding      Investment     Turnover
                   Shares (000)   Interest++(a)  Interest++(a)     Income++   Interest++(a)  Interest++(a)     Income++       Rate
-----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Dividend Advantage (NXM)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                   $ 48,211       1.39%          1.28%           6.26%        1.07%           .96%           6.57%          20%
2007(b)                  51,160       1.33*          1.27*           5.99*         .95*           .89*           6.37*          11
Year Ended 6/30:
2006                     49,660       1.25           1.25            5.90          .80            .80            6.35           12
2005                     52,712       1.23           1.23            5.82          .78            .78            6.28           13
2004                     50,549       1.21           1.21            6.15          .76            .76            6.60           10
2003                     53,591       1.23           1.23            6.44          .79            .79            6.88           13

Pennsylvania Dividend Advantage 2 (NVY)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                     53,997       1.40           1.29            6.29         1.01            .90            6.67           27
2007(b)                  57,142       1.33*          1.27*           6.03*         .88*           .82*           6.48*          13
Year Ended 6/30:
2006                     55,597       1.24           1.24            5.93          .77            .77            6.40           13
2005                     59,174       1.23           1.23            5.80          .78            .78            6.25            8
2004                     55,370       1.24           1.24            5.95          .78            .78            6.40            4
2003                     59,202       1.25           1.25            6.07          .78            .78            6.53           13
===================================================================================================================================

                                                                                   Floating Rate Obligations
                                             Preferred Shares at End of Period         at End of Period
                                           -------------------------------------   --------------------------
                                             Aggregate   Liquidation                 Aggregate
                                                Amount    and Market       Asset        Amount         Asset
                                           Outstanding         Value    Coverage   Outstanding      Coverage
                                                 (000)     Per Share   Per Share         (000)    Per $1,000
-------------------------------------------------------------------------------------------------------------
Pennsylvania Dividend Advantage (NXM)
-------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                                          $ 25,000      $ 25,000    $ 73,211       $    --      $     --
2007(b)                                         25,000        25,000      76,160         1,305        59,360
Year Ended 6/30:
2006                                            25,000        25,000      74,660            --            --
2005                                            25,000        25,000      77,712            --            --
2004                                            25,000        25,000      75,549            --            --
2003                                            25,000        25,000      78,591            --            --

Pennsylvania Dividend Advantage 2 (NVY)
-------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2008                                            28,500        25,000      72,366            --            --
2007(b)                                         28,500        25,000      75,124         1,460        59,659
Year Ended 6/30:
2006                                            28,500        25,000      73,769            --            --
2005                                            28,500        25,000      76,907            --            --
2004                                            28,500        25,000      73,570            --            --
2003                                            28,500        25,000      76,932            --            --
=============================================================================================================

*     Annualized.

** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

***   After custodian fee credit and expense reimbursement, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the ten months ended April 30, 2007.

                                 See accompanying notes to financial statements.

                                ----------------
                                 106-107 spread
                                ----------------

                            Board Members & Officers
                        --------------------------------

  | The management of the Funds, including general supervision of the duties | performed for the Funds by the Adviser, is the responsibility of the Board | Members of the Funds. The number of board members of the Fund is currently | set at eight. None of the board members who are not "interested" persons | of the Funds has ever been a director or employee of, or consultant to, | Nuveen or its affiliates. The names and business addresses of the board | members and officers of the Funds, their principal occupations and other | affiliations during the past five years, the number of portfolios each
  |   oversees and other directorships they hold are set forth below.

------------------------------------------------------------------------------------------------------------------------------------
                                                            Number           Principal
                                              Year First    of Portfolios    Occupation(s)
Name,                     |                   Elected or    in Fund Complex  Including other
Birthdate                 | Position(s) Held  Appointed     Overseen by      Directorships
& Address                 | with the Funds    and Term(2)   Board Member     During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Board member who is an interested person of the Funds:

o   TIMOTHY R. SCHWERTFEGER(1)                                               Former director (1994-November 12, 2007), Chairman
    3/28/49               | Chairman of       1994                           (1996-June 30, 2007), Non-Executive Chairman (July 1,
    333 W. Wacker Drive   | the Board         Annual              185        2007-November 12, 2007) and Chief Executive Officer
    Chicago, IL 60606     | and Board Member                                 (1996-June 30, 2007) of Nuveen Investments, Inc.,
                                                                             Nuveen Asset Management and certain other subsidiaries
                                                                             of Nuveen Investments, Inc.; formerly, Director
                                                                             (1992-2006) of Institutional Capital Corporation.

Board members who are not interested persons of the Funds:

o   ROBERT P. BREMNER                                                        Private Investor and Management Consultant.
    8/22/40               | Lead              1997
    333 W. Wacker Drive   | Independent       Class III           185
    Chicago, IL 60606     | Board member

o   JACK B. EVANS                                                            President, The Hall-Perrine Foundation, a private
    10/22/48              |                   1999                           philanthropic corporation (since 1996); Director and
    333 W. Wacker Drive   |  Board member     Class III           185        Vice Chairman, United Fire Group, a publicly held
    Chicago, IL 60606     |                                                  company; Member of the Board of Regents for the State
                                                                             of Iowa University System; Director, Gazette Companies;
                                                                             Life Trustee of Coe College and Iowa College
                                                                             Foundation; Member of the Advisory Council of the
                                                                             Department of Finance in the Tippie College of
                                                                             Business, University of Iowa; formerly, Director,
                                                                             Alliant Energy; formerly, Director, Federal Reserve
                                                                             Bank of Chicago; formerly, President and Chief
                                                                             Operating Officer, SCI Financial Group, Inc., a
                                                                             regional financial services firm.

o   WILLIAM C. HUNTER                                                        Dean, Tippie College of Business, University of Iowa
    3/6/48                |                   2004                           (since July 2006); formerly, Dean and Distinguished
    333 W. Wacker Drive   | Board member      Class II            185        Professor of Finance, School of Business at the
    Chicago, IL 60606     |                                                  University of Connecticut (2003-2006); previously,
                                                                             Senior Vice President and Director of Research at the
                                                                             Federal Reserve Bank of Chicago (1995-2003); Director
                                                                             (since 1997), Credit Research Center at Georgetown
                                                                             University; Director (since 2004) of Xerox Corporation;
                                                                             Director (since 2005), Beta Gamma Sigma International
                                                                             Honor Society; Director, SS&C Technologies, Inc. (May
                                                                             2005-October 2005).

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

------------------------------------------------------------------------------------------------------------------------------------
                                                            Number           Principal
                                              Year First    of Portfolios    Occupation(s)
Name,                     |                   Elected or    in Fund Complex  Including other
Birthdate                 | Position(s) Held  Appointed     Overseen by      Directorships
& Address                 | with the Funds    and Term(2)   Board Member     During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Board members who are not interested persons of the Funds:

o   DAVID J. KUNDERT                                                         Director, Northwestern Mutual Wealth Management
    10/28/42              |                   2005                           Company; Retired (since 2004) as Chairman, JPMorgan
    333 W. Wacker Drive   | Board member      Class II            183        Fleming Asset Management, President and CEO, Banc One
    Chicago, IL 60606     |                                                  Investment Advisors Corporation, and President, One
                                                                             Group Mutual Funds; prior thereto, Executive Vice
                                                                             President, Banc One Corporation and Chairman and CEO,
                                                                             Banc One Investment Management Group; Member, Board of
                                                                             Regents, Luther College; member of the Wisconsin Bar
                                                                             Association; member of Board of Directors, Friends of
                                                                             Boerner Botanical Gardens; member of Investment
                                                                             Committee, Greater Milwaukee Foundation.

o   WILLIAM J. SCHNEIDER                                                     Chairman, formerly, Senior Partner and Chief Operating
    9/24/44               |                   1997                           Officer (retired, 2004) of Miller-Valentine Partners
    333 W. Wacker Drive   | Board member      Annual              185        Ltd., a real estate investment company; Director,
    Chicago, IL 60606     |                                                  Dayton Development Coalition; formerly, member,
                                                                             Business Advisory Council, Cleveland Federal Reserve
                                                                             Bank.

o   JUDITH M. STOCKDALE                                                      Executive Director, Gaylord and Dorothy Donnelley
    12/29/47              |                   1997                           Foundation (since 1994); prior thereto, Executive
    333 W. Wacker Drive   | Board member      Class I             185        Director, Great Lakes Protection Fund (from 1990 to
    Chicago, IL 60606     |                                                  1994).

o   CAROLE E. STONE                                                          Director, Chicago Board Options Exchange (since 2006);
    6/28/47               |                   2007                           Chair New York Racing Association Oversight Board
    333 West Wacker Drive | Board member      Class I             185        (since 2005); Commissioner, New York State Commission
    Chicago, IL 60606     |                                                  on Public Authority Reform (since 2005); formerly
                                                                             Director, New York State Division of the Budget
                                                                             (2000-2004), Chair, Public Authorities Control Board
                                                                             (2000-2004) and Director, Local Government Assistance
                                                                             Corporation (2000-2004).

Officers of the Fund:

o   GIFFORD R. ZIMMERMAN                                                     Managing Director (since 2002), Assistant Secretary and
    9/9/56                | Chief                                            Associate General Counsel, formerly, Vice President and
    333 W. Wacker Drive   | Administrative     1988                185       Assistant General Counsel, of Nuveen Investments, LLC;
    Chicago, IL 60606     | Officer                                          Managing Director (since 2002), Associate General
                                                                             Counsel and Assistant Secretary, of Nuveen Asset
                                                                             Management; Vice President and Assistant Secretary of
                                                                             NWQ Investment Management Company, LLC. (since 2002),
                                                                             Nuveen Investments Advisers Inc. (since 2002), Symphony
                                                                             Asset Management LLC, and NWQ Investment Management
                                                                             Company, LLC (since 2003), Tradewinds Global Investors,
                                                                             LLC, and Santa Barbara Asset Management, LLC (since
                                                                             2006); Nuveen HydePark Group LLC and Richards &
                                                                             Tierney, Inc. (since 2007); Managing Director,
                                                                             Associate General Counsel and Assistant Secretary of
                                                                             Rittenhouse Asset Management, Inc. (since 2003);
                                                                             Managing Director (since 2004) and Assistant Secretary
                                                                             (since 1994) of Nuveen Investments, Inc.; formerly,
                                                                             Managing Director (2002-2004), General Counsel
                                                                             (1998-2004) and Assistant Secretary of Nuveen Advisory
                                                                             Corp. and Nuveen Institutional Advisory Corp.(3);
                                                                             Chartered Financial Analyst.

o   WILLIAM ADAMS IV                                                         Executive Vice President, U.S. Structured Products of
    6/9/55                |                                                  Nuveen Investments, LLC, (since 1999), prior thereto,
    333 West Wacker Drive | Vice President     2007                120       Managing Director of Structured Investments.
    Chicago, IL 60606     |

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                                                                           109
                                                                          ------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Number
                                                            of Portfolios
Name,                     |                   Year First    in Fund Complex  Principal
Birthdate                 | Position(s) Held  Elected or    Overseen         Occupation(s)
and Address               | with the Funds    Appointed(4)  by Officer       During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Officers of the Fund:

o   CEDRIC H. ANTOSIEWICZ                                                    Managing Director, (since 2004) previously, Vice
    1/11/62               |                                                  President (1993-2004) of Nuveen Investments, LLC.
    333 W. Wacker Drive   | Vice President    2007                120
    Chicago, IL 60606     |

o   MICHAEL T. ATKINSON                                                      Vice President (since 2002) of Nuveen Investments, LLC.
    2/3/66                | Vice President
    333 W. Wacker Drive   | and Assistant     2000                185
    Chicago, IL 60606     | Secretary

o   LORNA C. FERGUSON                                                        Managing Director (since 2004), formerly, Vice
    10/24/45              |                                                  President of Nuveen Investments, LLC, Managing Director
    333 W. Wacker Drive   | Vice President    1998                185        (2004) formerly, Vice President (1998-2004) of Nuveen
    Chicago, IL 60606     |                                                  Advisory Corp. and Nuveen Institutional Advisory
                                                                             Corp.(3); Managing Director (since 2005) of Nuveen
                                                                             Asset Management.

o   STEPHEN D. FOY                                                           Vice President (since 1993) and Funds Controller (since
    5/31/54               | Vice President                                   1998) of Nuveen Investments, LLC; formerly, Vice
    333 W. Wacker Drive   | and Controller    1998                185        President and Funds Controller (1998-2004) of Nuveen
    Chicago, IL 60606     |                                                  Investments, Inc.; Certified Public Accountant.

o   WALTER M. KELLY                                                          Senior Vice President (since 2008), Vice President
    2/24/70               | Chief Compliance                                 (2006-2008) formerly, Assistant Vice President and
    333 West Wacker Drive | Officer and Vice  2003                185        Assistant General Counsel (2003-2006) of Nuveen
    Chicago, IL 60606     | President                                        Investments, LLC; Vice President (since 2006) and
                                                                             Assistant Secretary (since 2008) of Nuveen Asset
                                                                             Management.

o   DAVID J. LAMB                                                            Vice President (since 2000) of Nuveen Investments, LLC;
    3/22/63               |                                                  Certified Public Accountant.
    333 W. Wacker Drive   | Vice President    2000                185
    Chicago, IL 60606     |

o   TINA M. LAZAR                                                            Vice President of Nuveen Investments, LLC (since 1999).
    8/27/61               |
    333 W. Wacker Drive   | Vice President    2002                185
    Chicago, IL 60606     |

o   LARRY W. MARTIN                                                          Vice President, Assistant Secretary and Assistant
    7/27/51               | Vice President                                   General Counsel of Nuveen Investments, LLC; Vice
    333 W. Wacker Drive   | and Assistant     1988                185        President (since 2005) and Assistant Secretary of
    Chicago, IL 60606     | Secretary                                        Nuveen Investments, Inc.; Vice President (since 2005)
                                                                             and Assistant Secretary (since 1997) of Nuveen Asset
                                                                             Management; Vice President (since 2000), Assistant
                                                                             Secretary and Assistant General Counsel (since 1998) of
                                                                             Rittenhouse Asset Management, Inc.; Vice President and
                                                                             Assistant Secretary of Nuveen Investments Advisers Inc.
                                                                             (since 2002); NWQ Investment Management Company, LLC
                                                                             (since 2002), Symphony Asset Management LLC (since
                                                                             2003), Tradewinds Global Investors, LLC, Santa Barbara
                                                                             Asset Management LLC (since 2006) and of Nuveen
                                                                             HydePark Group, LLC and Richards & Tierney, Inc. (since
                                                                             2007); formerly, Vice President and Assistant Secretary
                                                                             of Nuveen Advisory Corp. and Nuveen Institutional
                                                                             Advisory Corp.(3)

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

------------------------------------------------------------------------------------------------------------------------------------
                                                            Number
                                                            of Portfolios
Name,                     |                   Year First    in Fund Complex  Principal
Birthdate                 | Position(s) Held  Elected or    Overseen         Occupation(s)
and Address               | with the Funds    Appointed(4)  by Officer       During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Officers of the Fund:

o   KEVIN J. MCCARTHY                                                        Managing Director (since 2008), formerly, Vice
    3/26/66               | Vice President                                   President (2007-2008), Nuveen Investments, LLC; Vice
    333 W. Wacker Drive   | and Secretary     2007                185        President, and Assistant Secretary, Nuveen Asset
    Chicago, IL 60606     |                                                  Management, Rittenhouse Asset Management, Inc., Nuveen
                                                                             Investment Advisers Inc., Nuveen Investment
                                                                             Institutional Services Group LLC, NWQ Investment
                                                                             Management Company, LLC, Tradewinds Global Investors
                                                                             LLC, NWQ Holdings, LLC, Symphony Asset Management LLC,
                                                                             Santa Barbara Asset Management LLC, Nuveen HydePark
                                                                             Group, LLC and Richards & Tierney, Inc. (since 2007);
                                                                             Managing Director (since 2008), formerly, Vice
                                                                             President (2007-2008) and Assistant General Counsel,
                                                                             Nuveen Investments, Inc. prior thereto, Partner, Bell,
                                                                             Boyd & Lloyd LLP (1997-2007).

o   JOHN V. MILLER                                                           Managing Director (since 2007), formerly, Vice
    4/10/67               |  Vice President                                  President (2002-2007) of Nuveen Investments, LLC;
    333 W. Wacker Drive   |  and Assistant    2007                185        Chartered Financial Analyst.
    Chicago, IL 60606     |

o   CHRISTOPHER M. ROHRBACHER                                                Vice President, Nuveen Investments, LLC (since 2008);
    8/1/71                | Vice President                                   Vice President and Assistant Secretary, Nuveen Asset
    333 W. Wacker Drive   | and Assistant     2008                185        Management (since 2008); Vice President and Assistant
    Chicago, IL 60606     | Secretary                                        General Counsel, Nuveen Investment, Inc. (since 2008);
                                                                             prior thereto, Associate, Skadden, Arps, Slate Meagher
                                                                             & Flom LLP (2002-2008).

o   JAMES F. RUANE                                                           Vice President, Nuveen Investments since 2007; prior
    7/3/62                | Vice President                                   thereto, Partner, Deloitte & Touche USA LLP (since
    333 W. Wacker Drive   | and Assistant     2007                185        2005), formerly, senior tax manager (since 2002);
    Chicago, IL 60606     | Secretary                                        Certified Public Accountant.

o   MARK L. WINGET                                                           Vice President, Nuveen Investments, LLC (since 2008);
    12/21/68              | Vice President                                   Vice President and Assistant Secretary, Nuveen Asset
    333 W. Wacker Drive   | and Assistant     2008                185        Management (since 2008); Vice President and Assistant
    Chicago, IL 60606     | Secretary                                        General Counsel, Nuveen Investments Inc. (since 2008);
                                                                             prior thereto, Counsel, Vedder Price P.C. (1997-2007).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, by reason of being the former Chairman and Chief Executive Officer of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries. It is expected that Mr. Schwertfeger will resign from the Board of Trustees by the end of the second quarter of 2008.

(2) Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

                                                                          ------
                                                                           111
                                                                          ------

            Reinvest Automatically
              EASILY and CONVENIENTLY
--------------------------------------------------------------------------------

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

      Nuveen Closed-End Funds Dividend Reinvestment Plan

      Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

      By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

      It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

      Easy and convenient

      To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

      How shares are purchased

      The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

------
  112
------

      Flexible

      You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

      You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

      The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

      Call today to start reinvesting dividends and/or distributions

      For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                                                                          ------
                                                                           113
                                                                          ------

      Glossary of
      TERMS USED in this REPORT
      --------------------------------------------------------------------------

o Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

o Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

o Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current market price.

o Net Asset Value (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

o Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

------
  114
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

| Other Useful INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Board of Directors/Trustees
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J.Schneider
Timothy R.Schwertfeger
Judith M. Stockdale
Carole E. Stone

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, NQP and NPY repurchased 139,900 and 156,100 common shares, respectively. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

                                                                          ------
                                                                           115
                                                                          ------

Nuveen Investments:
--------------------

SERVING INVESTORS FOR GENERATIONS

Since  1898,  financial  advisors  and  their  clients  have  relied  on  Nuveen
Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs.

Managing $153 billion in assets, as of March 31, 2008, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/etf

                                |   Share prices
                                |   Fund details
                                |   Daily financial news
                                |   Investor education
                                |   Interactive planning tools

                                                                     EAN-B-0408D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

             Nuveen Pennsylvania Dividend Advantage Municipal Fund 2

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                     AUDIT FEES BILLED    AUDIT-RELATED FEES         TAX FEES            ALL OTHER FEES
FISCAL YEAR ENDED                       TO FUND (1)       BILLED TO FUND (2)    BILLED TO FUND (3)     BILLED TO FUND (4)
-----------------------------------------------------------------------------------------------------------------------------
April 30, 2008                            $ 9,754                 $ 0                 $500                   $   800
-----------------------------------------------------------------------------------------------------------------------------
Percentage approved                            0%                  0%                   0%                        0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------------------
April 30, 2007 (5)                        $ 8,608                 $ 0                 $  0                   $ 1,500
-----------------------------------------------------------------------------------------------------------------------------
Percentage approved                            0%                  0%                   0%                        0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".

(5)  Fund changed fiscal year from June to April starting in 2007.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                           AUDIT-RELATED FEES     TAX FEES BILLED TO       ALL OTHER FEES
                                          BILLED TO ADVISER AND        ADVISER AND        BILLED TO ADVISER
                                              AFFILIATED FUND       AFFILIATED FUND      AND AFFILIATED FUND
                                            SERVICE PROVIDERS      SERVICE PROVIDERS      SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------
April 30, 2008                                     $ 0                    $ 0                  $ 0
------------------------------------------------------------------------------------------------------------
Percentage approved                                 0%                     0%                   0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------
April 30, 2007 (1)                                 $ 0                    $ 0                  $ 0
------------------------------------------------------------------------------------------------------------
Percentage approved                                 0%                     0%                   0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------

(1)  Fund changed fiscal year from June to April starting in 2007.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                                 TOTAL NON-AUDIT FEES
                                                                  BILLED TO ADVISER AND
                                                                 AFFILIATED FUND SERVICE   TOTAL NON-AUDIT FEES
                                                                 PROVIDERS (ENGAGEMENTS    BILLED TO ADVISER AND
                                                                 RELATED DIRECTLY TO THE  AFFILIATED FUND SERVICE
                                        TOTAL NON-AUDIT FEES    OPERATIONS AND FINANCIAL  PROVIDERS (ALL OTHER
                                            BILLED TO FUND       REPORTING OF THE FUND)         ENGAGEMENTS)         TOTAL
---------------------------------------------------------------------------------------------------------------------------
April 30, 2008                                 $ 1,300                    $ 0                      $ 0             $ 1,300
April 30, 2007 (1)                             $ 1,500                    $ 0                      $ 0             $ 1,500

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax
Fees" billed to Adviser in their respective amounts from the previous table.

(1)  Fund changed fiscal year from June to April starting in 2007.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of April 30, 2008, the members of the audit committee are Robert P. Bremner, Jack
B. Evans, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                   FUND
Cathryn P. Steeves     Nuveen Pennsylvania Dividend Advantage Municipal Fund 2

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                           TYPE OF ACCOUNT           NUMBER OF
PORTFOLIO MANAGER              MANAGED               ACCOUNTS     ASSETS*
--------------------------------------------------------------------------------
Cathryn P. Steeves   Registered Investment Company       41       $8.233 billion
                     Other Pooled Investment Vehicles    0        $0
                     Other Accounts                      0        $0

* Assets are as of April 30, 2008. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of May 31, 2008, the S&P/Investortools Municipal Bond index was comprised of 52,259 securities with an aggregate current market value of $1,047 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the April 30, 2008, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                                 DOLLAR RANGE OF
                                                                                   DOLLAR        EQUITY SECURITIES
                                                                                   RANGE OF      BENEFICIALLY OWNED
                                                                                   EQUITY        IN THE REMAINDER OF
                                                                                   SECURITIES    NUVEEN FUNDS
                                                                                   BENEFICIALLY  MANAGED BY NAM'S
NAME OF PORTFOLIO                                                                  OWNED IN      MUNICIPAL
MANAGER              FUND                                                          FUND          INVESTMENT TEAM
--------------------------------------------------------------------------------------------------------------------
Cathryn P. Steeves   Nuveen Pennsylvania Dividend Advantage Municipal Fund 2       $0            $10,000-$50,000

PORTFOLIO MANAGER BIO:

Cathryn P. Steeves, PhD is currently a portfolio manager for 42 state-specific municipal bond funds. She joined Nuveen in 1996 and worked as a senior analyst in the healthcare sector. Ms. Steeves has an undergraduate degree from Wake Forest University, an MA, MPhil and a PhD from Columbia University.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Pennsylvania Dividend Advantage Municipal Fund 2
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: July 9, 2008
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: July 9, 2008
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: July 9, 2008
    -------------------------------------------------------------------